April 30, 2004 Prospectus for

Keyport Preferred Advisor

Variable Annuity

Annuities are:
not insured by the FDIC or any other federal government agency;
not a deposit or other obligation of, underwritten or guaranteed by, the depository institution;
subject to investment risks, including the possible loss of principal amount invested.

PROSPECTUS FOR

THE PREFERRED ADVISOR VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PURCHASE PAYMENT

DEFERRED VARIABLE ANNUITY CONTRACT

ISSUED BY

KMA VARIABLE ACCOUNT

AND

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

This prospectus describes the Preferred Advisor variable annuity contract offered by Sun Life Assurance Company of Canada (U.S.). The contract is designed to help you in your long-term retirement planning. As of May 1, 1998, the Contracts were no longer offered for sale.

Under the Contract, you may elect to have value accumulate on a variable or fixed basis. You may also elect to receive periodic annuity payments on either a variable or a fixed basis. This prospectus generally describes only the variable features of the Contract. For a summary of the Fixed Account and its features, see Appendix A. The Contracts are designed to help you in your retirement planning. You may purchase them on a tax qualified or non-tax qualified basis. Because they are offered on a flexible payment basis, you are permitted to make multiple payments.

We will allocate your purchase payments to the investment options and the Fixed Account in the proportions you choose. The Contract currently offers nine investment options, each of which is a Sub-account of KMA Variable Account. Currently, you may choose among the Sub-accounts investing in the following Eligible Funds:

STEINROE VARIABLE INVESTMENT TRUST: Liberty Money Market Fund, Variable Series ; Liberty Federal Securities Fund, Variable Series; Liberty Asset Allocation Fund, Variable Series; Stein Roe Growth Stock Fund, Variable Series; and Liberty Small Company Growth Fund, Variable Series

Liberty Variable Investment Trust: Colonial Strategic Income Fund, Variable Series; Liberty Growth & Income Fund, Variable Series ; Columbia International Fund, Variable Series; and Newport Tiger Fund, Variable Series

We may make other investment options available in the future.

If you purchased a variable annuity contract before May 1, 1992, you may continue to make purchase payments under that contract subject to the terms and conditions of those contracts and Appendix B.

The purchase of a Contract involves certain risks. Investment performance of the Sub-accounts may vary based on the performance of the related Eligible Funds. We do not guarantee any minimum Contract Value for amounts allocated to the Sub-accounts.

The Variable Account may offer other contracts with different features, fees and charges, and other Sub-accounts which may invest in different or additional mutual funds. Separate prospectuses and statements of additional information will describe other contracts. The agent selling the Contracts has information concerning the eligibility for and the availability of the other contracts.

This prospectus contains important information about the Contracts you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission. The current SAI has the same date as this prospectus and is incorporated by reference in this prospectus. You may obtain a free copy by writing us at P.O. Box 9133, Wellesley Hills, MA 02481, by calling (800) 437-4466, or by returning the postcard on the back cover of this prospectus. A table of contents for the SAI appears on page 32 of this prospectus.

The date of this prospectus is April 30, 2004.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

DEFINITIONS

Accumulation Unit: A unit of measurement used to calculate Variable Account Value.

Annuitant: The natural person on whose life annuity benefits are based and who will receive annuity payments starting on the Income Date.

Company ("We", "Us", "Our", "Sun Life (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

Contract Anniversary: Each anniversary of the Issue Date.

Contract Owner ("You"): The person(s) having the privileges of ownership under the Contract.

Contract Value: The sum of the Variable Account Value and the Fixed Account Value under your Contract at any given time.

Contract Year: Each twelve-month period beginning on the Issue Date and each Contract Anniversary thereafter.

Designated Beneficiary: The person designated to receive any death benefits under the Contract

Eligible Funds: The underlying mutual funds in which the Variable Account invests.

Fixed Account: Part of our general account into which purchase payments or Contract Values may be allocated or transferred.

Fixed Account Value: The value of all Fixed Account amounts accumulated under the Contract prior to the Income Date.

In Force: The status of the Contract before the Income Date so long as:

(1)	it is not totally surrendered, and

(2)	there has not been a death of the Annuitant or any Contract Owner that will cause the Contract to end within at most five years of the date of death.

Income Date: The date on which annuity payments are to begin.

Issue Date: The date when the Contract becomes effective.

Non-Qualified Contract: Any Contract that is not issued under a Qualified Plan.

Office: Our service office, which is P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

Qualified Contract: Contracts issued under Qualified Plans.

Qualified Plan: A retirement plan which receives special tax treatment under Sections 401, 403(b), 408(b) or 408A of the Internal Revenue Code of 1986, as amended ("Code") or a deferred compensation plan for a state and local government or other tax exempt organization under Section 457 of the Code.

Surrender Value: The Contract Value less the deductions made upon a total surrender of the Contract.

Variable Account: KMA Variable Account which is our separate investment account, into which purchase payments under the Contracts may be allocated. The Variable Account is divided into Sub-accounts, each of which invests in shares of an Eligible Fund.

Variable Account Value: The value of all Variable Account amounts accumulated under the Contract prior to the Income Date.

Written Request: A request written on a form satisfactory to us, signed by you and a disinterested witness, and filed at our Office.

SUMMARY OF CONTRACT FEATURES

This summary does not contain all of the information that may be important to you. You should read the entire prospectus and Statement of Additional Information before deciding to invest. Further, individual state requirements, that differ from the information in this prospectus, are described in supplements to this prospectus or in endorsements to the Contracts.

The Contract

The Contract is a flexible premium deferred variable annuity contract. It is designed for retirement planning purposes. It allows you to allocate purchase payments to and receive annuity payments from the Variable Account and/or the Fixed Account.

The Variable Account is a separate investment account we maintain. If you allocate payments to the Variable Account, your accumulation values and annuity payments will fluctuate according to the investment performance of the Eligible Funds chosen.

The Fixed Account is part of our "general account", which consists of all our assets except the Variable Account and the assets of other separate investment accounts we maintain. If you allocate payments to the Fixed Account, your accumulation value will increase at guaranteed interest rates and annuity payments will be of a fixed amount. (See Appendix A for more information on the Fixed Account.)

If you allocate payments to both the Variable and the Fixed Accounts, then the accumulation value and annuity payments will be variable in part and fixed in part.

Purchase Payments

You may make multiple purchase payments. The minimum initial payment is $5,000. The minimum amount for each subsequent payment is $1,000 or a lesser amount as we may permit from time to time which is currently $250. (See "Purchase Payments and Applications".)

Investment Choices

You can allocate and reallocate your investment among the Sub-accounts of the Variable Account which in turn invest in the Eligible Funds. Each Eligible Fund holds its assets separately from the assets of the other Eligible Funds. Each has its own investment objectives and policies described in the accompanying prospectuses for the Eligible Funds. Under the Contract, the Variable Account currently invests in the following:

SteinRoe Variable Investment Trust ("SteinRoe Trust")

Liberty Asset Allocation Fund, Variable Series ("LAAF Sub-account")

Liberty Federal Securities Fund, Variable Series ("LFSF Sub-account")

Liberty Money Market Fund, Variable Series ("LMMF Sub-account")

Liberty Small Company Growth Fund, Variable Series ("LSCGF Sub-account")

Stein Roe Growth Stock Fund, Variable Series ("SRGSF Sub-account")

Liberty Variable Investment Trust ("Liberty Trust")

Colonial Strategic Income Fund, Variable Series ("CSIF Sub-account")

Columbia International Fund, Variable Series ("CIF Sub-account")

Liberty Growth & Income Fund, Variable Series ("LGIF Sub-account")

Newport Tiger Fund, Variable Series ("NTF Sub-account")

Fees and Charges

     Contingent Deferred Sales Charge

There are no sales charges at the time of your purchase payment. We may deduct a charge in the event of a total or partial surrender. That charge is based on a table of charges. The charge will not exceed 7% of that portion of the amount you surrender that represents purchase payments you made during the seven years immediately preceding your request for surrender. (See "Deductions for Contingent Deferred Sales Charge".)

     Mortality and Expense Risk Charge

We deduct a mortality and expense risk charge at an annual rate of 1.25% of your average daily net asset values in the Variable Account. (See "Deductions for Mortality and Expense Risk Charge".)

     Sales Charge

We deduct a daily sales charge at an annual rate of .15% of your average daily net asset values in the Variable Account. (See "Deductions for Sales Charge".)

     Contract Maintenance Charge

We deduct an annual $36 contract maintenance charge from Variable Account Value for administrative expenses. (See "Deductions for Contract Maintenance Charge".)

     Premium Taxes

We charge premium taxes against your Contract Value. Currently such premium taxes range from 0% to 3.5%. (See "Deductions for Premium Taxes".)

     Federal Income Taxes

You will not pay federal income taxes on the increases in value of your Contract until you make a withdrawal, such as a lump sum payment or annuity payment or make a gift or assignment. Some withdrawals may also be subject to a 10% federal penalty tax. (See "Tax Status".)

Free Look

Generally, you may revoke the Contract by returning it to us within ten days after you receive it. For most states, we will refund the lesser of the initial purchase payment or Contract Value as of the date we receive the returned Contract. You will bear the investment risk during the revocation period. You may ask us for the rules that apply to your state. (See "Right to Revoke".)

FEE TABLE

Contract Owner Transaction Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. State premium taxes may also be deducted.
Sales Load Imposed on Purchases
(as a percentage of purchase payments):	0%

Maximum Contingent Deferred Sales Charge
(as a percentage of purchase payments):	7%*

Maximum Transfer Charge (currently $0):	$25**

Premium Taxes
(as a percentage of Contract Value or total purchase payments):	0% - 3.5%***
*Completed years from Date of Purchase Payment	Sales Charge

Up to 1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 or later	0%

Surrender charges are deducted only if you totally or partially surrender the Contract. We will reduce any otherwise applicable surrender charge if it would cause the total surrender charge you have paid plus the daily sales charges attributable to your Contract to exceed the "maximum cumulative sales charge" as described in "Deductions for Contingent Deferred Sales Charge".

**Applicable to each transfer after the first twelve transfers in each Contract Year. We are currently waiving this fee. We reserve the right to impose a transfer fee after we notify you. See "Deductions for Transfers of Variable Account Value."

***The premium tax rate and base vary by state and the type of Contract you own. Currently, we deduct premium taxes from Contract Value upon full surrender (including a surrender for the death benefit) or annuitization. See "Deductions for Premium Taxes."

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Eligible Fund fees and expenses.
Annual Contract Maintenance Charge	$36

Variable Account Annual Expenses

(as a percentage of average net assets)
Mortality and Expense Risk Charge:	1.25%
Daily Sales Charge:	.15%*
Total Variable Account Annual Expenses:	1.40%

* This charge compensates us for certain sales distribution expenses related to the Contract.

The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Eligible Fund's fees and expenses is contained in the prospectus for each Eligible Fund.
Total Annual Eligible Fund Operating Expenses	Minimum	Maximum
(as a percentage of average daily net assets)

(Expenses that are deducted from Eligible Fund assets including management fees, and other expenses)	0.58%	1.52%[1]

1The expenses shown do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Eligible Funds have agreed to reduce their fees and/or reimburse the Eligible Funds' expenses in order to keep the Eligible Funds' expenses below specified limits. All of the Eligible Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Operating Expenses for all Eligible Funds, after all fee reductions and expense reimbursements are taken into consideration, fall within the range shown. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Eligible Fund's prospectus.

THE ABOVE EXPENSES FOR THE ELIGIBLE FUNDS WERE PROVIDED BY THE ELIGIBLE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Variable Account annual expenses, and Eligible Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of any of the Eligible Funds. In addition, the Examples assume no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. The Examples also do not take into consideration any fee waiver or expense reimbursement arrangements of the Eligible Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,000	$1,442	$2,019	$4,095

(2) If you annuitize your Contract OR if you do not surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$300	$963	$1,720	$4,095

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The Examples do not show the effect of premium taxes. Premium taxes (which range from 0% to 3.5%) are deducted from Contract Value upon full surrender, death or annuitization. The Examples also do not include any of the taxes or penalties you may be required to pay if you surrender your Contract.

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The Fee Table and Examples should not be considered a representation of past or future expenses and charges of the Sub-accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the Examples are not an estimate or a guarantee of future investment performance. See "Deductions" in this prospectus and "Trust Management Organizations" in the prospectuses for Liberty Trust and SteinRoe Trust.

CONDENSED FINANCIAL INFORMATION

Accumulation Unit Values*

	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-account	of Year**	of Year	of Year	Year

Liberty Money Market Fund	$15.750	$15.640	1,223,256	2003
("LMMF")	15.774	15.750	1,690,305	2002
	15.437	15.774	1,955,935	2001
	14.762	15.437	2,015,415	2000
	14.284	14.762	2,653,148	1999
	13.780	14.284	2,099,133	1998
	13.288	13.780	2,011,620	1997
	12.833	13.288	1,937,919	1996
	12.322	12.833	1,870,176	1995
	12.036	12.322	2,006,163	1994

Liberty Federal Securities Fund	23.449	23.736	705,555	2003
("LFSF")	21.665	23.449	910,218	2002
	20.526	21.665	966,699	2001
	18.762	20.526	1,204,515	2000
	18.826	18.762	1,664,530	1999
	17.874	18.826	2,099,027	1998
	16.621	17.874	2,466,957	1997
	16.099	16.621	2,760,649	1996
	14.107	16.099	3,176,177	1995
	14.529	14.107	3,002,643	1994

Colonial Strategic Income Fund	15.448	18.038	724,519	2003
("CSIF")	14.433	15.448	953,122	2002
	14.102	14.433	1,161,047	2001
	14.291	14.102	1,575,551	2000
	14.237	14.291	2,404,355	1999
	13.616	14.237	3,020,397	1998
	12.642	13.616	3,802,498	1997
	11.684	12.642	3,036,543	1996
	10.014	11.684	2,910,213	1995
	10.000	10.014	314,502	1994

Liberty Asset Allocation Fund	22.966	27.284	2,223,330	2003
("LAAF")	26.381	22.966	2,805,912	2002
	29.460	26.381	3,392,455	2001
	30.197	29.460	4,546,040	2000
	27.188	30.197	6,115,748	1999
	24.497	27.188	7,821,031	1998
	21.264	24.497	8,702,195	1997
	18.650	21.264	9,759,571	1996
	15.071	18.650	10,314,629	1995
	15.785	15.071	8,164,856	1994

Stein Roe Growth Stock Fund	26.898	33.223	1,190,941	2003
("SRGSF")	39.052	26.898	1,472,056	2002
	52.532	39.052	1,839,034	2001
	60.541	52.532	2,465,959	2000
	44.829	60.541	2,890,859	1999
	35.538	44.829	3,344,812	1998
	27.242	35.538	3,592,225	1997
	22.780	27.242	3,719,103	1996
	16.770	22.780	3,638,901	1995
	18.158	16.770	3,415,076	1994

Liberty Growth & Income Fund	20.965	24.767	1,818,780	2003
("LGIF")	27.237	20.965	1,104,793	2002
	27.788	27.237	1,361,532	2001
	27.196	27.788	1,736,093	2000
	24.622	27.196	2,264,494	1999
	20.780	24.622	2,759,395	1998
	15.935	20.780	2,927,067	1997
	13.263	15.935	2,382,491	1996
	10.369	13.263	1,947,382	1995
	10.000	10.369	442,457	1994
Liberty Small Company Growth Fund	22.882	32.523	940,568	2003
("LSCGF")	30.646	22.882	1,195,825	2002
	34.541	30.646	1,422,850	2001
	37.025	34.541	1,863,729	2000
	25.351	37.025	2,326,515	1999
	31.085	25.351	3,260,203	1998
	29.237	31.085	3,987,861	1997
	23.357	29.237	4,567,203	1996
	21.192	23.357	4,164,352	1995
	21.236	21.192	4,371,837	1994

Columbia International Fund	7.646	10.221	1,465,973	2003
("CIF")	8.948	7.646	519,096	2002
	11.996	8.948	573,217	2001
	14.919	11.996	799,370	2000
	10.761	14.919	942,135	1999
	9.660	10.761	1,145,641	1998
	10.075	9.660	2,226,761	1997
	9.723	10.075	1,243,679	1996
	9.314	9.723	1,052,842	1995
	10.000	9.314	872,971	1994

Newport Tiger Fund	7.139	10.194	442,689	2003
("NTF")	8.718	7.139	509,094	2002
	10.846	8.718	627,666	2001
	13.035	10.846	811,630	2000
	7.867	13.035	1,081,701	1999
	8.526	7.867	1,119,721	1998
	12.555	8.526	1,524,488	1997
	11.445	12.555	1,509,794	1996
	10.000	11.445	599,500	1995

*Accumulation Unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number. See Appendix B for historical values for the contracts described in that appendix.

**Except for the four Liberty Trust Funds, each unit value started at $10.00 as of May 1, 1989, which is the date the Eligible Fund Sub-account first became available for Accumulation Units based on a 1.40% asset-based charge. The unit values for the CIF, CSIF, LGIF and NTF Sub-accounts were valued at $10.00 on May 2, 1994; July 5, 1994, July 5, 1994, and May 1, 1995, respectively.

The full financial statements for the Variable Account, Sun Life Assurance Company of Canada (U.S.) and Keyport Life Insurance Company are in the Statement of Additional Information.

PERFORMANCE INFORMATION

We may from time to time advertise certain performance information concerning the Sub-accounts.

Performance information is not intended to indicate either past performance or future performance of an actual Contract.

We may advertise total return information for the Sub-accounts, other than LMMF Sub-account, for various periods of time. Total return performance information is based on the overall percentage change in value of a hypothetical investment in the Sub-account over a given period of time.

Average annual total return information shows the average annual compounding change percentage applied to the value of an investment in the Sub-account from the beginning of the measuring period to the end of that period. Average annual total return reflects historical investment results, less all Sub-account and Contract charges and deductions as required by certain regulatory rules. This calculation also reflects any contingent deferred sales charge that would apply if you surrendered the Contract at the end of the period indicated. We do not deduct any premium taxes from average annual total return. Average annual total return would be less if these taxes were deducted.

In order to calculate average annual total return, we divide the change in value of a Sub-account under a Contract surrendered on a particular date by a hypothetical $1,000 investment in the Sub-account. We then annualize the resulting total rate for the period to obtain the average annual compounding percentage change during the period.

We also may present additional total return information computed on a different basis:
o

First, we may present total return information as described above, except for the deduction for the contingent deferred sales charge. This presentation assumes that the investment in the Contract continues beyond the period when the contingent deferred sales charge applies. This is consistent with the long-term investment and retirement objectives of the contract. The total return percentage will be higher under this method than the standard method described above.

o

Second, we may present total return information as described above, except there are no deductions for the contingent deferred sales charge, contract maintenance charge and premium taxes. Because there are no charges deducted, the calculation is simplified. We divide the change in a Sub-account's Accumulation Unit value over a specified time period by the Accumulation Unit value of that Sub-account at the beginning of the period. This computation results in a twelve-month change rate. For longer periods, it is a total rate for the period. We annualize the total rate in order to obtain the average annual percentage change in the Accumulation Unit value for that period. The percentages would be lower if the contingent deferred sales charge and contract maintenance charge were included.

o

Third, certain of the Eligible Funds have been available for other annuity contracts prior to the beginning of the offering of the Contracts described in this prospectus. Any performance information for such periods will be based on historical results of the Eligible Funds and applying the fees and charges of the Contract for the specified time periods.

Moreover, the performance information for each SteinRoe Trust Sub-account may reflect the investment experience of the current Eligible Funds and Eligible Funds previously available under the Variable Account. The Eligible Funds of the SteinRoe Variable Investment Trust replaced these other mutual funds beginning January 1, 1989. These other funds had a different investment adviser (Keystone Custodian Funds, Inc.) than the SteinRoe Trust (Stein Roe & Farnham, Incorporated). See Appendix B. Performance information for periods prior to May 1, 1989 will reflect historical asset-based charges that are at a lower level than the current asset-based charges.

The LMMF Sub-account is a money market Sub-account that may advertise yield and effective yield information. The yield of the Sub-account refers to the income generated by an investment in the Sub-account over a specifically identified seven-day period. We annualize this income by assuming that the amount of income generated by the investment during that week is generated each week over a fifty-two week period. It is shown as a percentage. The yield reflects the deduction of all charges assessed against the Sub-account and a Contract but does not include contingent deferred sales charges and premium taxes. The yield would be lower if these charges were included.

We calculate the effective yield of the LMMF Sub-account in a similar manner but, when annualizing such yield, we assume income earned by the Sub-account is reinvested. This compounding effect causes effective yield to be higher than yield.

SUN LIFE (U.S.) AND THE VARIABLE ACCOUNT

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. The Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and Sun Life (U.S.). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

Effective December 31, 2003, Keyport Life Insurance Company ("Keyport") merged with and into Sun Life (U.S.), with Sun Life (U.S.) as the surviving entity. Keyport was an affiliate of Sun Life (U.S.). Keyport was a stock life insurance company organized under the laws of the State of Rhode Island in 1957. Keyport was acquired by Sun Life Financial in November 2001 from Liberty Financial Companies, Inc., a subsidiary of Liberty Mutual Insurance Company of Boston, Massachusetts.

Upon the merger, Keyport ceased to exist, and Sun Life (U.S.) became the surviving company. As a result of the merger, the Variable Account became a separate account of Sun Life (U.S.). All of the Contracts issued by Keyport before the merger were, at the time of the merger, assumed by Sun Life (U.S.). The merger did not affect any provisions of or right or obligations under, those Contracts.

In approving the merger, the board of directors of Sun Life (U.S.) and Keyport determined that the merger would result in operational and financial efficiencies, which would be in the long-term interests of their respective contract owners. On June 4, 2003, the respective 100% stockholders of Sun Life (U.S.) and Keyport voted to approve the merger. In addition, the Department of Insurance of the State of Rhode Island has approved the merger.

We are a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and membership in IMSA in advertisements. Being a member means that we have chosen to participate in IMSA's Life Insurance Ethical Market Conduct Program.

The Variable Account was established by Keyport, a predecessor of Sun Life (U.S.), on January 9, 1980, pursuant to the provisions of Rhode Island law, as a segregated investment account. One December 31, 2003, Keyport was merged with and into Sun Life (U.S.). The Variable Account survived the merger intact. The Variable Account meets the definition of "separate account" under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not mean the Securities and Exchange Commission supervises us or the management of the Variable Account.

Obligations under the Contracts are our obligations. Although the assets of the Variable Account are our property, these assets are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business we may conduct.

PURCHASE PAYMENTS AND APPLICATIONS

The initial purchase payment is due on the Issue Date. The minimum initial purchase payment is $5,000. You may make additional purchase payments. Each subsequent purchase payment must be at least $1,000 or any lesser amount we may permit, which is currently $250. We may reject any purchase payment or any application.

If your application for a Contract is complete and amounts are to be allocated to the Variable Account, we will apply your initial purchase payment to the Variable Account within two business days of receipt. If the application is incomplete, we will notify you and try to complete it within five business days. If it is not complete at the end of this period, we will inform you of the reason for the delay. The purchase payment will be returned immediately unless you specifically consent to our keeping the purchase payment until the application is complete. Once the application is complete, the purchase payment will be applied within two business days of its completion. Additional purchase payments are allocated to a Contract based on the applicable Sub-account accumulation unit value(s) next determined after we receive it.

We will send you a written notification showing the allocation of all purchase payments and the re-allocation of values after any transfer you have requested. You must notify us immediately of any error. You may contact our Client Service Department at (800) 367-3653. If you fail to notify us within 60 days, we will not assume responsibility for correcting the error.

We will permit others to act on your behalf in certain instances, including:
o	We will accept an application for a Contract signed by an attorney-in-fact if we receive a copy of the power of attorney with the application.

o	We will issue a Contract to replace an existing life insurance or annuity policy that we or an affiliated company issued even though we did not previously receive a signed application from you.

Certain dealers or other authorized persons such as employers and Qualified Plan fiduciaries may inform us of your responses to application questions by telephone or by order ticket and cause the initial purchase payment to be paid to us. If the information is complete, we will issue the Contract with a copy of an application containing that information. We will send you the Contract and a letter so you may review the information and notify us of any errors. We may request you to confirm that the information is correct by signing a copy of the application or a Contract delivery receipt. We will send you a written notice confirming all purchases. Our liability under any Contract relates only to amounts so confirmed.

INVESTMENTS OF THE VARIABLE ACCOUNT

Allocations of Purchase Payments

We will invest your purchase payments in the Sub-accounts you have chosen. Your selection must specify the percentage of the purchase payment that is allocated to each Sub-account. The percentage for each Sub-account, if not zero, must be at least 10% and a whole number. You may change the allocation percentages without fee, penalty or other charge. You must notify us in writing of your allocation changes unless you, your attorney-in-fact, or another authorized person have given us written authorization to accept telephone allocation instructions. By allowing us to accept telephone changes, you agree to accept and be bound by our current conditions and procedures. The current conditions and procedures are in Appendix C. We will notify you of any changes in advance.

The Variable Account is segmented into Sub-accounts. Each Sub-account contains the shares of one of the Eligible Funds and such shares are purchased at net asset value. We may add or withdraw Eligible Funds and Sub-accounts as permitted by applicable law.

Eligible Funds

The Eligible Funds are the separate funds listed within the SteinRoe Variable Investment Trust and Liberty Variable Investment Trust. Sun Life (U.S.) and the Variable Account may enter into agreements with other mutual funds for the purpose of making such mutual funds available as Eligible Funds under certain Contracts.

We do not promise that the Eligible Funds will meet their investment objectives. Amounts you have allocated to Sub-accounts may grow, decline, or grow less in value than you expect, depending on the investment performance of the Eligible Funds in which the Sub-accounts invest. You bear the investment risk that those Eligible Funds possibly will not meet their investment objectives. You should carefully review their prospectuses before allocating amounts to the Sub-accounts of the Variable Account.

All of the Eligible Funds are funding vehicles for other variable annuity contracts and variable life insurance policies offered by our separate accounts. The Eligible Funds are also available for the separate accounts of insurance companies affiliated and unaffiliated with us. The risks involved in this "mixed and shared funding" are disclosed in the Liberty Trust and SteinRoe Trust prospectuses under the caption "The Trust".

Columbia Management Advisers, Inc. ("Columbia") is the investment adviser for the Eligible Funds of Liberty Trust and SteinRoe Trust.

We have briefly described the Eligible Funds and the objectives they seek to achieve below. You should read the current prospectus for the Eligible Funds for more details and complete information. The prospectus is available, at no charge, from a salesperson or by writing to us at P.O. Box 9133, Wellesley Hills, MA 02481 or by calling (800) 437-4466.

Eligible Funds of SteinRoe and
Variable Account Sub-accounts	Investment Objective
Liberty Money Market Fund, Variable Series	High current income from short-term
(LMMF Sub-account)	money market instruments while
emphasizing preservation of capital
and maintaining excellent liquidity.

Liberty Federal Securities Fund, Variable Series	Highest possible level of current
(LFSF Sub-account)	income consistent with safety of
principal and maintenance of
liquidity through investment primarily
in mortgage-backed securities.

Liberty Asset Allocation Fund, Variable Series	High total investment return through
(LAAF Sub-account)	investment in a changing mix of securities.

Stein Roe Growth Stock Fund, Variable Series	Long-term growth of capital through
(SRGSF Sub-account)	investment primarily in common stocks.

Liberty Small Company Growth Fund, Variable Series	Capital growth by investing primarily
(LSCGF Sub-account)	in common stocks, convertible
securities, and other securities
selected for prospective capital growth.

Eligible Funds of Liberty Trust
and Variable Account Sub-accounts	Investment Objective
Colonial Strategic Income Fund, Variable Series	A high level of current income, as is
(CSIF Sub-account)	consistent with prudent risk, and
maximizing total return, by
diversifying investments primarily in
U.S. and foreign government and high
yield, high risk corporate debt securities.

Liberty Growth & Income Fund, Variable Series	Long-term capital growth and income
(LGIF Sub-account)	by investing primarily in large
capitalization equity securities.

Columbia International Fund, Variable Series	Long-term growth by investing in
(CIF Sub-account)	equity securities of growth companies located
outside the United States.

Newport Tiger Fund, Variable Series	Long-term capital growth by investing
(NTF Sub-account)	primarily in equity securities of
companies located in the ten Tigers
of Asia (Hong Kong, Singapore, South
Korea, Taiwan, Malaysia, Thailand,
Indonesia, India, China and the Philippines).

There is no assurance that the Eligible Funds will achieve their stated objectives.

Dollar Cost Averaging

Under the program, we make automatic transfers of Accumulation Units on a periodic basis out of the LMMF Sub-account or the One-Year Guarantee Period Fixed Account option into one or more of the other available Sub-accounts you select. The program allows you to invest in the Sub-accounts over time rather than all at once. The program is available for purchase payments and amounts transferred into the LMMF Sub-account or the One-Year Guarantee Period Fixed Account option. We reserve the right to limit the number of Sub-accounts you may choose. Currently, there are no limits. If you wish to participate in the program, you must notify us in writing. The One-Year Guarantee Period Fixed Account option of the program is not available under Contracts issued to New Jersey and Washington residents.

A transfer under the program is not subject to a transfer fee and will not be counted as a transfer for purposes of the limitations in "Transfer of Variable Account Value" below. The automatic transfer program does not guarantee a profit nor does it protect against loss in declining markets. We impose no charge for participating in the dollar cost averaging program. The program is described in detail in Appendix D.

Transfer of Variable Account Value

You may transfer Variable Account Value from one Sub-account to another Sub-account and/or to the Fixed Account.

We may charge a transfer fee and limit the number of transfers that you can make in a time period. Transfer limitations may prevent you from making a transfer on the date you select. This may result in your Contract Value being lower than it would have been if you had been able to make the transfer.

Limits on Transfers

Currently, we do not charge a transfer fee. We will notify you prior to charging any transfer fee or a change in the limitation on the number of transfers. The fee will not exceed $25. Contracts delivered in Pennsylvania, South Carolina and Texas contain a stated maximum of $15 per transfer.

We are limiting transfers as follows:
o	we impose a transfer limit of one transfer every 30 days, or such other period as we may permit with notification of the change to all Contract Owners prior to its effectiveness, and

o

we limit each transfer to a maximum of $2,000,000, or such greater amount as we may permit with notification of the change to all Contract Owners prior to its effectiveness. We treat all transfer requests for a Contract made on the same day as a single transfer. We may treat as a single transfer all transfers you request on the same day for every Contract you own. The total combined transfer amount is subject to the maximum limitation. If the total amount of the requested transfers exceeds the maximum, we will not execute any of the transfers, and

o

we treat as a single transfer all transfers made on the same day on behalf of multiple Contracts by a common attorney-in-fact, or transfers that are, in our determination, based on the recommendation of a common investment adviser or broker/dealer. The maximum limitation applies to such transfers. If the total amount of the requested transfers exceeds the maximum, we will not execute any of the transfers.

If we have executed a transfer with respect to your Contract as part of a multiple transfer request, we will not execute another transfer request for your Contract for 30 days.

Transactions pursuant to optional investment-related programs are not considered in the application of these limits.

We reserve the right to waive transfer limitations, where permitted by law and not adverse to the interests of the relevant Eligible Fund and other shareholders, in the following instances:
o	When a new broker of record is designated for the Certificate;
o	When the Certificate Owner changes;
o	When control of the Certificate passes to the designated beneficiary upon death of the Owner or Annuitant;
o	When necessary in our view to avoid hardship to a Certificate Owner;
o	When Eligible Funds are dissolved or merged or substituted.

We reserve the right to change these limitations and exceptions at any time. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

By applying these limitations we intend to protect the interests of individuals who do and those who do not engage in significant transfer activity among Sub-accounts. We have determined that the actions of individuals engaging in significant transfer activity may adversely affect the performance of the Eligible Fund for the Sub-account involved. The movement of values from one Sub-account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because it must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in Eligible Fund transaction costs which all Contract Owners must indirectly bear.

You must notify us in writing of your transfer requests unless you have given us written authorization to accept telephone transfer requests from you or your attorney-in-fact. By authorizing us to accept telephone transfer instructions, you agree to accept our current conditions and procedures. The current conditions and procedures are in Appendix C. You will be given prior notification of any changes. A person acting on your behalf as an attorney-in-fact may make written transfer requests.

If we receive your transfer requests before 4:00 P.M. Eastern Time, we will initiate them at the close of business that day. We will initiate any requests received after that time at the close of the next business day. We will execute your request to transfer value by both redeeming and acquiring Accumulation Units on the day we initiate the transfer.

If you transfer 100% of any Sub-account's value, and the allocation formula for purchase payments on your application includes that Sub-account, the allocation formula for future purchase payments will automatically change unless you tell us otherwise.

Substitution of Eligible Funds and Other Variable Account Changes

If shares of any of the Eligible Funds are no longer available for investment by the Variable Account or further investment in the shares of an Eligible Fund is no longer appropriate under the Contract, we may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased or to be purchased in the future. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940.

We also reserve the right to make the following changes in the operation of the Variable Account and Eligible Funds:
o	to operate the Variable Account in any form permitted by law;

o	to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable law;

o	to transfer any assets in any Sub-account to another or to one or more separate investment accounts, or to our general account;

o	to add, combine or remove Sub-accounts in the Variable Account; and

o	to change how we assess charges, so long as we do not increase them above the current total charged to the Variable Account and the Eligible Funds in connection with your Contract.

DEDUCTIONS

Deductions for Contract Maintenance Charge

We charge an annual contract maintenance charge of $36 per Contract Year. This charge reimburses us for our expenses incurred in maintaining your Contract. We may not change the contract maintenance charge of any Contract delivered in Pennsylvania, South Carolina, or Texas to be greater than $100 per year. There is no such limit under Contracts delivered in other jurisdictions.

Before the Income Date, we will deduct the contract maintenance charge from the Variable Account Value on each Contract Anniversary and on the date of any total surrender not falling on the Contract Anniversary.

On the Income Date, we will subtract from Variable Account Value a pro-rata portion of the contract maintenance charge due on the next Contract Anniversary. This pro-rata charge covers the period from the prior Contract Anniversary to the Income Date.

Before and after the Income Date, we deduct the contract maintenance charge proportionally from each Sub-account based upon the value each Sub-account bears to the Variable Account Value.

After the Income Date, once annuity payments begin, or after surrender benefits are applied under a settlement option, the contract maintenance charge is guaranteed not to increase. We will subtract this charge in equal parts from each annuity payment. For example, if annuity payments are monthly, then we will deduct one-twelfth of the annual charge from each payment.

Deductions for Mortality and Expense Risk Charge

Variable annuity payments fluctuate depending on the investment performance of the Sub-accounts. The payments will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. We guarantee that certain total surrenders after your death or the death of the Annuitant will not mean that payments are reduced by a contingent deferred sales charge or will not result in payments that are lower than the amount of purchase payments less any prior partial surrenders. We also assume an expense risk since the contract maintenance charge after the Income Date remains the same and does not change to reflect variations in expenses.

We deduct a mortality and expense risk charge from each Sub-account as part of the calculation of Accumulation Unit Values for each Valuation period. The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily net asset value of each Sub-account. We deduct the charge both before and after the Income Date.

We may deduct less than the full charge from Sub-account values attributable to Contracts issued to our employees and other persons specified in "Distribution of the Contract".

Deductions for Daily Sales Charge

We deduct a daily sales charge from each Sub-account as part of the calculation of Accumulation Unit values for each Valuation Period. This charge is equal, on an annual basis, to 0.15% of the average daily net asset value of each Sub-account. This charge compensates us for certain sales distribution expenses relating to the Contract. We do not deduct the daily sales charge during the annuity period.

We will not deduct this charge from your Sub-account values once we have reached the maximum cumulative daily sales charge limit. We do not deduct this charge from the values of Contracts issued to our employees and other persons specified in "Distribution of the Contract". We may decide not to deduct the charge from Sub-account values attributable to a Contract issued in an internal exchange or transfer of an annuity contract from our general account.

Deductions for Contingent Deferred Sales Charge

We do not deduct a sales charge from the Contract when you purchase it. We may deduct such a charge if you surrender your Contract.

To determine whether we will deduct a contingent deferred sales charge if you partially or totally surrender your Contract, we maintain a separate set of records. These records identify the date and amount of each purchase payment you have made and the Contract Value over time.

You may make partial surrenders during the Accumulation Period without incurring a contingent deferred sales charge. You may surrender an amount up to the Contract's earnings. Earnings equal the Contract Value at the time of surrender, less purchase payments not previously surrendered.

After the first Contract Year, we guarantee that a minimum amount of Contract Value will be free of contingent deferred sales charges each year. This amount is equal to 10% of the Contract Value at the beginning of each Contract Year. This 10% amount will be reduced by the amount of each surrender in a year that represents the Contract's increase in value. The amount of any surrender in excess of this increase in value but not in excess of the remaining 10% amount will be free of contingent deferred sales charges. This portion will be deducted from the purchase payments from the oldest payment to the most recent until the amount is fully deducted. Any amount so deducted will not be subject to a charge.

The following additional amounts will be deducted from the purchase payments in this order: the amount of any surrender in the first Contract Year in excess of the Contract's increase in value at the time of surrender; and the amount of any surrender in any later Contract Year in excess of the Contract's increase in value at the time of surrender (or in excess of the 10% limit if it applies). The contingent deferred sales charge for each purchase payment from which a deduction is made will be equal to (a) x (b), where:
(a)	is the amount so deducted; and

(b)

is the applicable percentage for the number of years that have elapsed from the date of the purchase payment to the date of surrender. We measure years from the date of each payment. The applicable percentages for each year are:

Year	Percentage
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 and thereafter	0%

We calculate the contingent deferred sales charges for each purchase payment. The lesser of this amount and the maximum cumulative sales charge will be deducted from Contract Value in the same manner as the surrender amount. The maximum cumulative sales charge is equal to (a) - (b), where:

(a)	is 8.5% of the total purchase payments made to the Contract, and

(b)

is the sum of (i) all prior contingent deferred sales charge deductions from the Contract Value and (ii) all prior daily sales charges attributable to the Contract Value allocated to the Sub-accounts. After each surrender, our records will be adjusted to reflect any deductions made from the applicable purchase payments.

The contingent deferred sales charge is used to cover expenses we incur selling the Contract, including compensation paid to selling dealers and the cost of sales literature. Selling dealers may receive up to 6.00% of purchase payments. (See "Distribution of the Contracts.") We pay any expenses not covered by the charge from our general account, which may include monies deducted from the Variable Account for the mortality and expense risk charge.

The contingent deferred sales charge is not applicable to Contracts issued to our employees and other persons specified in "Distribution of the Contract".

We may reduce or change any contingent deferred sales charge percentage to 0% under a Contract issued in an internal exchange or transfer of an annuity contract from our general account.

We may establish a systematic withdrawal program to allow you to request systematic partial surrenders in the first Contract Year up to 10% of the initial purchase payment. Under this program, we may waive the contingent deferred sales charge on the amount of any partial surrender that is in excess of the Contract's increase in value at the time the surrender occurs. Any such excess surrender amount will not be deducted from the initial purchase payment. This means that the waiver of the contingent deferred sales charge is not a permanent waiver and we can collect the charge in the event that you later make a non-systematic partial or total surrender.

Deductions for Transfers of Variable Account Value

Currently, we do not charge a transfer fee. However, the Contract allows us to charge up to $25 for each transfer in excess of 12 per year. Contracts delivered in Pennsylvania, South Carolina and Texas contain a stated maximum of $15 per transfer. We will notify you prior to the imposition of any fee.

Deductions for Premium Taxes

We deduct the amount of any premium taxes levied by any state or governmental entity when paid unless we elect to defer such deduction. We can not anticipate precisely the amount of premium tax payable on any transaction involving the Contract. Premium taxes depend, among other things, on the type of Contract (Qualified or Non-Qualified), on your state of residence, the state of residence of the Annuitant, our status within such states, and the insurance tax laws of such states. Currently, premium taxes range from 0% to 3.5% of either total purchase payments or Contract Value.

Deductions for Income Taxes

We deduct income taxes from any amount payable under the Contract that a governmental authority requires us to withhold. See "Income Tax Withholding" and "Tax-Sheltered Annuities".

Total Variable Account Expenses

The total Variable Account expenses you will incur are the contract maintenance charge, the mortality and expense risk charge, and the daily sales charge.

The value of the assets in the Variable Account will reflect the value of Eligible Fund shares and the deductions from and expenses paid out of the assets of the Eligible Funds. These deductions and expenses are described in the Eligible Fund prospectus.

THE CONTRACTS

Variable Account Value

The Variable Account Value for your Contract is based on the sum of your proportionate interest in value of each Sub-account where you have allocated values. We determine the value of each Sub-account at any time by multiplying the number of Accumulation Units attributable to that Sub-account by its Accumulation Unit value.

Each purchase payment you make results in the credit of additional Accumulation Units to your Contract and the appropriate Sub-account. Purchase payments are credited to your Contract using the Accumulation Unit Value that is calculated after we receive your purchase payment. The number of additional units for any Sub-account will equal the amount allocated to that Sub-account divided by the Accumulation Unit value for that Sub-account at the time of investment.

Valuation Periods

We determine the value of the Variable Account each valuation period using the net asset value of the Eligible Fund shares. A valuation period is the period beginning at 4:00 P.M. (ET) which is the close of trading on the New York Stock Exchange and ending at the close of trading for the next business day. The New York Stock Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net Investment Factor

Your Variable Account Value will fluctuate with the investment results of the underlying Eligible Funds you have selected. In order to determine how these fluctuations affect value, we use an Accumulation Unit value. Each Sub-account has its own Accumulation Units and value per unit. We determine the unit value applicable during any valuation period at the end of that period.

When we first purchased Eligible Fund shares on behalf of the Variable Account, we valued each Accumulation Unit at $10.00. The Unit value for each Sub-account in any valuation period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Accumulation Unit may increase or decrease from valuation period to valuation period. We calculate a net investment factor for each Sub-account according to the following formula (a / b) - c, where:
(a)	is equal to:

	(i)	the net asset value per share of the Eligible Fund at the end of the valuation period; plus

	(ii)	the per share amount of any dividend or other distribution the Eligible Fund made if the "ex-dividend" date for such distribution occurs during that same valuation period.

(b)	is the net asset value per share of the Eligible Fund at the end of the prior valuation period.

(c)	is equal to:

	(i)	the valuation period equivalent of the annual rate for the mortality and expense risk charge; plus

	(ii)	the valuation period equivalent of the annual rate for the daily sales charge; plus

	(iii)	a charge factor, if any, for any tax provision established by us as a result of the operations of that Sub-account.

If we have deducted the maximum cumulative sales charge limit, we will not deduct the daily sales charge in (c) (ii) above. For Contracts issued to our employees and other persons specified in "Distribution of the Contract", the mortality and expense risk charge in (c) (i) above is .35% and the daily sales charge in (c)(ii) above is eliminated. We may eliminate the daily sales charge in (c)(ii) above for certain Contracts we issue in an internal exchange or transfer.

Modification of the Contract

Only our President or Secretary may agree to alter the Contract or waive any of its terms. A change may be made to the Contract if there have been changes in applicable law or interpretations of law. Any changes will be made in writing and with your consent, except as may be required by applicable law.

Right to Revoke

You may return the Contract within ten days after you receive it by delivering or mailing it to us. The postmark on a properly addressed and postage-prepaid envelope determines if a Contract is returned within the period. We will treat the returned Contract as if we never issued it and we will refund: (a) the initial purchase payment for Contracts delivered in Connecticut, Georgia, Idaho, North Carolina, South Carolina, Utah, Washington and West Virginia; (b) the Contract Value for Contracts delivered in Arizona, California (if you are age 60 or older; see below), Kansas, Minnesota, North Dakota and Pennsylvania; and (c) the lesser of the initial purchase payment or the Contract Value for Contracts delivered elsewhere, including in California if you are under age 60.

If we deliver your Contract to you in California and you are age 60 or older, you may return the Contract to us or the agent from whom you purchased it. If you return the Contract within 30 days after you receive it, we will refund the Contract Value.

DEATH PROVISIONS FOR NON-QUALIFIED CONTRACTS

Death of Primary Owner, Joint Owner or Certain Non-Owner Annuitant. If the Contract is In Force, you or any joint Owner dies or the Annuitant dies under a Contract when a non-natural person such as a trust owns the Contract, we will treat the Designated Beneficiary as the Contract Owner after such a death.

Under this paragraph you are the covered person. However, if there is a non-natural Owner such as a trust, the covered person is the Annuitant. If the covered person dies, we will increase the Contract Value if it is less than the guaranteed minimum death value amount ("GMDV"). Except for certain previously issued Contracts, the GMDV is the greater of:

(a)	the sum of all purchase payments made through the date of death, less all partial surrenders made through the date of death; and

(b)

the Anniversary Value. We will compute an "Anniversary Value" for each Contract Anniversary (if any) before the 81st birthday of the covered person and we will use the greatest of such "Anniversary Values". Initially, the "Anniversary Value" for each applicable Contract Anniversary is equal to the Contract Value on that Anniversary. It is then increased by any purchase payments made from that Anniversary until the date of death, and decreased by the following amount at the time of each partial surrender made from that Anniversary until the date of death: the partial surrender amount divided by the Contract Value right before the surrender, multiplied by the "Anniversary Value" right before the surrender.

The GMDV will be different for any Contract issued between July 1, 1993 and before the later of July 5, 1994 and the date we changed the death provisions in the state of issue of a Contract. Contracts on application form number FLEX-APP(REV)3, FLEX-APP-OH(REV)3 or FLEX-APP-PA(REV)3 are affected. You or your agent may call 800-437-4466 to see when the change was made in your state.

The GMDV for such a Contract is the greatest of (a) above, (b) above, and the Contract Value on the seventh Contract Anniversary, plus any purchase payments made from that Anniversary until the date of death, and less any partial surrenders made from that Anniversary until the date of death. The GMDV for any other Contract issued before May 1, 1996 is the greater of (a) above and the Contract Value.

When we receive due proof of the covered person's death, we will compare, as of the date of death, the Contract Value and the GMDV. If the Contract Value is less than the GMDV, we will increase the current Contract Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Contract Value until we receive due proof of death. We allocate the amount credited, if any, to the Variable Account and/or the Fixed Account based on the purchase payment allocation in effect when we receive due proof of death. The Designated Beneficiary may, by the later of the 90th day after the covered person's death and the 60th day after we receive proof of the death, surrender the Contract for the Contract Value without incurring any applicable contingent deferred sales charge. For a surrender after the applicable 90 or 60 day period and for a surrender at any time after the death of a non-covered person, we will pay the Surrender Value. If the Contract is not surrendered, it will continue for the time period specified below.

If the decedent's surviving spouse is the sole Designated Beneficiary, he or she will become the new sole primary Owner as of the decedent's date of the death. If the Annuitant is the decedent, the new Annuitant will be any living contingent annuitant, otherwise the new Annuitant will be the surviving spouse. The Contract can continue until another death occurs. Except for this paragraph, all of "Death Provisions" will apply to that subsequent death.

In all other cases, the Contract may continue up to five years from the date of death. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial surrenders or the right to totally surrender the Contract for its Surrender Value. If the Contract is still in effect at the end of the five-year period, we will automatically end it by paying the Contract Value to the Designated Beneficiary. If the Designated Beneficiary is not alive, we will pay any person(s) named by the Designated Beneficiary in writing; otherwise we will pay the Designated Beneficiary's estate.

Payment of Benefits. Instead of receiving a lump sum, you or any Designated Beneficiary may direct us in writing to pay any benefit of $5,000 or more under an annuity payment option that meets the following:
o	the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

o	payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and

o

any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

Death of Certain Non-Contract Owner Annuitant. These provisions apply if, while the Contract is In Force, the Annuitant dies, you are not the Annuitant, and you are a natural person. The Contract will continue after the Annuitant's death. The new Annuitant will be any living contingent annuitant. If there is no living contingent annuitant, then you will be the new Annuitant.

DEATH PROVISIONS FOR QUALIFIED CONTRACTS

Death of Annuitant. If the Annuitant dies while the Contract is In Force, the Designated Beneficiary will control the Contract. We will increase the Contract Value, as provided below, if it is less than the guaranteed minimum death value amount ("GMDV"). The GMDV is the amount defined on page 21. When we receive due proof of the Annuitant's death, we will compare, as of the date of death, the Contract Value to the GMDV. If the Contract Value is less than the GMDV, we will increase the current Contract Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Contract Value until we receive due proof of death.

We will allocate the amount credited, if any, to the Variable Account and/or the Fixed Account based on the purchase payment allocation selection that is in effect when we receive due proof of death. The Designated Beneficiary may, by the later of the 90th day after the Annuitant's death and the 60th day after we are notified of the death, surrender the Contract for the Contract Value without incurring any applicable contingent deferred sales charge. If the surrender is made after the applicable 90 or 60 day period, we will pay the Surrender Value.

If the Designated Beneficiary does not surrender the Contract, it may continue for the time period permitted by the Internal Revenue Code provisions applicable to the particular Qualified Plan. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial surrenders or the right to totally surrender the Contract for its Surrender Value. If the Contract is still in effect at the end of the period, we will automatically end it by paying the Contract Value to the Designated Beneficiary. If the Designated Beneficiary is not alive then, we will pay any person(s) named by the Designated Beneficiary in writing; otherwise, we will pay the Designated Beneficiary's estate.

Payment of Benefits. You or any Designated Beneficiary may direct us in writing to pay any benefit of $5,000 or more under an annuity payment option that meets the following:

o	the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

o	payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and

o

any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

CONTRACT OWNERSHIP

The Contract Owner shall be the person designated in the application and may exercise all the rights of the Contract. Joint Contract Owners are permitted. Contingent Contract Owners are not permitted.

You may direct us in writing to change the Contract Owner, primary beneficiary, contingent beneficiary or contingent annuitant. If the selection of a beneficiary or annuitant was designated "irrevocable", that selection may be changed only with that person's written consent.

Because a change of Contract Owner by means of a gift may be a taxable event, you should consult a qualified tax professional as to the tax consequences resulting from such a transfer.

Any Qualified Contract may have limitations on transfer of ownership. You should consult a qualified tax professional as to the tax consequences resulting from such a transfer.

ASSIGNMENT

You may assign the Contract at any time. You must file a copy of any assignment with us. Your rights and those of any revocably-named person will be subject to the assignment. A Qualified Contract may have limitations on your ability to assign the Contract.

Because an assignment may be a taxable event, you should consult the plan administrator and a qualified tax professional as to the tax consequences resulting from any such assignment.

SURRENDERS

You may partially surrender the Contract by notifying us in writing. The minimum amount to be surrendered must be at least $300. We may permit a lesser amount with a systematic withdrawal program. If the Contract Value after a partial surrender would be below $2,500, we will treat the request as a surrender of only the amount over $2,500. The amount surrendered will include any applicable contingent deferred sales charge and may be greater than the amount of the surrender check requested. Unless you specify otherwise, we will deduct the total amount surrendered from all Sub-accounts of the Variable Account in the proportion that the value in each Sub-account bears to the total Variable Account Value. If there is no or insufficient value in the Variable Account, then the amount surrendered, or the insufficient portion, will be deducted from the Fixed Account.

You may totally surrender the Contract by notifying us in writing. Surrendering the Contract will end it. Upon surrender, you will receive the Surrender Value.

We will pay the amount of any surrender within seven days of receipt of your request. Alternatively, you may apply any surrender benefit of at least $5,000 to an annuity payment option for yourself. If the Contract Owner is not a natural person, we must consent to the selection of an annuity payment option.

You may not make partial surrenders or total surrender under Settlement Options based on life contingencies after annuity payments have begun. You may make partial surrenders from or total surrender under Settlement Option 1, described in "Settlement Options" below, which is not based on life contingencies if you have selected a variable payout. Any partial surrender will reduce your future annuity payments.

Because of the potential tax consequences of a full or partial surrender, you should consult a qualified tax professional regarding a surrender.

Participants under Qualified Plans as well as Contract Owners, Annuitants, and Designated Beneficiaries are cautioned that you may not be able to partially or totally surrender the Contract under a Qualified Plan. You should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Contract with that Plan.

ANNUITY PROVISIONS

Annuity Benefits

If the Annuitant is alive on the Income Date and the Contract is In Force, we will begin payments to the Annuitant under the payment option or options you have chosen. We determine the amount of the payments on the Income Date by applying to the Option you choose:

o	your Contract Value;

o	subtracting any premium taxes not previously deducted; and

o	subtracting any applicable contract maintenance charge on the Income Date in accordance with the Option selected.

Income Date and Settlement Option

You may select an Income Date and Settlement Option at the time of application. If you do not select a Settlement Option, we automatically choose Option 2. If you do not select an Income Date for the Annuitant, the Income Date will automatically be the first day of the calendar month following the later of:
o	the Annuitant's 75th birthday, or

o	the 10th Contract Anniversary.

You may continue to make purchase payments until you reach your Income Date.

Change in Income Date and Settlement Option

You may choose or change an Income Date or Settlement Option by writing to us at least 30 days before the Income Date. However, any Income Date must be:
o	for variable annuity payment options, not earlier than the second calendar month after the Issue Date;

o	for fixed annuity payment options, not earlier than the first calendar month after the end of the first Contract Year;

o	not later than the calendar month after the Annuitant's 90th birthday; and

o	the first day of a calendar month.

Settlement Options

The Settlement Options are:
Option 1:	Income for a Fixed Number of Years;

Option 2:	Life Income with 10 Years of Payments Guaranteed; and

Option 3:	Joint and Last Survivor Income.

You may arrange other options if we agree. Each option is available in two forms - as a variable annuity for use with the Variable Account and as a fixed annuity for use with the Fixed Account. Variable annuity payments will fluctuate. Fixed annuity payments will not fluctuate.

Unless you choose otherwise, we will apply Variable Account Value to a variable annuity option and Fixed Account Value to a fixed annuity option. The same amount applied to a variable option and a fixed option will produce a different initial payment and different subsequent payments.

The payee is the person who will receive the sum payable under a payment option. Any payment option that provides for payments to continue after the death of the payee will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

If the amount available under any variable or fixed option is less than $5,000, we reserve the right to pay such amount in one sum to the payee in lieu of the payment otherwise provided for.

We will make annuity payments monthly unless you have requested in writing quarterly, semi-annual or annual payments. However, if any payment would be less than $100, we may reduce the frequency of payments to a period that will result in each payment being at least $100.

Option 1: Income For a Fixed Number of Years. We will pay periodic payments for a chosen number of years, not less than 5 nor over 50. You may choose a period of years over 30 only if it does not exceed the difference between age 100 and the Annuitant's age on the date of the first payment. At any time while we are making variable annuity payments, the payee may elect to receive the following amount:

o

the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. This interest rate is 6% per year (3% per year for Florida Contracts and 5% per year for Oregon Contracts), unless you chose 3% per year in writing; less

o	any contingent deferred sales charge due by treating the value defined above as a total surrender.

Instead of receiving a lump sum, the payee may elect another payment option and we will not deduct the amount applied to the option by the contingent deferred sales charge above.

If, at the death of the payee, Option 1 payments have been made for less than the chosen number of years:
o	we will continue payments during the remainder of the period to the successor payee; or

o

the successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 6% per year (3% per year for Florida Contracts and 5% per year for Oregon Contracts), unless the payee chose 3% per year in writing.

The mortality and expense risk charge is deducted during the Option 1 payment period but we have no mortality risk during this period.

You may choose a "level monthly" payment option for variable payments under Option 1. Under this option, we convert your annual payment into 12 equal monthly payments. Thus the monthly payment amount changes annually instead of monthly. We will determine each annual payment as described in "Variable Annuity Payment Values", place each annual payment in our general account, and distribute it in 12 equal monthly payments. The sum of the 12 monthly payments will exceed the annual payment amount because of an interest rate factor we use which will vary from year to year. If the payments are commuted, (1) we will use the commutation method described above for calculating the present value of remaining payments and (2) use the interest rate that determined the current 12 payments to commute any unpaid monthly payments.

See "Annuity Payments" for the manner in which Option 1 may be taxed.

Option 2: Life Income with 10 Years of Payments Guaranteed. We will pay periodic payments during the lifetime of the payee. If, at the death of the payee, payments have been made for fewer than 10 years:
o	we will continue payments during the remainder of the period to the successor payee; or

o

such successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 6% per year (3% per year for Florida Contracts and 5% per year for Oregon Contracts), unless the payee chose 3% per year in writing.

The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex.

Option 3: Joint and Last Survivor Income. We will pay periodic payments for as long as either the payee or a designated second natural person is alive. The amount of the annuity payments will depend on the age of both persons on the Income Date and it may also depend on each person's sex. It is possible under this option to receive only one annuity payment if both payees die after the receipt of the first payment or to receive only two annuity payments if both payees die after receipt of the second payment and so on.

Variable Annuity Payment Values

We determine the amount of the first variable annuity payment by multiplying the Contract Value you are applying to variable annuity payments by the annuity purchase rate for the Settlement Option you have selected. The annuity purchase rates are based on an assumed annual investment return ("AIR") of 6% per year (3% per year for Florida Contracts and 5% for Oregon Contracts), unless you choose 3% in writing. (See below and "Variable Annuity Payment Values" in the Statement of Additional Information for more information on AIRs and how your initial variable payment is calculated.)

Subsequent variable annuity payments will fluctuate in amount and reflect whether the actual investment return of the selected Sub-account(s) (after deducting the mortality and expense risk charge) is better or worse than the assumed investment return. The total dollar amount of each variable annuity payment will be equal to:

o	the sum of all Sub-account payments; less

o	the pro-rata amount of the annual contract maintenance charge.

Currently there is no limit on the number of times or the frequency with which a payee may instruct us to change the Sub-account(s) used to determine the amount of the variable annuity payments. Any change requested must be at least six months after a prior selection.

If you apply the same amount to a particular payment option, a 5% or 6% AIR will result in a larger initial payment than will a 3% AIR. You should note, however, that, assuming the same investment performance, your subsequent payments using a 5% or 6% AIR will increase by a smaller percentage (when they increase) and decrease by a larger percentage (when they decrease) than will subsequent payments using a 3% AIR. Indeed, it is possible that after a sufficient period of time, payments determined using a 5% or 6% AIR may be lower than payments commencing at the same time using the same Sub-accounts but a 3% AIR. Note that if you select Option 1 (Income for a Fixed Number of Years) and payments continue for the entire period, the 5% or 6% AIR payment amount will start out being larger than the 3% AIR amount but eventually the 5% or 6% payment amount will become less than the 3% AIR payment amount. Whether you would be better off choosing a higher or lower AIR depends on the annuity payment option you choose, the investment performance of the Sub-accounts you choose, and the period for which payments are received.

Proof of Age, Sex, and Survival of Annuitant

We may require proof of age, sex or survival of any payee upon whose age, sex or survival payments depend. If the age or sex has been misstated, we will compute the amount payable based on the correct age and sex. If income payments have begun, we will pay in full any underpayments with the next annuity payment. Any overpayments, unless repaid in one sum, will be deducted from future annuity payments until we are repaid in full.

SUSPENSION OF PAYMENTS

We reserve the right to postpone surrender payments from the Fixed Account for up to six months. We may suspend or postpone any type of payment from the Variable Account for any period when:
o	the New York Stock Exchange is closed other than customary weekend or holiday closings;

o	trading on the Exchange is restricted;

o	an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account or determine their value; or

o	the Securities and Exchange Commission permits delay for the protection of security holders.

The applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the two latter conditions described above exist.

TAX STATUS

Introduction

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, whether the Contract is issued under a Qualified Plan and the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

You may purchase a Contract that is not issued under a Qualified Plan ("Non-Qualified Contract") or a Contract that is used under a Plan that is Qualified under the provisions of the Internal Revenue Code of 1986, as amended (the "Code") (a "Qualified Contract"). The ultimate effect of federal income taxes on the Contract Value, on annuity payments, and on the economic benefit to the Contract Owner, Annuitant or Designated Beneficiary depends on the type of retirement plan for which you purchase the Contract and upon the tax and employment status of the individual concerned.

Taxation of Annuities in General

For federal income tax purposes, purchase payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, purchase payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the cost basis for purposes of determining the taxable portion of any distributions from a Qualified Contract.

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

Section 72 of the Code governs taxation of annuities in general. There are no income taxes on increases in the value of a Contract until a distribution occurs, in the form of a full surrender, a partial surrender, an assignment or gift of the Contract, or annuity payments. A trust or other entity owning a Non-Qualified Contract other than as an agent for an individual is taxed differently; increases in the value of a Contract are taxed yearly whether or not a distribution occurs.

Surrenders, Partial Surrenders, Death Benefit Payments, Assignments and Gifts. If you fully surrender your Contract, the portion of the surrender payment that exceeds your cost basis in the Contract is subject to tax as ordinary income. For Non-Qualified Contracts, the cost basis is generally the amount of the purchase payments made for the Contract. For Qualified Contracts, the cost basis is generally zero and the entire surrender payment is generally taxed as ordinary income. A Designated Beneficiary receiving a lump sum death benefit payment after your death or the death of the Annuitant is similarly taxed on the portion of the amount that exceeds your cost basis in the Contract. If the Designated Beneficiary elects to receive annuity payments that begin within one year of the decedent's death, different tax rules apply. See "Annuity Payments" below. For Non-Qualified Contracts, the tax treatment applicable to Designated Beneficiaries may be contrasted with the tax treatment applicable to persons inheriting and then selling mutual fund shares who receive a "stepped-up" basis equal to the date-of-death value of their shares and therefore will pay no tax on the sale of their share unless the sale price exceeds the date-of-death value.

Partial surrenders received under Non-Qualified Contracts prior to annuitization are first included in gross income to the extent Contract Value exceeds purchase payments. Then, to the extent the Contract Value does not exceed purchase payments, such surrenders are treated as a non-taxable return of principal to you. For partial surrenders under a Qualified Contract, a portion of each payment is treated as a non-taxable return of principal and the remaining amount is treated as taxable income. Since the cost basis of Qualified Contracts is generally zero, partial surrender amounts will generally be fully taxed as ordinary income.

If you assign or pledge a Non-Qualified Contract, you will be subject to taxation under the rules applicable to surrenders. If you give away your Contract to anyone other than your spouse, you are treated for income tax purposes as if you had fully surrendered the Contract. If the transfer is to a charity, you may be allowed a deduction for some or all of the value of the Contract.

A special computational rule applies if we issue to you, during any calendar year, two or more Contracts or one or more Contracts and one or more of our other annuity contracts. Under this rule, all of the contracts will be treated as one contract. We believe this means that the amount of any distribution under any one Contract will be includable in gross income to the extent that at the time of distribution the sum of the values for all the Contracts exceeds the cost bases for all the contracts.

Annuity Payments. We determine the non-taxable portion of each variable annuity payment by dividing the cost basis of your values allocated to Variable Account Value by the total number of expected payments. We determine the non-taxable portion of each fixed annuity payment with an "exclusion ratio" formula which establishes the ratio that the cost basis of your values allocated to Fixed Account Value bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Contracts, the cost basis is generally zero.

With annuity payments based on life contingencies, the payments will become fully taxable once the payee lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments, if any. Because variable annuity payments can increase over time and because certain payment options provide for a lump sum right of commutation, it is possible that the IRS could determine that variable annuity payments should not be taxed as described above but instead should be taxed as if they were received under an agreement to pay interest. This determination would result in a higher amount (up to 100%) of certain payments being taxable.

With respect to the "level monthly" payment option available under Settlement Option 1, pursuant to which each annual payment is placed in our general account and paid out with interest in twelve equal monthly payments, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual payment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received. This acceleration would affect you if your first monthly payment for each year is received in a month other than January since those of your 12 monthly payments that are actually received in the next tax year would be treated as being constructively received (and taxable) in the current tax year.

Following any change by the payee to variable annuity payments under Settlement Option 1, other than a change of the payment day of the month or a change from a regular periodic income payment option to a "level monthly" payment option (or vice versa) where the remaining payment length stays the same, the non-taxable portion of each payment will be recalculated in accordance with IRS standards.

The Code does not specifically address partial surrenders after annuity payments have begun. Based on a private letter ruling issued by the IRS in 2000, it is our intention to report as taxable income the portion of any partial surrender from variable annuity Settlement Option 1 that does not exceed immediately before the partial surrender the present value of remaining payments less the Contract's remaining cost basis. Under this approach, a partial surrender of $10,000 when the present value is $150,000 and the remaining cost basis is $145,000 would result in taxable income of $5,000 being reported. Since private letter rulings do not bind the IRS, the IRS could take the position that the Code requires the full amount of the partial surrender ($10,000 in the example) to be treated as taxable income. Under either approach to determining the taxable income associated with a partial surrender, some taxpayers, such as those under age 59 1/2, could be subject to additional tax penalties. Because of the potential for adverse tax results as described above, you should carefully consider, prior to making a partial surrender, your need for funds from the Contract and the tax implications. You should also consult a qualified tax professional prior to making a partial surrender.

Penalty Tax. Payments received by you, Annuitants, and Designated Beneficiaries under Contracts may be subject to both ordinary income taxes and a penalty tax equal to 10% of the amount received that is includable in income. The penalty tax is not imposed on amounts received for Non-Qualified Contracts:
o	after the taxpayer attains age 59-1/2;

o	in a series of substantially equal periodic payments made for life or life expectancy;

o	after the death of the Contract Owner (or, where the Contract Owner is not a natural person, after the death of the primary Annuitant, as defined in the Code);

o	if the taxpayer becomes totally and permanently disabled; or

o

under a Non-Qualified immediate annuity contract that provides for a series of substantially equal periodic payments (not less frequently than annually), provided that only one purchase payment is made to the Contract, that the Contract is not issued as a result of a Section 1035 exchange, and that the first annuity payment begins in the first Contract Year.

Similar exceptions to the 10% penalty tax apply to distributions from Qualified Contracts.

Income Tax Withholding. We are required to withhold federal income taxes on taxable amounts paid under Contracts unless the recipient elects not to have withholding apply. We will notify recipients of their right to elect not to have withholding apply. See "Tax-Sheltered Annuities" (TSAs) for an alternative type of withholding that may apply to distributions from TSAs that are eligible for rollover to another TSA, an individual retirement annuity or account (IRA), a qualified trust or an eligible deferred compensation plan of a state or local government.

Section 1035 Exchanges. You may purchase a Non-Qualified Contract with proceeds from the surrender of an existing annuity contract. Such a transaction may qualify as a tax-free exchange pursuant to Section 1035 of the Code. It is our understanding that in such an event:
o	the new Contract will be subject to the distribution-at-death rules described in "Death Provisions for Non-Qualified Contracts"

o

purchase payments made between August 14, 1982 and January 18, 1985 and the income allocable to them will, following an exchange, no longer be covered by a "grandfathered" exception to the penalty tax for a distribution of income that is allocable to an investment made over ten years prior to the distribution; and

o	purchase payments made before August 14, 1982 and the income allocable to them will, following an exchange, continue to receive the following "grandfathered" tax treatment under prior law:

	(i)	the penalty tax does not apply to any distribution;

	(ii)	partial surrenders are treated first as a non-taxable return of principal and then a taxable return of income; and

	(iii)	assignments are not treated as surrenders subject to taxation.

Diversification Standards. The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Eligible Funds intend to meet the diversification requirements for the Contract, as those requirements may change from time to time. If the diversification requirements are not satisfied, the Contract will not be treated as an annuity contract. As a consequence, income earned on a Contract would be taxable to you as ordinary income in the year in which diversification requirements were not satisfied, including previously non-taxable income earned in prior years.

The preamble to the 1986 investment diversification regulations stated that the Internal Revenue Service may promulgate guidelines under which an owner's excessive control over investments underlying a variable annuity contract will result in the owner being treated as the owner of the investments for federal tax purposes. The guidelines could impose requirements that are not reflected in the Contract. We, however, have reserved certain rights to alter the Contract and investment alternatives so as to comply with such guidelines. Since no guidelines have been issued, there can be no assurance as to the content of such guidelines or even whether application of the guidelines will be prospective. For these reasons, you are urged to consult with your tax professional.

Qualified Plans

The Contract is designed for use with several types of Qualified Plans. Under the Code, Qualified Plans generally enjoy tax-deferred accumulation of amounts invested in the plan. Therefore, in considering whether or not to purchase a Contract in a Qualified Plan, you should only consider the Contract's other features, including the availability of lifetime annuity payments and death benefit protection.

The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, we do not attempt to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and Designated Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contract issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Contract in connection with them. Purchasers of the Contract should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Contract with that Plan.

Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain contribution limitations, exclude the amount of purchase payments from gross income for tax purposes. However, such purchase payments may be subject to Social Security (FICA) taxes. This type of annuity contract is commonly referred to as a "Tax-Sheltered Annuity" (TSA).

Section 403(b)(11) of the Code contains distribution restrictions. Specifically, distributions attributable to contributions made pursuant to a salary reduction agreement may be paid, through surrender of the Contract or otherwise, only:
o	when the employee attains age 59-1/2, has a severance from employment, dies or becomes totally and permanently disabled (within the meaning of Section 72(m)(7) of the Code) or

o	in the case of hardship. A hardship distribution must be of contributions only and not of any income attributable to such contributions.

Even though a distribution may be permitted under these rules, it may be subject, in addition to income tax, to the 10% penalty tax as a premature distribution.

Section 403(b)(11) does not apply to distributions attributable to assets held as of December 31, 1988. Thus, the law's restrictions would apply only to distributions attributable to contributions made after 1988, to earnings on those contributions, and to earnings on amounts held as of December 31, 1988. The Internal Revenue Service has indicated that the distribution restrictions of Section 403(b)(11) are not applicable when TSA funds are being transferred tax-free directly to another TSA issuer, provided the transferred funds continue to be subject to the Section 403(b)(11) distribution restrictions.

If you have requested a distribution from a Contract, we will notify you if all or part of such distribution is eligible for rollover to another Eligible Retirement Plan. Any amount eligible for rollover treatment will be subject to mandatory federal income tax withholding at a 20% rate unless you direct us in writing to transfer the amount as a direct rollover to another Eligible Retirement Plan. The term "Eligible Retirement Plan" means an individual retirement account under Section 408(a), an individual retirement annuity under Section 408(b), a pension or profit sharing plan under Section 401(a), an annuity plan under Section 403(a), a tax-sheltered annuity under Section 403(b), or an eligible deferred compensation plan of a state or local government under Section 457(b).

Under the terms of a particular Section 403(b) plan, the participant may be entitled to transfer all or a portion of the Contract Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

Individual Retirement Annuities

Section 408(b) and 408(A) of the Code permit eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" and "Roth IRA" respectively. These individual retirement annuities and Roth IRAs are subject to limitations on the amount which may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into a Section 408(b) Individual Retirement Annuity.

Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contract to provide benefits under the plans.

Deferred Compensation Plans With Respect to Service for State and Local Governments

Section 457 of the Code, while not actually providing for a Qualified Plan as that term is normally used, provides for certain deferred compensation plans that enjoy special income tax treatment with respect to service for tax-exempt organizations, state governments, local governments, and agencies and instrumentalities of such governments. The Contract can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. However, with respect to plans established by tax-exempt organizations, all such investments are owned by and subject to the claims of general creditors of the sponsoring employer.

Texas Optional Retirement Program

If we are an approved carrier under the Texas Optional Retirement Program ("ORP"), any Contract issued to an ORP participant will contain an ORP endorsement that will amend the Contract in two ways. First, if for any reason a second year of ORP participation is not begun, the total amount of the State of Texas' first-year contribution will be returned to the appropriate institution of higher education upon its request. Second, no benefits will be payable, through surrender of the Contract or otherwise, unless the participant dies, retires, or terminates employment in all Texas institutions of higher education. The value of the Contract may, however, be transferred to other contracts or carriers during the period of ORP participation.

VARIABLE ACCOUNT VOTING RIGHTS

In accordance with our view of present applicable law, we will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions.

However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Eligible Funds in our own right, we may elect to do so.

You have the voting interest under a Contract prior to the Income Date. The number of shares held in each Sub-account that are attributable to you is determined by dividing your Variable Account Value in each Sub-account by the net asset value of the applicable share of the Eligible Fund. The payee has the voting interest after the Income Date under an annuity payment option. The number of shares held in the Variable Account which are attributable to each payee is determined by dividing the reserve for the annuity payments by the net asset value of one share. During the annuity payment period, the votes attributable to a payee decrease as the reserves underlying the payments decrease.

We will determine the number of shares in which a person has a voting interest as of the date established by the respective Eligible Fund for determining shareholders eligible to vote at the meeting of the Eligible Fund. We will solicit voting instructions in writing prior to such meeting in accordance with the procedures established by the Eligible Fund.

Each person having the voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions.

DISTRIBUTION OF THE CONTRACT

Certificates are sold by licensed insurance agents ("the Selling Agents") in those states where the Certificates may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with Sun Life (U.S.) and the principal underwriter, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon, our wholly-owned subsidiary, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

Sun Life (U.S.) (or its affiliates) pays the Selling Broker-Dealers compensation for the promotion and sale of the Certificate. The Selling Agents who solicit sales of the Certificate typically receive a portion of the compensation paid by us to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Certificate Owner or the separate account. We intend to recoup this compensation through fees and charges imposed under the Certificate, and from profits on payments we receive for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions we may pay to Selling Broker-Dealers may vary depending on the selling agreement but it not expected to be more than 6.00% of purchase payments, and 1.00% annually, based on the Certificate Value of those payments. We may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

We also pay compensation to wholesaling broker-dealers, including payments to our affiliates, in return for wholesaling services such as providing marketing and sales support and product training to the Selling Agents of the Selling Broker-Dealers. These payments may be based on a percentage of purchase payments and/or a percentage of Certificate Value.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling-Broker-Dealer for which he or she works, may receive in connection with your purchase of a Certificate.

Different Contracts are sold to persons who are officers, directors, or employees of ours, trustees or officers of SteinRoe Trust or Liberty Trust, employees of the investment adviser or sub-investment adviser of either Trust, or employees of a company that is under contract with either Trust to provide management or administrative services or to any Qualified Plan established for such persons. Such Contracts are different from the Contracts sold to others in that they are not subject to a contract maintenance charge, asset-based sales charge or the contingent deferred sales charge and they have a mortality and expense risk charge of 0.35% per year.

Commissions may be waived or reduced in connection with certain transactions described in this prospectus. During 2002 and 2003, approximately $257,312 and $233,172, respectively, in commissions was paid to but not retained by Clarendon in connection with the distribution of the Certificates.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the principal underwriter are a party. We are engaged in various kinds of routine litigation which, in our judgment, is not of material importance in relation to our total capital and surplus.

INQUIRIES BY CONTRACT OWNERS

You may write us with questions about your Contract to Sun Life Assurance Company of Canada (U.S.), P.O Box 9133, Wellesley Hills, MA 02481, or call (800) 367-3653.

TABLE OF CONTENTS - STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A

THE FIXED ACCOUNT (ALSO KNOWN AS THE GUARANTEED RATE ACCOUNT)

Introduction

This Appendix describes the Fixed Account option available under the Contract. The Fixed Account is not available under either the Contract (form number FLEX(4)V) that is issued to New Jersey residents or the Contract (form number FLEX(4)/WA) that is issued to Washington residents.

Any purchase payments you allocate to the Fixed Account option become part of our general account. Because of applicable exemptive and exclusionary provisions in the securities laws, our general account, including the Fixed Account, are not subject to regulation under the Securities Act of 1933 or Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in the prospectus relating to the general account and the Fixed Account option.

Investments in the Fixed Account and Capital Protection Plus

We will allocate purchase payments to the Fixed Account according to your selection in the application. Your selection must specify the percentage of the purchase payment you want to allocate to each Guarantee Period of the Fixed Account. The percentage, if not zero, must be at least 10%. You may change the allocation percentages without any charges. You must make allocation changes in writing unless you have authorized us in writing to accept telephone allocation instructions. By authorizing us to accept telephone changes, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix C. We will notify you in advance of any changes.

Each Guarantee Period currently offered is available for initial and subsequent purchase payments and for transfers of Contract Value.

We currently offer Guarantee Periods of up to 7 years. We also currently offer a Guarantee Period of 1 year, which is only for use with the Dollar Cost Averaging Program. We may change at any time the number and/or length of Guarantee Periods we offer. You or your salesperson should call 1-800-426-3750 for information on the Guarantee Periods that are currently offered. If we no longer offer a particular Guarantee Period, the existing Fixed Account Value in that Guarantee Period will remain until the end of that period. At that time you must select a different Guarantee Period.

We offer a capital protection plus program. Under this program, we allocate part of the purchase payment to the Guarantee Period you select. Based on the length of the period and the period's interest rate, we determine how much of your purchase payment must be allocated to the Guarantee Period so that, at the end of the Guarantee Period, the allocated amount plus interest will be equal to your total purchase payment. We will allocate the rest of your purchase payment to the Sub-account(s) of the Variable Account based on your allocation instructions.

For example, assume you select the 7-year Guarantee Period and we receive your purchase payment of $10,000 when the interest rate for the Guarantee Period is 6.75% per year. We will allocate $6,331 to that Guarantee Period, because $6,331 will increase, at the interest rate of 6.75%, to $10,000 after 7 years. The remaining $3,669 of the payment will be allocated to the Sub-account(s) you select.

If you surrender or transfer any part of the Fixed Account Value before the end of the Guarantee Period, the value at the end of that Period will not equal the original purchase payment amount.

Fixed Account Value

The Fixed Account Value at any time is equal to:
o	all purchase payments allocated to the Fixed Account plus the interest credited on those payments; plus
o	any Variable Account Value transferred to the Fixed Account plus the interest credited on the transferred value; less
o	any prior partial surrenders from the Fixed Account, including any charges; less
o	any Fixed Account Value transferred to the Variable Account.

Interest Credits

We credit interest daily. The interest we credit is based on an annual compound interest rate. It is credited to purchase payments allocated to the Fixed Account at rates declared by us for Guarantee Periods of one or more years from the month and day of allocation. Each Guarantee Period will have a basic interest rate and a maturity interest rate. During the Guarantee Period, we will credit interest at the Basic Rate. At the end of the Guarantee Period, we will credit an additional interest amount so that the original allocation amount remaining at that time will have earned interest at the maturity rate for the entire Guarantee Period. For certain post-death surrenders occurring before the end of the Guarantee Period (see the last paragraph of this section), we will credit an additional interest amount so that the original allocation amount remaining at the time of surrender will have earned interest at the maturity rate through the time of surrender.

Under this method of crediting interest (unless the post-death surrender exception applies):
o	the maturity rate will be credited only on amounts held for the entire Guarantee Period; and
o	if you or a Designated Beneficiary surrenders or transfers any part of an allocated amount before the end of a Guarantee Period, only the Basic Rate will be credited on that part.

Any basic and maturity interest rates we set will be at least 3.5% per year.

Our method of crediting interest means that Fixed Account Value might be subject to different rates for each Guarantee Period you have selected in the Fixed Account. For purposes of this section, we treat Variable Account Value transferred to the Fixed Account and Fixed Account Value renewed for or transferred to another Guarantee Period as a purchase payment allocation.

With certain deaths, "Death Provisions for Non-Qualified Contracts" and "Death Provisions for Qualified Contracts" provide that the Designated Beneficiary may surrender the Contract within 90 days of the date of death for the Contract Value. In the event such a surrender occurs before the end of the Guarantee Period, we will immediately credit an additional interest amount so that the original allocation amount remaining at that time will have earned interest at the maturity rate throughout the Guarantee Period. For a surrender after 90 days, no additional interest amount will be credited.

Transfers when Guarantee Periods End

The total accumulated amount at the end of a Guarantee Period will be transferred to the new Guarantee Period(s) and/or Sub-account(s) of the Variable Account that you have selected in writing. If you have not made a selection, we will automatically transfer the total accumulated amount at the end of the Guarantee Period to the LMMF Sub-account. If the Guarantee Period selected exceeds the time remaining to the Income Date but does not exceed the time remaining to the latest Income Date allowable under the Contract, the Income Date will automatically change to the latest allowable date, which allows the selected Guarantee Period to go into effect. You may not select a Guarantee Period that would end after the Income Date.

Transfers of Fixed Account Value

You may transfer Fixed Account Value from one of your Guarantee Periods to another or to one or more Sub-accounts of the Variable Account. If the Fixed Account Value represents multiple Guarantee Periods, your transfer request must specify from which values you want the transfer made.

The Contract allows us to limit the number of transfers you may make in a specified time period. Currently, we generally limit Variable Account and Fixed Account transfers to 1 transfer every thirty days with a $2,000,000 per transfer dollar limit. See "Limits on Transfers". These limitations will not apply to any transfer made at the end of a Guarantee Period. We will notify you prior to any change in the current limitations.

You must request transfers in writing unless you have authorized us in writing to accept telephone transfer instructions from you or from a person acting on your behalf as an attorney-in-fact under a power of attorney. By authorizing us to accept telephone transfer instructions, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix C. If you have authorized telephone transfers, you will be notified in advance, of any changes. A person acting on your behalf as an attorney-in-fact under a power of attorney may request transfers in writing.

If we receive your transfer requests before 4:00 P.M. Eastern time, which is the close of trading on the New York Stock Exchange, we will execute them at the close of business that day. Any requests we receive later, we will execute at the close of the next business day.

We will deduct the amount of the transfer from the specified values in the manner stated in the next section below.

If you transfer 100% of a Guarantee Period's value and your current allocation for purchase payments includes that Guarantee Period, we will automatically change the allocation formula for future purchase payments unless you instruct otherwise. For example, if the allocation formula is 50% to the one-year Guarantee Period and 50% to Sub-account A and you transfer all Fixed Account Value to Sub-account A, we will change the allocation formula to 100% to Sub-account A.

Reductions of Guarantee Period Values After a Transfer or Surrender

You must specify in your transfer request from which Guarantee Period's values the transfer is to be made. A partial surrender request may, at your option, specify the Guarantee Period. The specified amount will be deducted from both the allocated purchase amount and its associated interest in the proportion that each bear to their total sum. For example, if $600 is to be deducted from a $800 payment that was allocated for a three-year Guarantee Period and the interest earned up to the date of transfer is $200 (for a total value of $1,000), $480 will be deducted from the payment allocation [($800/$1,000) x $600] and $120 will be deducted from the interest [($200/$1,000) x $600]. The $400 remaining after the transfer or surrender would thus represent $320 of payment allocation and $80 of interest. This $320, if it remains until the end of the Guarantee Period, would receive the Maturity Interest Rate credit described in "Interest Credits".

If a partial surrender request does not specify any Guarantee Period, the ordering rule in "Surrenders" may result in a certain amount of Fixed Account Value being automatically deducted. Any amount determined under that rule will be deducted from each Guarantee Period's values in the proportion that each bears to the total Fixed Account Value. For example, if $500 is to be deducted from two Guarantee Periods' values of $4,000 and $1,000, $400 will be deducted from the first Guarantee Period's values [($4,000/$5,000) x $500] and $100 will be deducted from the second [($1,000/$5,000) x $500]. Each of these amounts (the $400 and the $100 in the example) will then be deducted from the allocated purchase amount and its associated interest in the manner stated in the preceding paragraph.

The above rules determine only for the purpose of interest crediting the amount of the allocated purchase payment and its associated interest that still remains after any transfer or surrender. These rules are different from the rules used to determine contingent deferred sales charges. As a result, if you take a withdrawal from the Fixed Account, the amount of the withdrawn amount treated as a withdrawal of "purchase payments" in calculating the surrender charge may be more or less than the portion of the withdrawn amount deemed withdrawal of a "payment allocation". For more information as to how the surrender charge is calculated, see "Deductions for Contingent Deferred Sales Charge".

Fixed Annuity Payment Values

We determine the dollar amount of each fixed annuity payment by deducting any applicable premium taxes not previously deducted and then dividing the remaining Fixed Account Value by $1,000 and multiplying the result by the greater of:
o	the applicable factor shown in the appropriate table in the Contract; or
o	the factor we currently offer at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

APPENDIX B

PRIOR CONTRACTS OF THE VARIABLE ACCOUNT

Persons who purchased the variable annuity contracts identified below before May 1, 1992 may continue to make purchase payments under those contracts subject to the terms and conditions of those contracts and this Appendix. All contracts are subject to the transfer limitations and procedures described in "Transfer of Variable Account Value". Persons who purchased non-qualified contracts between April 9, 1981 and September 25, 1981 are not permitted to make any additional purchase payments under those contracts. Such non-qualified contracts are not included in number 4 below.

1. KEYFLEX Contracts (Form #FLEX(4)). The current Eligible Funds are those listed on Page 12. CIF, LGIF, CSIF and NTF were added effective 5/2/94, 7/5/94, 7/5/94 and 5/1/95, respectively. Accumulation unit values are shown on Page 7. The dollar cost averaging program for use with the LMMF Sub-account or the One-Year Guarantee Period of the Fixed Account is available (see "Dollar Cost Averaging").

2. KEYFLEX Contracts (Form #FLEX-I). The current Eligible Funds are those listed on Page 12. CIF, LSGIF, CSIF and NTF were added effective 5/2/94, 7/5/94, 7/5/94 and 5/1/95, respectively. LMMF, LFSF, LAAF, SRGSF and LSCGF were substituted on 1/1/89 for, respectively, the former eligible mutual funds: Cash Income Trust; Mortgage Securities Income Trust; Managed Assets Trust; Managed Growth Stock Trust; and Aggressive Stock Trust. Accumulation unit values are shown on Page 37-38.

3. FLEX 2 Contracts (Form #FLEX-II). The current Eligible Funds are those listed on Page 12. CIF, LGIF, CSIF and NTF were added effective 5/2/94, 7/5/94, 7/5/94 and 5/1/95, respectively. LMMF, LFSF, LAAF, SRGSF and LSCGF were substituted on 1/1/89 for, respectively, the former eligible mutual funds: Cash Income Trust; Mortgage Securities Income Trust; Managed Assets Trust; Managed Growth Stock Trust; and Aggressive Stock Trust. Accumulation unit values are shown on Page 39-40.

4. All K-100 and KeySource Contracts (Form #VA-1-81) Other than those Identified in Numbers 5 and 6 below. The current Eligible Funds are those listed on Page 12. CIF, LGIF, CSIF and NTF were added effective 5/2/94, 7/5/94, 7/5/94 and 5/1/95, respectively. LMMF, LMMF, LAAF, and LSCGF were substituted on 1/1/89 for, respectively, the former eligible mutual funds: Cash Income Trust; Money Market/Options Investments, Inc.; Managed Assets Trust; and Aggressive Stock Trust. Accumulation unit values are shown on Pages 41-44.

5. K-100 Qualified Contracts (Form #VA-1-81) Issued Before May 1, 1986 Pursuant to Section 457 of the Internal Revenue Code. The current Eligible Mutual Funds are: Evergreen Money Market Fund - A, Evergreen Diversified Bond Fund - A, Evergreen High Income Bond Fund - A, Evergreen Blue Chip Fund - A and Evergreen Mid Cap Growth Fund A (fomerly Evergreen Small Company Growth Fund - A). On January 23, 1998, the fund names for High Income Bond Fund (B-4), Keystone Liquid Trust, Growth and Income Fund (S-1), and Small Company Growth (S-4) were changed to Evergreen High Income Bond Fund - A, Evergreen Money Market - A, Evergreen Blue Chip - A, and Evergreen Small Company Growth Fund - A, respectively. In addition, the fund names for Diversified Bond Fund (B-2) and Qualified Bond Fund (B-1) were changed to Evergreen Diversified Bond Fund - A. Accumulation unit values are shown on Pages 43-44. As of July 1997, Evergreen Money Market Fund - A (formerly named Keystone Liquid Trust) and Keystone Custodian Fund, Series S-3) were no longer eligible funds available for investment.

6. All Other K-100 Qualified Contracts (Form #VA-1-81) Issued Before September 25, 1981. The current Eligible Funds are those listed on Page 12. CIFG, CUSGIF, CSIF and NTF were added effective 5/2/94, 7/5/94, 7/5/94 and 5/1/95, respectively. LMMF, LMMF, SRGSF, SRSVF and SRSVF were substituted on 1/1/89 for, respectively, the former eligible mutual funds: Keystone Liquid Trust; Money Market/Options Investments, Inc.; and Growth and Income Fund, Mid-Cap Growth Fund, and Small Company Growth Fund (formerly named Keystone Custodian Fund, Series S-1, S-3, and S-4, respectively). Accumulation unit values for 1993-2002 are shown on Pages 41-44.

ACCUMULATION UNIT VALUES FOR CONTRACTS DESCRIBED IN NUMBER TWO
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year*	of Year	of Year	Year

Liberty Money Market Fund	$19.978	$19.867	76,256	2003
	19.978	19.978	108,699	2002
	19.521	19.978	120,766	2001
	18.640	19.521	141,415	2000
	18.009	18.640	132,079	1999
	17.348	18.009	100,397	1998
	16.704	17.348	128,486	1997
	16.108	16.704	177,787	1996
	15.443	16.108	204,597	1995
	15.062	15.443	475,023	1994

Liberty Growth &	20.560	24.325	38,790	2003
Income Fund	26.671	20.560	11,272	2002
	27.170	26.671	12,214	2001
	26.551	27.170	15,895	2000
	24.003	26.551	16,300	1999
	20.227	24.003	43,556	1998
	15.488	20.227	47,700	1997
	12.871	15.488	57,589	1996
	10.048	12.871	73,706	1995
	10.000 (8/11/94)	10.048	5,259	1994

Liberty Federal Securities Fund	26.279	26.640	51,117	2003
	24.243	26.279	69,011	2002
	22.934	24.243	81,914	2001
	20.932	22.934	79,196	2000
	20.972	20.932	97,510	1999
	19.882	20.972	116,120	1998
	18.460	19.882	138,209	1997
	17.853	18.460	164,783	1996
	15.617	17.853	189,804	1995
	16.065	15.617	233,588	1994

Liberty Asset Allocation Fund	37.886	45.077	184,125	2003
	43.455	37.886	210,849	2002
	48.453	43.455	252,918	2001
	49.592	48.453	290,003	2000
	44.584	49.592	328,200	1999
	40.111	44.584	406,222	1998
	34.765	40.111	498,914	1997
	30.445	34.765	595,783	1996
	24.566	30.445	714,638	1995
	25.692	24.566	861,315	1994

Colonial Strategic Income Fund	15.542	18.038	95,058	2003
	14.500	15.542	104,368	2002
	14.146	14.500	146,288	2001
	14.314	14.146	178,389	2000
	14.239	14.314	203,097	1999
	13.597	14.239	278,009	1998
	12.606	13.597	331,692	1997
	11.633	12.606	392,216	1996
	10.000 (1/19/95)	11.633	486,417	1995
	Available in 1994 but no accumulation units were purchased.

Columbia International Fund	7.746	10.370	9,328	2003
	9.051	7.746	3,424	2002
	12.116	9.051	3,495	2001
	15.046	12.116	58,685	2000
	10.836	15.046	76,755	1999
	9.712	10.836	67,742	1998
	10.114	9.712	17,002	1997
	9.747	10.114	38,348	1996
	9.323	9.747	34,733	1995
	10.000 (5/3/94)	9.323	24,303	1994

Stein Roe Growth Stock Fund	29.088	35.982	89,980	2003
	42.169	29.088	100,182	2002
	56.640	42.169	117,551	2001
	65.177	56.640	136,270	2000
	48.190	65.177	153,771	1999
	38.146	48.190	185,449	1998
	29.198	38.146	223,973	1997
	24.378	29.198	231,419	1996
	17.919	24.378	239,514	1995
	19.374	17.919	294,345	1994

Liberty Small Company	30.644	43.622	51,361	2003
Growth Fund	40.980	30.644	58,450	2002
	46.120	40.980	89,701	2001
	49.363	46.120	107,818	2000
	33.749	49.363	127,345	1999
	41.320	33.749	182,408	1998
	38.805	41.320	218,638	1997
	30.953	38.805	270,844	1996
	28.043	30.953	285,923	1995
	28.059	28.043	301,017	1994

Newport Tiger Fund	6.456	9.232	6,331	2003
	7.872	6.456	7,149	2002
	9.778	7.872	7,158	2001
	11.734	9.778	7,776	2000
	7.071	11.734	10,041	1999
	7.652	7.071	7,872	1998
	11.252	7.652	3,797	1997
	10.242	11.252	23,324	1996
	10.000 (6/8/95)	10.242	4,861	1995

*The date after each $10.00 value is when Keyport first purchased mutual fund shares for that Sub-Account of the Variable Account.

Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

The full financial statements for the Variable Account, Sun Life Assurance Company of Canada (U.S.) and Keyport Life Insurance Company are in the Statement of Additional Information.

ACCUMULATION UNIT VALUES FOR CONTRACTS DESCRIBED IN NUMBER THREE
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year*	of Year	of Year	Year

Liberty Money Market Fund	$19.474	$19.347	740	2003
	19.493	19.474	747	2002
	19.066	19.493	753	2001
	18.223	19.066	784	2000
	17.624	18.223	1,226	1999
	16.994	17.624	2,008	1998
	16.379	16.994	11,719	1997
	15.810	16.379	12,242	1996
	15.173	15.810	16,359	1995
	14.813	15.173	25,550	1994

Liberty Growth &	19.139	22.622	1,409	2003
Income Fund	24.853	19.139	0	2002
	25.343	24.853	0	2001
	24.790	25.343	0	2000
	22.433	24.790	17	1999
	18.923	22.433	0	1998
	14.503	18.923	688	1997
	12.065	14.503	689	1996
	10.000 (3/7/95)	12.065	1,642	1995
	Available in 1994 but no accumulation units were purchased

Liberty Federal	25.995	26.326	12,364	2003
Securities Fund	24.005	25.995	12,087	2002
	22.731	24.005	12,169	2001
	20.767	22.731	12,512	2000
	20.827	20.767	14,462	1999
	19.764	20.827	14,578	1998
	18.369	19.764	15,069	1997
	17.783	18.369	15,996	1996
	15.571	17.783	16,594	1995
	16.033	15.571	21,047	1994

Liberty Asset Allocation Fund	36.181	43.005	13,819	2003
	41.540	36.181	14,027	2002
	46.364	41.540	16,604	2001
	47.500	46.364	18,470	2000
	42.745	47.500	21,795	1999
	38.494	42.745	27,878	1998
	33.396	38.494	28,016	1997
	29.276	33.396	30,978	1996
	23.646	29.276	36,360	1995
	24.754	23.646	44,913	1994

Colonial Strategic Income Fund	14.906	17.415	13,540	2003
	13.920	14.906	11,738	2002
	13.594	13.920	12,185	2001
	13.769	13.594	12,879	2000
	13.710	13.769	17,990	1999
	13.105	13.710	20,161	1998
	12.161	13.105	23,147	1997
	11.234	12.161	26,307	1996
	10.000 (3/14/95)	11.234	29,901	1995
	Available in 1994 but no accumulation units were purchased.

Columbia International Fund	7.724	10.331	0	2003
	9.274	7.724	0	2002
	12.106	9.274	0	2001
	15.049	12.106	0	2000
	10.849	15.049	24	1999
	9.733	10.849	58	1998
	10.146	9.733	58	1997
	9.788	10.146	537	1996
	9.371	9.788	540	1995
	10.000 (5/24/94)	9.371	599	1994

Stein Roe Growth Stock Fund	26.470	32.711	4,677	2003
	38.411	26.470	4,682	2002
	51.643	38.411	4,684	2001
	59.486	51.643	4,644	2000
	44.025	59.486	4,833	1999
	34.883	44.025	4,594	1998
	26.727	34.883	4,701	1997
	22.337	26.727	5,077	1996
	16.435	22.337	4,239	1995
	17.787	16.435	6,259	1994

Liberty Small Company	31.065	44.176	4,156	2003
Growth Fund	41.583	31.065	6,894	2002
	46.845	41.583	6,857	2001
	50.188	46.845	7,202	2000
	34.347	50.188	11,880	1999
	42.093	34.347	19,836	1998
	39.571	42.093	22,741	1997
	31.595	39.571	24,773	1996
	28.653	31.595	24,833	1995
	28.059	28.653	29,605	1994

Newport Tiger Fund	5.915	8.451	0	2003
	7.220	5.915	0	2002
	8.978	7.220	0	2001
	10.784	8.978	1,473	2000
	6.505	10.784	2,526	1999
	7.046	6.505	1,476	1998
	10.371	7.046	1,477	1997
	10.000 (2/5/96)	10.371	1,762	1996
	Available in 1995 but no accumulation units were purchased

*The date after each $10.00 value is when Keyport first purchased mutual fund shares for that Sub-account of the Variable Account.

Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

The full financial statements for the Variable Account, Sun Life Assurance Company of Canada (U.S.) and Keyport Life Insurance Company are in the Statement of Additional Information.

1994-2003 ACCUMULATION UNIT VALUES FOR CONTRACTS

DESCRIBED IN NUMBERS FOUR AND SIX
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year*	of Year	of Year	Year

Liberty Money Market Fund	$ 28.469	$28.380	356,241	2003
	28.399	28.469	436,738	2002
	27.681	28.399	458,677	2001
	26.368	27.681	511,252	2000
	25.413	26.368	554,809	1999
	24.421	25.413	639,325	1998
	23.457	24.421	743,550	1997
	22.563	23.457	885,248	1996
	21.580	22.563	930,979	1995
	20.996	21.580	1,184,102	1994

Liberty Growth &	26.673	24.519	38,750	2003
Income Fund	26.753	26.673	25,606	2002
	27.188	26.753	37,756	2001
	26.502	27.188	42,302	2000
	23.900	26.502	37,962	1999
	20.091	23.900	50,149	1998
	15.346	20.091	28,870	1997
	12.722	15.346	28,128	1996
	10.000 (1/13/95)	12.722	22,589	1995
	Available in 1994 but no accumulation units were purchased.

Liberty Federal	25.066	25.474	35,168	2003
Securities Fund	23.068	25.066	51,361	2002
	21.769	23.068	44,502	2001
	19.821	21.769	37,178	2000
	19.809	19.821	38,807	1999
	18.734	19.809	43,444	1998
	17.352	18.734	42,325	1997
	16.740	17.352	42,934	1996
	14.608	16.740	68,359	1995
	14.990	14.608	72,190	1994

Liberty Asset Allocation Fund	38.476	45.891	99,501	2003
	44.024	38.476	111,953	2002
	48.967	44.024	130,917	2001
	49.996	48.967	143,567	2000
	44.837	49.996	160,309	1999
	40.240	44.837	198,156	1998
	34.791	40.240	212,648	1997
	30.394	34.791	266,198	1996
	24.465	30.394	296,617	1995
	25.524	24.465	299,672	1994

Colonial Strategic Income Fund	15.365	18.013	177,622	2003
	14.299	15.365	180,515	2002
	13.916	14.299	236,317	2001
	14.047	13.916	273,383	2000
	13.939	14.047	365,049	1999
	13.279	13.939	410,209	1998
	12.281	13.279	444,370	1997
	11.305	12.281	446,354	1996
	10.000 (2/28/95)	11.305	465,616	1995
	Available in 1994 but no accumulation units were purchased.

Columbia International Fund	7.956	10.677	28,197	2003
	9.274	7.956	11,097	2002
	12.384	9.274	15,613	2001
	15.341	12.384	19,543	2000
	11.022	15.341	16,797	1999
	9.855	11.022	18,039	1998
	10.238	9.855	20,489	1997
	9.842	10.238	21,566	1996
	9.390	9.842	27,992	1995
	10.000 (5/25/94)	9.390	44,610	1994

Stein Roe Growth Stock Fund	68.115	84.464	31,891	2003
	98.503	68.115	57,762	2002
	131.978	98.503	61,068	2001
	151.502	131.978	72,118	2000
	111.743	151.502	76,592	1999
	88.236	111.743	83,655	1998
	67.374	88.236	61,394	1997
	56.113	67.374	66,920	1996
	41.147	56.113	60,347	1995
	44.377	41.147	56,165	1994

Liberty Small Company	63.203	90.188	100,694	2003
Growth Fund	84.314	63.203	110,217	2002
	94.656	84.314	128,890	2001
	101.064	94.656	135,411	2000
	68.927	101.064	152,924	1999
	84.183	68.927	193,700	1998
	78.867	84.183	258,066	1997
	62.755	78.867	270,716	1996
	56.716	62.755	329,680	1995
	56.611	56.716	346,355	1994

Newport Tiger Fund	6.693	9.595	9,200	2003
	8.142	6.693	9,325	2002
	10.088	8.142	10,682	2001
	12.077	10.088	15,145	2000
	7.260	12.077	16,110	1999
	7.837	7.260	22,116	1998
	11.496	7.837	21,662	1997
	10.438	11.496	15,623	1996
	10.000 (5/24/95)	10.438	15,701	1995

*The date after each $10.00 value is when Keyport first purchased mutual fund shares for that Sub-account of the Variable Account.

Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

The full financial statements for the Variable Account, Sun Life Assurance Company of Canada (U.S.) and Keyport Life Insurance Company are in the Statement of Additional Information.

ACCUMULATION UNIT VALUES FOR QUALIFIED CONTRACTS DESCRIBED

IN NUMBER FIVE (1994-2003)
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year	of Year	of Year	Year

Evergreen Money Market	$22.768	$24.297	1,368	2003
Fund - A	24.453	22.768	2,159	2002
	24.447	24.453	1,868	2001
	24.441	24.447	2,080	2000
	24.345	24.441	2,088	1999
	24.432	24.345	2,840	1998
	23.930	24.432	0	1997
	23.122	23.930	18,450	1996
	22.238	23.122	21,828	1995
	21.718	22.238	21,067	1994

Evergreen Diversified	48.928	52.884	325	2003
Bond Fund - A	46.930	48.928	522	2002
	44.382	46.930	326	2001
	41.387	44.382	326	2000
	40.990	41.387	326	1999
	39.560	40.990	2,237	1998
	36.980	39.560	148	1997
	35.378	36.980	708	1996
	31.149	35.378	558	1995
	33.798	31.149	414	1994

Evergreen High Income	39.035	46.612	451	2003
Bond Fund - A	37.515	39.035	434	2002
	35.756	37.515	421	2001
	38.734	35.756	404	2000
	36.441	38.734	388	1999
	35.860	36.441	380	1998
	33.468	35.860	371	1997
	30.569	33.468	481	1996
	28.120	30.569	527	1995
	32.345	28.120	514	1994

(Accumulation unit values continue on the next page)

ACCUMULATION UNIT VALUES FOR QUALIFIED CONTRACTS DESCRIBED

IN NUMBER FIVE (1994-2003) (CONTINUED)
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year	of Year	of Year	Year

Evergreen Blue Chip	$52.884	$62.669	657	2003
Fund - A	66.398	52.884	1,105	2002
	80.605	66.388	847	2001
	92.209	80.605	982	2000
	78.068	92.209	1,631	1999
	66.572	78.068	3,274	1998
	50.864	66.572	3,669	1997
	43.376	50.864	2,664	1996
	33.202	43.376	4,179	1995
	35.621	33.202	5,248	1994

Evergreen Mid Cap	37.649	53.817	1,181	2003
Growth Fund - A	49.708	37.649	1,479	2002
	60.578	49.708	1,392	2001
	68.897	60.578	1,720	2000
	39.622	68.897	2,346	1999
	47.822	39.622	5,448	1998
	41.893	47.822	6,529	1997
	42.685	41.893	10,123	1996
	32.263	42.685	9,696	1995
	32.527	32.263	12,813	1994

Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

The full financial statements for the Variable Account, Sun Life Assurance Company of Canada (U.S.) and Keyport Life Insurance Company are in the Statement of Additional Information.

APPENDIX C

TELEPHONE INSTRUCTIONS

Telephone Transfers of Contract Values

1. If there are joint Contract Owners, both must authorize us to accept telephone instructions but either Owner can give us telephone instructions.

2. All callers must identify themselves. We reserve the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to our satisfaction.

3. Neither we nor any person acting on our behalf shall be subject to any claim, loss, liability, cost or expense if we or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent. However, we will employ reasonable procedures to confirm that a telephone instruction is genuine and, if we do not, we may be liable for losses due to an unauthorized or fraudulent instruction. You thus bear the risk that an unauthorized or fraudulent instruction we execute may cause your Contract Value to be lower than it would be had we not executed the instruction.

4. We record all conversations with disclosure at the time of the call.

5. The application for the Contract may allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as durable in nature and it shall not be affected by your subsequent incapacity, disability or incompetency. Either we or the authorized person may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act executed in good faith reliance upon a power of attorney.

6. Telephone authorization shall continue in force until:
o	we receive your written revocation,

o	we discontinue the privilege, or

o	we receive written evidence that you have entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

7. If we receive telephone transfer instructions at 800-367-3653 before the 4:00 P.M. Eastern Time close of trading on the New York Stock Exchange, they will be initiated that day based on the unit value prices calculated at the close of that day. We will initiate instructions we receive after the close of trading on the NYSE on the following business day.

8. Once we accept instructions, they may not be canceled.

9. You must make all transfers in accordance with the terms of the Contract and current prospectus. If your transfer instructions are not in good order, we will not execute the transfer and will notify the caller within 48 hours.

10. If you transfer 100% of any Sub-account's value and the allocation formula for purchase payments includes that Sub-account, then we will change the allocation formula for future purchase payments accordingly unless we receive telephone instructions to the contrary. For example, if the allocation formula is 50% to Sub-account A and 50% to Sub-account B and you transfer all of Sub-account A's value to Sub-account B, we will change the allocation formula to 100% to Sub-account B unless you instruct us otherwise.

Telephone Changes to Purchase Payment Allocation Percentages

Numbers 1-6 above are applicable.

APPENDIX D

DOLLAR COST AVERAGING

We offer a dollar cost averaging program that you may participate in. The program periodically transfers Accumulation Units from the LMMF Sub-account or the One-Year Guarantee Period of the Fixed Account to other Sub-accounts you select. The program allows you to invest in non-"money market" Sub-accounts over time rather than having to invest in those Sub-accounts all at once.

The program is available for initial and subsequent purchase payments and for Contract Value transferred into the LMMF Sub-account or One-Year Guarantee Period. Under the program, we make automatic transfers on a periodic basis out of the LMMF Sub-account or the One-Year Guarantee Period into one or more of the other available Sub-accounts. We may limit the number of Sub-accounts you may choose but there are currently no limits. The automatic transfer program does not guarantee a profit nor does it protect against loss in declining markets. The One-Year Guarantee Period option of the program is not available under Contracts issued to New Jersey and Washington residents.

You must specify in writing the LMMF Sub-account or One-Year Guarantee Period from which the transfers are to be made, the monthly amount to be transferred and the Sub-account(s) to which the transfers are to be made. The minimum amount to be transferred is $150. The first transfer will occur at the close of the Valuation Period that includes the 30th day after the receipt of your request. Each succeeding transfer will occur one month later. If the 30th day after the receipt date is April 8, the second transfer will occur at the close of the Valuation Period that includes May 8. When the remaining value is less than the monthly transfer amount, that remaining value will be transferred and the program will end. Before this final transfer, you may extend the program by allocating additional purchase payments to the LMMF Sub-account or One-Year Guarantee Period or by transferring Contract Value to the LMMF Sub-account or One-Year Guarantee Period. You may, in writing or by telephone, change the monthly amount to be transferred, change the Sub-account(s) to which the transfers are to be made, or end the program. The program will automatically end if the Income Date occurs. We reserve the right to end the program at any time by sending you a notice one month in advance.

We must receive your written or telephone instructions by 5:00 P.M. Eastern Time of the business day preceding the next scheduled transfer in order for them to be in effect for that transfer. Telephone instructions are subject to the conditions and procedures we establish from time to time. The current conditions and procedures appear below and you will be notified, in advance, of any changes.

1. If there are joint Contract Owners, either Owner can give us telephone transfer instructions.

2. All callers will be required to identify themselves. We reserve the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to our satisfaction.

3. Neither we nor any person acting on our behalf shall be subject to any claim, loss, liability, cost or expense if it or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent; however, we will employ reasonable procedures to confirm that a telephone instruction is genuine and, if we do not, we may be liable for losses due to an unauthorized or fraudulent instruction. You bear the risk that an unauthorized or fraudulent instruction that is executed may cause the Contract Value to be lower than it would be had no instruction been executed.

4. All conversations will be recorded with disclosure at the time of the call.

5. Telephone authorization shall continue in force until:

o	we receive your written revocation,
o	we discontinue the privilege, or
o	we receive written evidence that you have entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

6. We must receive your telephone instructions at 800-367-3653 before 5:00 P.M. Eastern Time of the business day preceding the next scheduled transfer in order for them to be in effect for that transfer.

7. Once we accept instructions, they may not be canceled. New telephone instructions may be given on the following business day.

8. All instructions must be made in accordance with the terms of the Contract and current prospectus. If the instructions are not in good order, we will not execute them and will notify the caller within 48 hours.

Distributed by:

Clarendon Insurance Agency, Inc.

One Sun Life Executive Park, Wellesley Hills, MA 02481

Issued by:

Sun Life Assurance Company of Canada (U.S.)

P.O. Box 9133

Wellesley Hills, MA 02481
KAVP	5/2004

Yes.	I would like to receive the Keyport Preferred Advisor Variable Annuity Statement of Additional Information.

Yes.	I would like to receive the SteinRoe Variable Investment Trust Statement of Additional Information.

Yes.	I would like to receive the Liberty Variable Investment Trust Statement of Additional Information.

Name

Address

City, State Zip

BUSINESS REPLY MAIL

FIRST CLASS MAIL PERMIT NO. 6719 BOSTON, MA

POSTAGE WILL BE PAID BY ADDRESSEE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

P.O. BOX 9133

WELLESLEY HILLS, MA 02481

NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.

STATEMENT OF ADDITIONAL INFORMATION

INDIVIDUAL FLEXIBLE PURCHASE PAYMENT

DEFERRED VARIABLE ANNUITY CONTRACT

ISSUED BY

KMA VARIABLE ACCOUNT

AND

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) ("Sun Life (U.S.)")

This Statement of Additional Information is not a prospectus but it relates to, and should be read in conjunction with, the variable annuity prospectus dated April 30, 2004. The prospectus is available, at no charge, by writing Sun Life (U.S.) at P.O. Box 9133, Wellesley Hills, MA 02481 or by calling (800) 437-4466.

TABLE OF CONTENTS

The date of this statement of additional information is April 30, 2004

KMA.SAI	5/2004

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1034 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (U.S.). For additional information about Sun Life (U.S.), see page 10 of the prospectus.

VARIABLE ANNUITY BENEFITS

Variable Annuity Payment Values

For each variable payment option, we calculate separately each Sub-account's contribution to your periodic payments. Your total periodic payment equals: (a) the sum of the payment amounts determined for all for all of the Sub-accounts you have selected; less (b) the pro-rata amount of the annual Contract Maintenance Charge.

The first payment for each Sub-account will be determined by deducting any applicable Contract Maintenance Charge and any applicable state premium taxes and then dividing the remaining value of your interest in that Sub-account by $1,000 and multiplying the result by the greater of: (a) the applicable factor from the Contract's annuity table for the particular payment option and the assumed investment rate ("AIR") you have selected; or (b) the factor currently offered by Sun Life (U.S.) at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law. The effect of your choice of AIR on the initial and subsequent annuity payments is explained in "Variable Annuity Payment Values" in the prospectus and in the last paragraph of this section.

The number of Annuity Units for each Sub-account will be determined by dividing such first payment by the Sub-account Annuity Unit value for the Valuation Period that includes the date of the first payment. The number of Annuity Units remains fixed for the annuity payment period. Each Sub-account payment after the first one will be determined by multiplying (a) by (b), where: (a) is the number of Sub-account Annuity Units; and (b) is the Sub-account Annuity Unit value for the Valuation Period that includes the date of the particular payment.

Variable annuity payments will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect annuity payments, Sun Life (U.S.) uses an Annuity Unit value. Each Sub-account has its own Annuity Units and value per Unit. The Unit value applicable during any Valuation Period is determined at the end of such period.

When the Eligible Fund shares of SteinRoe Variable Investment Trust and Liberty Variable Investment Trust were first purchased on behalf of the Variable Account, each Annuity Unit for each Sub-account was valued at $10. The Unit value for each Sub-account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor (See "Net Investment Factor" in the prospectus). This factor may be greater or less than 1.0; therefore, the Annuity Unit may increase or decrease from Valuation Period to Valuation Period. For each AIR, Sun Life (U.S.) calculates a net investment factor for each Sub-account by dividing (a) by (b), where:
(a)	is equal to the net investment factor defined in the "Net Investment Factor" section of the prospectus without any deduction for the sales charge defined in (c)(ii) on that page; and

(b)

is the assumed investment factor for the current Valuation Period. The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the AIR. The AIR for Annuity Units based on the Contract's annuity tables is 6% per year (3% per year for Florida contracts and 5% per year for Oregon contracts.) An AIR of 3% per year is also currently available upon Written Request.

With a particular AIR, payments after the first one will increase or decrease from month to month based on whether the actual annualized investment return of the selected Sub-account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed AIR percentage. If a given amount of Sub-account value is applied to a particular payment option, the initial payment will be smaller if a 3% AIR is selected instead of a 6% AIR but, all other things being equal, the subsequent 3% AIR payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage. For example, consider what would happen if the actual annualized investment return (see the first sentence of this paragraph) is 9%, 6%, 3%, or 0% between the time of the first and second payments. With an actual 9% return, the 3% AIR and 6% AIR payments would both increase in amount but the 3% AIR payment would increase by a larger percentage. With an actual 6% return, the 3% AIR payment would increase in amount while the 6% AIR payment would stay the same. With an actual return of 3%, the 3% AIR payment would stay the same while the 6% AIR payment would decrease in amount. Finally, with an actual return of 0%, the 3% AIR and 6% AIR payments would both decrease in amount but the 3% AIR payment would decrease by a smaller percentage. Note that the changes in payment amounts described above are on a percentage basis and thus do not illustrate when, if ever, the 3% AIR payment amount might become larger than the 6% AIR payment amount. Note though that if Option 1 (Income for a Fixed Number of Years) is selected and payments continue for the entire period, the 3% AIR payment amount will start out being smaller than the 6% AIR payment amount but eventually the 3% AIR payment amount will become larger than the 6% AIR payment amount.

Re-Allocating Sub-account Payments

The number of Annuity Units for each Sub-account under any variable annuity option will remain fixed during the entire annuity payment period unless the payee makes a written request for a change. Any change requested must be at least six months after a prior selection. The payee's request must specify the percentage of the annuity payment that is to be based on the investment performance of each Sub-account. The percentage for each Sub-account, if not zero, must be at least 10% and must be a whole number. At the end of the Valuation Period during which Sun Life (U.S.) receives the request, Sun Life (U.S.) will: (a) value the Annuity Units for each Sub-account to create a total annuity value; (b) apply the new percentages the payee has selected to this total value; and (c) recompute the number of Annuity Units for each Sub-account. This new number of units will remain fixed for the remainder of the payment period unless the payee requests another change.

PRINCIPAL UNDERWRITER

The Contract, which is offered continuously, is distributed by Clarendon Insurance Agency, Inc. ("Clarendon"), a subsidiary of Sun Life (U.S.).

SAFEKEEPING OF ASSETS

Keyport acts as custodian for, and is responsible for the safekeeping of, the assets of the Variable Account. Keyport has responsibility for providing all administration of the Certificates and the Variable Account. This administration includes, but is not limited to, preparation of the Contracts and Certificates, maintenance of Certificates Owners' records, and all accounting, valuation, regulatory and reporting requirements.

EXPERTS

The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) that are included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing therein (which report, dated March 29, 2004, accompanying such financial statements expresses an unqualified opinion and includes explanatory paragraphs relating to the Company's adoption of provisions of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, effective January 1, 2001, Statement of Financial Account Standards No. 142, Goodwill and Other Intangible Assets, effective January 1, 2002, and the provisions of FASB Interpretation No. 46, Consolidation of Variable Interest Entities, an Interpretation of Account Research Bulletin No. 51, effective October 1, 2003, described in Note 1), and have been included on their authority as experts in accounting and auditing.

The financial statements of KMA Variable Account that are included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing therein (which report dated April 22, 2004 accompanying the financial statements of KMA Variable Account expresses an unqualified opinion and includes an explanatory paragraph relating to the use of the financial statements for the year ended December 31, 2001, which were audited by other auditors), and have been included on their authority as experts in accounting and auditing.

The consolidated financial statements of Keyport Life Insurance Company as of and for the year ended December 31, 2002 that are included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing therein (which report, dated February 21, 2003, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph relating to Keyport Life Insurance Company's adoption of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, described in Note 1), and have been included on their authority as experts in accounting and auditing. The Boston office of Deloitte & Touche LLP is located at 200 Berkeley Street, Boston, Massachusetts.

Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of Keyport Life Insurance Company at December 31, 2001, and for the ten-month period ended October 31, 2001, and the two-month period ended December 31, 2001, and the year ended December 31, 2000, as set forth in their report. We have included the financial statements herein in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing. Their office is located at 200 Clarendon Street, Boston Massachusetts.

INVESTMENT PERFORMANCE

The Variable Account may from time to time quote performance information concerning its various Sub-accounts. A Sub-account's performance may also be compared to the performance of sub-accounts used with variable annuities offered by other insurance companies. This comparative information may be expressed as a ranking prepared by Financial Planning Resources, Inc. of Miami, FL (The VARDS Report) or by Morningstar, Inc. of Chicago, IL (Morningstar's Variable Annuity Performance Report), which are independent services that compare the performance of variable annuity sub-accounts. The rankings are done on the basis of changes in accumulation unit values over time and do not take into account any charges (such as sales charges or administrative charges) that are deducted directly from contract values.

Ibbotson Associates of Chicago, IL provides historical returns from 1926 on capital markets in the United States. The Variable Account may quote the performance of its Sub-accounts in conjunction with the long-term performance of capital markets in order to illustrate general long-term risk versus reward investment scenarios. Capital markets tracked by Ibbotson Associates include common stocks, small company stocks, long-term corporate bonds, long-term government bonds, U.S. Treasury Bills, and the U.S. inflation rate. Historical total returns are determined by Ibbotson Associates for: Common Stocks, represented by the Standard and Poor's Composite Stock Price Index (an unmanaged weighted index of 90 stocks prior to March 1957 and 500 stocks thereafter of industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market); Small Company Stocks, represented by the fifth capitalization quintile (i.e., the ninth and tenth deciles) of stocks on the New York Stock Exchange for 1926-1981 and by the performance of the Dimensional Fund Advisors Small Company 9/10 (for ninth and tenth deciles) Fund thereafter; Long Term Corporate Bonds, represented beginning in 1969 by the Salomon Brothers Long-Term High-Grade Corporate Bond Index, which is an unmanaged index of nearly all Aaa and Aa rated bonds, represented for 1946-1968 by backdating the Salomon Brothers Index using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers in computing its Index, and represented for 1925-1945 through the use of the Standard and Poor's monthly High-Grade Corporate Composite yield data, assuming a 4% coupon and a 20-year maturity. Long-Term Government Bonds, measured each year using a portfolio containing one U.S. government bond with a term of approximately twenty years and a reasonably current coupon; U.S. Treasury Bills, measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the shortest-term bill having not less than one month to maturity; Inflation, measured by the Consumer Price Index for all Urban Consumers, not seasonably adjusted, since January, 1978 and by the Consumer Price Index before then. The stock capital markets may be contrasted with the corporate bond and U.S. government securities capital markets. Unlike an investment in stock, an investment in a bond that is held to maturity provides a fixed rate of return. Bonds have a senior priority to common stocks in the event the issuer is liquidated and interest on bonds is generally paid by the issuer before it makes any distributions to common stock owners. Bonds rated in the two highest rating categories are considered high quality and present minimal risk of default. An additional advantage of investing in U.S. government bonds and Treasury bills is that they are backed by the full faith and credit of the U.S. government and thus have virtually no risk of default. Although government securities fluctuate in price, they are highly liquid.

The tables below provide performance results for each Sub-account through December 31, 2003. The results shown in this section are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Contract Owner. Moreover, the performance information for four of the Sub-accounts (LFSF, LAAF, SRGSF and LSCGF) reflects the investment experience of the Eligible Funds previously available under the Variable Account. The Funds of the SteinRoe Trust replaced these other mutual funds as the Eligible Funds beginning January 1, 1989. These other funds had a different investment adviser (Keystone Custodian Funds, Inc.) than the SteinRoe Trust (Stein Roe & Farnham, Incorporated). See Appendix B of the prospectus. The performance information for the same four Sub-accounts also reflects historical asset-based charges for the period before May 1, 1989 that are at a lower level than the current asset-based charges.

Average Annual Total Return for a Contract that is Surrendered and for a Contract that Continues

The first section of the following table was calculated using the method prescribed by the Securities and Exchange Commission. It illustrates each Sub-account's average annual total return over the periods shown assuming a single $1,000 initial purchase payment and the surrender of the contract at the end of each period. The Sub-account's average annual total return is the annual rate that would be necessary to achieve the ending value of an investment kept in the Sub-account for the period specified.

Each calculation assumes that the $1,000 initial purchase payment was allocated to only one Sub-account and no transfers or additional purchase payments were made. The rate of return reflects all charges assessed against a Contract and the Sub-account except for any premium taxes that may be payable. The charges reflected are: a Contingent Deferred Sales Charge that applies when the hypothetical Contract is surrendered; the annual 1.25% Mortality and Expense Risk Charge; for any period on or after May 1, 1989, the annual 0.15% sales charge; and, on an allocated basis, the Contract's Contract Maintenance Charge that is deducted at the end of each year and upon surrender. The Contingent Deferred Sales Charge used in the calculations for a particular Sub-account is equal to the percentage charge in effect at the end of the period multiplied by: the assumed $1,000 payment less any amount of that payment that is free of Contingent Deferred Sales Charge under the Contract's surrender provisions. The percentage charge declines from 7% to 1% over 7 years by 1% per year. The Contract Maintenance Charge used in the calculations for a particular Sub-account is equal to a dollar and time-weighted average for that Sub-account based on a yearly charge of $30 for the portion of the period shown that is before 7/1/94 and $36 for any later portion of that period. A particular Sub-account's prorated portion is then equated to a $1,000 basis by multiplying it by a fraction equal to $1,000 divided by the average Contract Value in that Sub-account during the period shown.

The second section of the table was calculated in the same manner as the first except no Contingent Deferred Sales Charge was deducted since it is assumed the Contract continues through the end of each period.

If the current charges under the Contracts had been in effect during the period before May 1, 1989, any total return percentage that includes a period before May 1, 1989 would be lower than the percentage shown since current Accumulation Unit values reflect additional asset-based charges of .15% (i.e., total asset-based charges of 1.40% rather than 1.25%).

Average Annual Total Return for a Contract Surrendered on 12/31/03

Hypothetical $1,000 Purchase Payment*

Length of Investment Period
	One	Three	Five	Ten	Since Contract
Sub-account	Year	Years	Years	Years	Inception Shown
LFSF	-4.78%	3.71%	4.40%	5.03%	5.16%(10/27/86)
LAAF	12.80%	-3.87%	-0.35%	5.62%	5.53%(05/14/85)
SRGSF	17.51%	-15.36%	-6.22%	6.22%	7.50%(05/26/87)
LSCGF	36.13%	-3.34%	4.77%	4.35%	6.54%(05/16/85)
CIF	27.67%	-6.51%	-1.44%	N/A	0.22%(05/02/94)
LGIF	12.14%	-5.09%	-0.30%	N/A	10.03%(07/05/94)
CSIF	10.77%	7.39%	4.50%	N/A	6.41%(07/05/94)
NTF	36.80%	-3.40%	4.98%	N/A	0.21%(05/01/95)

* Eligible Fund expenses in excess of defined amounts were reimbursed during one or more calendar years for all Eligible Funds. The return percentages shown would be lower without this expense reimbursement.

Average Annual Total Return for a Contract Still in force on 12/31/03

Hypothetical $1,000 Purchase Payment*

Length of Investment Period
	One	Three	Five	Ten	Since Contract
Sub-account	Year	Years	Years	Years	Inception Shown
LFSF	1.22%	4.96%	4.74%	5.03%	5.16%(10/27/86)
LAAF	18.80%	-2.53%	0.07%	5.62%	5.54%(05/14/85)
SRGSF	23.51%	-14.16%	-5.82%	6.23%	7.50%(05/26/87)
LSCGF	42.13%	-1.99%	5.11%	4.53%	6.54%(05/16/85)
CIF	33.67%	-5.20%	-1.02%	N/A	0.23%(05/02/94)
LGIF	18.14%	-3.76%	0.12%	N/A	10.03%(07/05/94)
CSIF	16.77%	8.55%	4.85%	N/A	6.41%(07/05/94)
NTF	42.80%	-2.04%	5.32%	N/A	0.22%(05/01/95)

* Eligible Fund expenses in excess of defined amounts were reimbursed during one or more calendar years for all Eligible Funds. The return percentages shown would be lower without this expense reimbursement.

Change in Accumulation Unit Value

The following performance information illustrates the average annual change and the actual annual change in Accumulation Unit values for each Sub-account and is computed differently than the standardized average annual total return information.

A Sub-account's average annual change in Accumulation Unit values is the annualized rate at which the value of a Unit changes over the time period illustrated. A Sub-account's actual annual change in Accumulation Unit values is the rate at which the value of a Unit changes over each 12-month period illustrated. These rates of change in Accumulation Unit values reflect the Contract's annual 1.25% Mortality and Expense Risk Charge and for any period on or after May 1, 1989, the annual .15% sales charge. They do not reflect deductions for any Contingent Deferred Sales Charge, Contract Maintenance Charge, and premium taxes. The rates of change would be lower if these charges were included.

If the current charges under the Contract had been in effect during the period before May 1, 1989, any change percentage that includes a period before May 1, 1989 would be lower than the percentage shown since current Accumulation Unit values reflect additional asset-based charges of .15% (i.e., total asset-based charges of 1.40% rather than 1.25%).

	Average Annual Change
	In Accumulation Unit	12-Month Period Change
	Value From Contract	in Accumulation Unit Value**
	Inception Shown
Sub-account	through 12/31/03**	1994	1995	1996	1997
LFSF	5.16%(10/27/86)	-2.93%	14.15%	3.24%	7.54%
LAAF	5.54%(05/14/85)	-4.52%	23.75%	14.02%	15.21%
SRGSF	7.50%(05/26/87)	-7.64%	35.84%	19.59%	30.45%
LSCGF	6.54%(05/16/85)	-0.21%	10.21%	25.18%	6.32%
CIF	0.23%(05/03/94)	-6.86%*	4.39%	3.61%	-4.12%
LGIF	10.03%(07/05/94)	3.69%*	27.91%	20.14%	30.41%
CSIF	6.41%(07/05/94)	0.14%*	16.67%	8.20%	7.70%
NTF	0.22%(05/01/95)	N/A	14.45%*	9.70%	-32.09%
	12-Month Period Change in Accumulation Unit Value**

Sub-account	1998	1999	2000	2001	2002	2003
LFSF	5.32%	-0.34%	9.40%	5.55%	8.23%	1.22%
LAAF	10.99%	11.07%	-2.44%	-10.45%	-12.95%	18.80%
SRGSF	26.14%	35.05%	-13.23%	-25.66%	-31.12%	23.51%
LSCGF	-18.45%	46.05%	-6.71%	-11.28%	-25.33%	42.13%
CIF	11.40%	38.64%	-19.59%	-25.41%	-14.55%	33.67%
LGIF	18.49%	10.45%	2.18%	-1.98%	-23.03%	18.14%
CSIF	4.56%	0.38%	-1.32%	2.35%	7.03%	16.77%
NTF	-7.73%	65.70%	-16.80%	-19.62%	-18.11%	42.80%

* Percentage of change is for less than 12 months; it is for the period from the inception date shown in the second column to the end of the year.

** Eligible Fund expenses in excess of defined amounts were reimbursed during one ore more calendar years for all Eligible Funds. The return percentages shown would be lower without this expense reimbursement.

Yields for LMMF Sub-account

Yield and effective yield percentages for the LMMF Sub-account are calculated using the method prescribed by the Securities and Exchange Commission. Both yields reflect the deduction of the annual 1.40% asset-based Contract charges. Both yields also reflect, on an allocated basis, the Contract's annual $36 Contract Maintenance Charge. Both yields do not reflect Contingent Deferred Sales Charges and premium taxes. The yields would be lower if these charges were included. The following are the standardized formulas:

Yield equals:   (A - B - 1) x  365

                            C                7

Effective Yield Equals:   (A - B)365/7 - 1

                                            C

Where:
A	=	the Accumulation Unit value at the end of the 7-day period.

B	=

hypothetical Contract Maintenance Charge for the 7-day period. The assumed annual LMMF charge is equal to the $36 Contract charge multiplied by a fraction equal to the average number of Contracts with LMMF Sub-account value during the 7-day period divided by the average total number of Contracts during the 7-day period. This annual amount is converted to a 7-day charge by multiplying it by 7/365. It is then equated to an Accumulation Unit size basis by multiplying it by a fraction equal to the average value of one LMMF Accumulation Unit during the 7-day period divided by the average Contract Value in LMMF Sub-account during the 7-day period.

C	=	the Accumulation Unit value at the beginning of the 7-day period.

The yield formula assumes that the weekly net income generated by an investment in the LMMF Sub-account will continue over an entire year. The effective yield formula also annualizes seven days of net income but it assumes that the net income is reinvested over the year. This compounding effect causes effective yield to be higher than the yield.

For the 7-day period ended 12/31/03 the yield for the LMMF Sub-account was -0.69% and the effective yield was -0.55%.

FINANCIAL STATEMENTS

The financial statements of the Variable Account, Sun Life Assurance Company of Canada (U.S.) and Keyport Life Insurance Company are included herein. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Independent Auditors' Report

To the Board of Directors of Sun Life Assurance and Annuity Company of Canada (U.S.)

and Contract Owners Keyport Variable Account KMA:

We have audited the accompanying statements of assets and liabilities of the Sub-Accounts of Sun Life Assurance and Annuity Company of Canada (U.S.) - Keyport Variable Account KMA (comprising of, Evergreen Blue Chip Fund - A Sub-Account, Evergreen Diversified Bond Fund - A Sub- Account, Evergreen High Yield Bond Fund - A Sub-Account, Evergreen Money Market Fund - A Sub-Account, Columbia International Fund VS (A) Sub-Account, Columbia Strategic Income Fund VS (A) Sub-Account, Liberty Growth & Income Fund VS (A) Sub-Account, Newport Tiger Fund VS (A) Sub-Account, Liberty Asset Allocation Fund VS (A) Sub-Account, Liberty Federal Securities Fund VS (A) Sub-Account, Liberty Money Market Fund VS (A) Sub-Account, Liberty Small Company Growth Fund VS (A) Sub-Account, SteinRoe Growth Stock Fund VS (A) Sub-Account, Evergreen Emerging Growth VS (A) Sub-Account, SteinRoe Global Utilities Fund VS (A) Sub-Account, Liberty Value Fund VS (A) Sub-Account) (the "Sub-Accounts") as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of two years in the period then ended. These financial statements are the responsibility of Sun Life Assurance and Annuity Company of Canada (U.S.)'s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2003, and the results of their operations for the year then ended, changes in their net assets for the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The information contained in footnote 5 for the year ended December 31, 2001 was derived from the financial statements for the year ended December 31, 2001 audited by other auditors, whose report dated April 19, 2002 expressed an unqualified opinion.

Deloitte & Touche, LLP

Boston, Massachusetts

April 22, 2004

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT
Statements of Assets and Liabilities
December 31, 2003

Assets
Investments at market value:		Shares	Cost	Value

Keystone Custodian Funds
Evergreen Blue Chip Fund - A		2,233	$35,066	$52,924
Evergreen Diversified Bond Fund - A		1,135	17,323	17,170
Evergreen High Yield Bond Fund - A		6,062	31,893	21,036
Evergreen Money Market Fund - A		40,503	40,503	40,503
Evergreen Emerging Growth Fund - A		41,184	231,967	196,034

Liberty Variable Investment Trust
Columbia International Fund, VS (A)		9,889,258	14,668,473	16,712,847
Colonial Strategic Income Fund, VS (A)		1,986,175	21,025,434	19,464,517
Liberty Growth & Income Fund, VS (A)		3,502,418	39,717,174	49,559,208
Newport Tiger Fund, VS (A)		7,828,940	15,889,153	16,284,194

SteinRoe Variable Investment Trust
Liberty Asset Allocation Fund VS (A)		5,622,107	66,750,588	77,585,081
Liberty Federal Securities Fund, VS (A)		1,781,330	17,614,118	19,950,900
Liberty Money Market Fund, VS (A)		31,138,106	31,138,106	31,138,106
Liberty Small Company Growth Fund, VS (A)		4,338,506	66,711,108	43,081,365
SteinRoe Growth Stock Fund, VS (A)		1,928,540	31,079,471	46,824,951
Total Assets			$304,950,377	$320,928,836

Net Assets

	Deferred Variable Annuity Contracts		Variable Annuity Reserve
	Units	Value	Units	Value	Total
Colonial Strategic Income Fund, VS (A)	1,010,299	$18,225,334	68,535	$1,239,183	$19,464,517
Columbia International Fund, VS (A)	1,502,776	15,376,885	127,431	1,335,962	16,712,847
Evergreen Blue Chip Fund - A	845	52,924	-	-	52,924
Evergreen Diversified Bond Fund - A	325	17,170	-	-	17,170
Evergreen High Yield Bond Fund - A	451	21,036	-	-	21,036
Evergreen Money Market Fund - A	1,667	40,503	-	-	40,503
Evergreen Emerging Growth Fund - A	3,333	193,368	46	2,666	196,034
Liberty Asset Allocation Fund, VS (A)	2,519,789	74,055,424	126,048	3,529,657	77,585,081
Liberty Federal Securities Fund, VS (A)	803,805	19,319,642	25,822	631,258	19,950,900
Liberty Growth & Income Fund, VS (A)	1,897,339	46,968,255	109,404	2,590,953	49,559,208
Liberty Money Market Fund, VS (A)	1,656,471	30,791,590	20,348	346,516	31,138,106
Liberty Small Company Growth Fund, VS (A)	1,095,718	41,858,073	35,679	1,223,292	43,081,365
Newport Tiger Fund, VS (A)	457,851	4,656,636	13,493	126,141	4,782,777
SteinRoe Growth Stock Fund, VS (A)	1,319,260	45,582,077	36,575	1,242,874	46,824,951

Net Assets of contracts owners		$297,158,917		$12,268,502	$309,427,419

Retained by Keyport Life Insurance Company					11,501,417

Total Net Assets					$320,928,836

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT

Statements of Operations

For the Year Ended December 31, 2003

	Colonial Strategic Income Fund, VS (A) 2003	Columbia International Fund, VS (A) 1 2003	Evergreen Blue Chip Fund - A 2003
Income
Dividends	$1,384,525	$172,965	$-
Expenses
Mortality and expense risk
and administrative charges	274,483	187,220	584
Net investment income (loss)	$1,110,042	$(14,255)	$(584)

Realized gains (losses) on investment
Realized gain (loss) on sale of fund shares	$(153,916)	$260,975	$(2,477)
Realized gain distributions	-	-	-
Realized gain (loss)	$(153,916)	$260,975	$(2,477)

Change in unrealized appreciation (depreciation) during the year	$2,061,456	$4,418,350	$12,957

Net increase (decrease) in net assets from operations	$3,017,582	$4,665,070	$9,896

	Evergreen Diversified Bond Fund - A 2003	Evergreen High Yield Bond Fund - A 2003	Evergreen Money Market Fund - A 2003
Income
Dividends	$1,013	$1,542	$167
Expenses
Mortality and expense risk
and administrative charges	220	215	514
Net investment income (loss)	$793	$1,327	$(347)

Realized gains (losses) on investment
Realized gain (loss) on sale of fund shares	$(729)	$-	$-
Realized gain distributions	-	-	-
Realized gain (loss)	$(729)	$-	$-

Change in unrealized appreciation (depreciation) during the year	$963	$2,010	$-

Net increase (decrease) in net assets from operations	$1,027	$3,337	$(347)

1 Changed name from Colonial International Fund for Growth, VS (A) effective 04/04/2003

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT

Statements of Operations

For the Year Ended December 31, 2003
	Evergreen Emerging Growth Fund - A 2003	Liberty Asset Allocation Fund, VS (A) 2 2003	Liberty Federal Securities Fund, VS (A) 2003
Income
Dividends	$-	$2,449,327	$991,515
Expenses
Mortality and expense risk and administrative charges	1,742	1,097,881	327,091
Net investment income (loss)	$(1,742)	$1,351,446	$664,424

Realized gains (losses) on investment
Realized gain (loss) on sale of fund shares	$(897)	$20,001	$307,457
Realized gain distributions	-	-	-
Realized gain (loss)	$(897)	$20,001	$307,457

Change in unrealized appreciation (depreciation) during the year	$66,340	$11,520,020	$(709,583)

Net increase (decrease) in net assets from operations	$63,701	$12,891,467	$262,298

	Liberty Growth & Income Fund, VS (A) 3 2003	Liberty Money Market Fund, VS (A) 4 2003	Liberty Small Company Growth Fund, VS (A) 5 2003
Income
Dividends	$653,091	$253,031	$-
Expenses
Mortality and expense risk and administrative charges	609,178	493,933	541,817
Net investment income (loss)	$43,913	$(240,902)	$(541,817)

Realized gains (losses) on investment
Realized gain (loss) on sale of fund shares	$702,685	$-	$(1,773,865)
Realized gain distributions	-	-	-
Realized gain (loss)	$702,685	$-	$(1,773,865)

Change in unrealized appreciation (depreciation) during the year	$8,953,469	$-	$15,980,813

Net increase (decrease) in net assets from operations	$9,700,067	$(240,902)	$13,665,131

2 Changed name from SteinRoe Balanced Fund, VS (A) effective 04/04/2003

3 Changed name from Colonial U.S. Growth & Income, VS (A) effective 04/04/2003

4 Changed name from SteinRoe Money Market, VS (A) effective 04/04/2003

5 Changed name from SteinRoe Small Company Growth Fund, VS (A) effective 04/11/2003

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT

Statements of Operations

For the Year Ended December 31, 2003

	Newport Tiger Fund, VS (A) 2003	SteinRoe Growth Stock Fund, VS (A) 2003
Income
Dividends	$150,919	$187,094
Expenses
Mortality and expense risk and administrative charges	59,633	650,307
Net investment income (loss)	$91,286	$(463,213)

Realized gains (losses) on investment
Realized gain (loss) on sale of fund shares	$(164,829)	$(543,017)
Realized gain distributions	-	-
Realized gain (loss)	$(164,829)	$(543,017)

Change in unrealized appreciation (depreciation) during the year	$5,079,434	$10,227,195

Net increase (decrease) in net assets from operations	$5,005,891	$9,220,965

	SteinRoe Global Utilities Fund, VS (A) 6 2003	Liberty Value Fund, VS (A) 7 2003
Income
Dividends	$70,829	$101,784
Expenses
Mortality and expense risk and administrative charges	41,572	96,820
Net investment income (loss)	$29,257	$4,964

Realized gains (losses) on investment
Realized gain (loss) on sale of fund shares	$(1,242,408)	$(1,396,334)
Realized gain distributions	-	-
Realized gain (loss)	$(1,242,408)	$(1,396,334)

Change in unrealized appreciation (depreciation) during the year	$1,288,623	$(606,998)

Net increase (decrease) in net assets from operations	$75,472	$(1,998,368)

6 Merged into Columbia International Fund, VS (A) effective 04/14/2003

7 Merged into Liberty Growth and Income Fund, VS (A) effective 04/07/2003

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT

Statements of Changes In Net Assets

For the Year Ended December 31, 2003

	Colonial Strategic		Columbia International
	Income Fund, VS (A)		Fund , VS (A) 1
	2003	2002	2003	2002
Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,110,042	$1,240,858	$(14,255)	$(56,867)
Realized gain (loss) on sale of fund shares	(153,916)	(903,651)	260,975	(565,335)

Change in unrealized appreciation (depreciation) during the year	2,061,456	1,034,667	4,418,350	(176,449)
Net increase (decrease) in net assets from operations	$3,017,582	$1,371,874	$4,665,070	$(798,651)

Contract transactions:
Payments received from contract owners	$55,709	$180,104	$32,681	$56,006
Transfers between subaccounts, net	830,304	(523,555)	10,448,582	(134,871)
Transfers for contract terminations	(3,735,939)	(5,655,157)	(2,531,800)	(1,091,266)

Net increase (decrease) in net assets from contract transactions	$(2,849,926)	$(5,998,608)	$7,949,463	$(1,170,131)

Total increase (decrease) in net assets	$167,656	$(4,626,734)	$12,614,533	$(1,968,782)

Net assets at beginning of year	19,296,861	23,923,595	4,098,314	6,067,096

Net assets at end of year	$19,464,517	$19,296,861	$16,712,847	$4,098,314

	Evergreen Blue Chip		Evergreen Diversified
	Fund - A		Bond Fund - A
	2003	2002	2003	2002
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(584)	$(750)	$793	$1,201
Realized gain (loss) on sale of fund shares	(2,477)	(423)	(729)	10

Change in unrealized appreciation (depreciation) during the year	12,957	(16,535)	963	406
Net increase (decrease) in net assets from operations	$9,896	$(17,708)	$1,027	$1,617

Contract transactions:
Payments received from contract owners	$-	$-	$-	$-
Transfers between subaccounts, net	(11,088)	(216)	(7,914)	(153)
Transfers for contract terminations	(2,710)	(2,788)	(1,856)	(1,640)

Net increase (decrease) in net assets from contract transactions	$(13,798)	$(3,004)	$(9,770)	$(1,793)

Total increase (decrease) in net assets	$(3,902)	$(20,712)	$(8,743)	$(176)

Net assets at beginning of year	56,826	77,538	25,913	26,089

Net assets at end of year	$52,924	$56,826	$17,170	$25,913

1 Changed name from Colonial International Fund for Growth, VS (A) effective 04/04/2003

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT

Statements of Changes In Net Assets

For the Year Ended December 31, 2003

	Evergreen High		Evergreen Money
	Yield Bond Fund, VS (A)		Market Fund - A
	2003	2002	2003	2002
Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,327	$1,192	$(347)	$(84)
Realized gain (loss) on sale of fund shares	-	-	-	-

Change in unrealized appreciation (depreciation) during the year	2,010	(561)	-	-
Net increase (decrease) in net assets from operations	$3,337	$631	$(347)	$(84)

Contract transactions:
Payments received from contract owners	$750	$500	$-	$-
Transfers between subaccounts, net	10	-	(3,548)	(21,526)
Transfers for contract terminations	-	-	(8,132)	-

Net increase (decrease) in net assets from contract transactions	$760	$500	$(11,680)	$(21,526)

Total increase (decrease) in net assets	$4,097	$1,131	$(12,027)	$(21,610)

Net assets at beginning of year	16,939	15,808	52,530	74,140

Net assets at end of year	$21,036	$16,939	$40,503	$52,530

	Evergreen		Liberty Asset
	Emerging Growth Fund - A 2		Allocation Fund, VS (A) 3
	2003	2002	2003	2002
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,742)	$(1,583)	$1,351,446	$1,860,072
Realized gain (loss) on sale of fund shares	(897)	(13,324)	20,001	(62,566)

Change in unrealized appreciation (depreciation) during the year	66,340	(32,181)	$11,520,020	(15,148,990)
Net increase (decrease) in net assets from operations	$63,701	$(47,088)	$12,891,467	$(13,351,484)

Contract transactions:
Payments received from contract owners	$750	$500	$343,454	$598,740
Transfers between subaccounts, net	(685)	(2,144)	(161,329)	(3,512,704)
Transfers for contract terminations	(566)	(500)	(12,752,048)	(19,463,087)

Net increase (decrease) in net assets from contract transactions	$(501)	$(2,144)	$(12,569,923)	$(22,377,051)

Total increase (decrease) in net assets	$63,200	$(49,232)	$321,544	$(35,728,535)

Net assets at beginning of year	132,834	182,066	77,263,537	112,992,072

Net assets at end of year	$196,034	$132,834	$77,585,081	$77,263,537

2 Changed name from Evergreen Small Company Growth, VS(A) effective 06/03/02

3 Changed name from SteinRoe Balanced Fund, VS (A) effective 04/04/2003

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT

Statements of Changes In Net Assets

For the Year Ended December 31, 2003

	Liberty Federal		Liberty Growth & Income
	Securities Fund, VS (A)		Fund, VS (A) 5
	2003	2002	2003	2002
Increase (decrease) in net assets from operations:
Net investment income (loss)	$664,424	$753,371	$43,913	$(136,269)
Realized gain (loss) on sale of fund shares	307,457	64,948	702,685	(430,699)

Change in unrealized appreciation (depreciation) during the year	(709,583)	1,093,659	8,953,469	(8,048,161)
Net increase (decrease) in net assets from operations	$262,298	$1,911,978	$9,700,067	$(8,615,129)

Contract transactions:
Payments received from contract owners	$122,418	$83,472	$219,807	$128,354
Transfers between subaccounts, net	(252,678)	2,705,203	25,160,204	(1,216,603)
Transfers for contract terminations	(4,956,938)	(4,986,063)	(9,399,096)	(7,100,251)

Net increase (decrease) in net assets from contract transactions	$(5,087,198)	$(2,197,388)	$15,980,915	$(8,188,500)

Total increase (decrease) in net assets	$(4,824,900)	$(285,410)	$25,680,982	$(16,803,629)

Net assets at beginning of year	24,775,800	25,061,210	23,878,226	40,681,855

Net assets at end of year	$19,950,900	$24,775,800	$49,559,208	$23,878,226

	Liberty Money		Liberty Small
	Market Fund, VS (A) 4		Company Growth Fund, VS (A) 6
	2003	2002	2003	2002
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(240,902)	$(45,827)	$(541,817)	$(650,272)
Realized gain (loss) on sale of fund shares	-	-	(1,773,865)	(1,619,419)

Change in unrealized appreciation (depreciation) during the year	-	-	15,980,813	(11,857,240)
Net increase (decrease) in net assets from operations	$(240,902)	$(45,827)	$13,665,131	$(14,126,931)

Contract transactions:
Payments received from contract owners	$140,936	$226,796	$289,004	$229,298
Transfers between subaccounts, net	5,143,380	19,474,840	(378,344)	(1,668,534)
Transfers for contract terminations	(15,150,509)	(25,723,998)	(6,697,320)	(9,046,602)

Net increase (decrease) in net assets from contract transactions	$(9,866,193)	$(6,022,362)	$(6,786,660)	$(10,485,838)

Total increase (decrease) in net assets	$(10,107,095)	$(6,068,189)	$6,878,471	$(24,612,769)

Net assets at beginning of year	41,245,201	47,313,390	36,202,894	60,815,663

Net assets at end of year	$31,138,106	$41,245,201	$43,081,365	$36,202,894

4 Changes name from SteinRoe Money Market, VS (A) effective 04/04/2003

5 Changed name from Colonial U.S. Growth & Income, VS (A) effective 04/04/2003

6 Changed name from SteinRoe Small Company Growth Fund, VS (A) effective 04/11/2003

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT

Statements of Changes In Net Assets

For the Year Ended December 31, 2003

			SteinRoe
	Newport Tiger Fund, VS (A)		Growth Stock Fund, VS (A)
	2003	2002	2003	2002
Increase (decrease) in net assets from operations:
Net investment income (loss)	$91,286	$87,094	$(463,213)	$(760,284)
Realized gain (loss) on sale of fund shares	(164,829)	(462,099)	(543,017)	929,256

Change in unrealized appreciation (depreciation) during the year	5,079,434	(2,176,185)	10,227,195	(24,894,443)
Net increase (decrease) in net assets from operations	$5,005,891	$(2,551,190)	$9,220,965	$(24,725,471)

Contract transactions:
Payments received from contract owners	$14,245	$29,803	$331,227	$313,998
Transfers between subaccounts, net	368,831	(310,954)	(303,017)	(4,717,285)
Transfers for contract terminations	(778,483)	(918,782)	(8,908,355)	(11,035,751)

Net increase (decrease) in net assets from contract transactions	$(395,407)	$(1,199,933)	$(8,880,145)	$(15,439,038)

Total increase (decrease) in net assets	$4,610,484	$(3,751,123)	$340,820	$(40,164,509)

Net assets at beginning of year	11,673,710	15,424,833	46,484,131	86,648,640

Net assets at end of year	$16,284,194	$11,673,710	$46,824,951	$46,484,131

	SteinRoe		Liberty
	Global Utilities Fund, VS (A) 7		Value Fund, VS (A) 8
	2003	2002	2003	2002
Increase (decrease) in net assets from operations:
Net investment income (loss)	$29,257	$209,600	$4,964	$(107,973)
Realized gain (loss) on sale of fund shares	(1,242,408)	(282,951)	(1,396,334)	444,587

Change in unrealized appreciation (depreciation) during the year	1,288,623	(2,533,380)	(606,998)	(10,164,629)
Net increase (decrease) in net assets from operations	$75,472	$(2,606,731)	$(1,998,368)	$(9,828,015)

Contract transactions:
Payments received from contract owners	$237	$87,569	$7,553	$168,892
Transfers between subaccounts, net	(11,340,191)	(1,052,222)	(26,013,809)	(1,778,469)
Transfers for contract terminations	(707,730)	(3,613,511)	(1,591,691)	(8,602,483)

Net increase (decrease) in net assets from contract transactions	$(12,047,684)	$(4,578,164)	$(27,597,947)	$(10,212,060)

Total increase (decrease) in net assets	$(11,972,212)	$(7,184,895)	$(29,596,315)	$(20,040,075)

Net assets at beginning of year	11,972,212	19,157,107	29,596,315	49,636,390

Net assets at end of year	$-	$11,972,212	$-	$29,596,315

7 Merged into Columbia International Fund, VS (A) effective 04/13/2003

8 Merged into Liberty Growth and Income Fund, VS (A) effective 04/06/2003

See notes to Financial Statements.

SUN LIFE ASSURANCE AND ANNUITY COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT

Notes to Financial Statements

December 31, 2003

1. Organization

KMA Variable Account (the "Variable Account") is a separate investment account established by Sun Life Assurance Company of Canada (the "Company") to receive and invest premium payments under flexible purchase payment deferred and immediate variable annuity contracts issued by the Company. The Variable Account was previously a separate investment account of Keyport Life Insurance Company ("Keyport"). On December 31, 2003, Keyport merged into Sun Life Assurance Company of Canada (the "Company"). The merger had no effect on the existing rights and benefits of the policyholders of the Variable Account.

As a result of the merger, the name of the variable account changed to Sun Life Assurance Company of Canada (U.S.) - KMA Variable Account (previously known as Keyport Life Insurance Company - KMA Variable Account).

The Variable Account operates as a Unit Investment Trust under the Investment Company Act of 1940, (as amended) and invests in eligible mutual funds. With the exception of K-100 contractholders, there are currently two funding vehicles available to the Variable Account, the SteinRoe Variable Investment Trust ("SRVIT") and the Liberty Variable Investment Trust ("LVIT"). A third trust, Keystone Custodian Funds, is only available to existing K-100 contractholders. This contract series was issued prior to May 1, 1986. There are currently fourteen available subaccounts within the Variable Account to which contract funds may be allocated.

On April 4, 2003, the following funds changed their names: Colonial International Fund for Growth Fund VS (A) to Columbia International Fund VS (A); SteinRoe Balance Fund VS (A) to Liberty Asset Allocation Fund VS (A); Colonial US Growth & Income Fund VS (A) to Liberty Growth & Income Fund VS (A); SteinRoe Money Markey Fund VS (A) to Liberty Money Market Fund VS (A); SteinRoe Small Company Growth Fund VS (A) to Liberty Small Company Growth Fund VS (A).

On April 7, 2003 Liberty Value Fund VS (A) merged into Liberty Growth & Income Fund VS (A). On April 14, 2003, SteinRoe Global Utilities Fund VS (A) merged into Columbia International Fund VS (A).

2. Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the Variable Account.

Shares of the SRVIT and LVIT funds are sold to the Variable Account at the reported net asset values. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on sales of investments are computed on the basis of identified cost of the investments sold.

Annuity reserves are computed for contracts in the income stage according to the 1983a Individual Annuity Mortality Table. The assumed investment rate is either 3.0%, 4.0%, 5.0% or 6.0% unless the annuitant elects otherwise, in which case the rate may vary from 3.0% to 6.0%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company.

The net assets retained by the Company represent seed money shares invested in certain Sub-Accounts required to commence operations. The seed money is stated at market value (shares multiplied by net asset value per share).

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes.

SUN LIFE ASSURANCE AND ANNUITY COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT

Notes to Financial Statements

December 31, 2003 (continued)

2. Significant Accounting Policies (continued)

If a policyholder's financial transaction is not executed on the appropriate investment date, a correcting buy or sell of shares is required by the Company to make the policyholder whole. The resulting risk of a gain or loss from this corrections does not have any effect on the policyholder's account and is fully assumed by the Company.

3. Expenses

There are not any deductions made from purchase payments for sales charges at the time of purchase. In the event of a contract termination, a contingent deferred sales charge, based on a graded table of charges, is deducted. An annual contract maintenance charge to cover the cost of contract administration is deducted from each contractholder's account on the contract anniversary date. Daily deductions are made from each Sub-Account for assumption of mortality and expense risk. The effective annual rates as a percentage of contract value are as follow:

Keyport Flex I: 1.25%

Keyport Flex II: 1.35%

Keystone 100: 1.00%

Preferred Advisor: 1.25%; a daily sales charge is also deducted at an effective annual rate of 0.15% of contract value.

Preferred Advisor Employee: 0.35%

4. Affiliated Company Transactions

The Company provides administrative services necessary for the operation of the Variable Account. The Company has absorbed all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws. Clarendon Insurance Agency, Inc. ("Clarendon"), a wholly owned subsidiary of the Company, is the principal underwriter for SRVIT and LVIT. On December 31, 2003, Keyport Financial Services Corp. (KFSC), (former principal underwriter for SRVIT and LVIT and a wholly owned subsidiary of Keyport) merged into Clarendon with Clarendon as the surviving entity. The investment advisors' compensation is based upon the fair value of the mutual funds.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT
Notes to Financial Statements
December 31, 2003

5. Unit Values

A summary of the units outstanding, unit values, net assets, the investment income ratios, the expense ratios (excluding expenses of the underlying funds) and the total return for the year ended December 31, 2003, 2002 and 2001 is as follows:
	At December 31					For the year ended December 31
	Units 5	Unit Fair Value lowest to highest			Net Assets 4	Investment Income Ratio 1	Expense Ratio 2 lowest to highest		Total Return 3 lowest to highest

Colonial Strategic Income Fund, VS (A)
December 31, 2003	1,078,834	$16.015	to	$19.772	$19,464,517	7.11%	0.35% to	1.39%	16.77% to	17.99%
December 31, 2002	1,249,742	13.694	to	16.758	19,296,861	7.22%	0.35% to	1.39%	7.03% to	8.15%
December 31, 2001	1,659,476	12.776	to	15.495	23,923,595	7.66%	0.35% to	1.39%	0.52% to	3.42%

Columbia International Fund, VS (A) (Formerly Colonial International Fund for Growth VS (A))
December 31, 2003	1,630,207	10.221	to	11.593	16,712,847	1.37%	0.35% to	1.39%	33.67%	35.07%
December 31, 2002	533,617	7.646	to	8.583	4,098,314	0.32%	0.35% to	1.39%	-14.55% to	-13.66%
December 31, 2001	674,986	8.948	to	9.940	6,067,096	0.00%	0.35% to	1.39%	-25.41% to	-24.62%

Evergreen Blue Chip Fund - A
December 31, 2003	845	57.624	to	72.012	52,924	0.00%	1.00% to	1.00%	22.92% to	23.49%
December 31, 2002	1,105	46.665	to	72.012	56,826	0.00%	1.00% to	1.00%	-23.21% to	-23.21%
December 31, 2001	1,156	61.152	to	72.012	77,538	0.00%	1.00% to	1.00%	-17.94% to	-17.64%

Evergreen Diversified Bond Fund - A
December 31, 2003	325	39.727	to	52.884	17,170	5.18%	1.00% to	1.00%	0.53% to	5.76%
December 31, 2002	522	39.727	to	50.006	25,913	5.73%	1.00% to	1.00%	0.54% to	6.56%
December 31, 2001	561	39.651	to	46.930	26,089	6.11%	1.00% to	1.00%	0.54% to	5.74%

Evergreen High Yield Bond Fund - A
December 31, 2003	451	46.612	to	46.612	21,036	8.10%	1.00% to	1.00%	19.41% to	19.41%
December 31, 2002	434	31.778	to	39.035	16,939	8.41%	1.00% to	1.00%	4.05% to	4.05%
December 31, 2001	421	31.778	to	37.515	15,808	9.13%	1.00% to	1.00%	4.92% to	4.92%

Evergreen Money Market Fund - A
December 31, 2003	1,667	19.329	to	24.297	40,503	0.38%	1.00% to	1.00%	-0.84% to	-0.64%
December 31, 2002	2,159	19.329	to	24.453	52,530	0.99%	1.00% to	1.00%	0.01% to	0.01%
December 31, 2001	2,021	19.329	to	24.453	49,151	1.03%	1.00% to	1.00%	0.04% to	0.04%

Evergreen Emerging Growth Fund - A( Formerly Evergreen Small Company Growth Fund - A)
December 31, 2003	3,379	53.817	to	61.170	196,034	0.00%	1.00% to	1.00%	48.23% to	48.23%
December 31, 2002	3,394	36.308	to	64.728	132,834	0.00%	1.00% to	1.00%	-26.96% to	-26.96%
December 31, 2001	3,398	49.707	to	64.728	182,066	0.00%	1.00% to	1.00%	-17.94% to	-17.94%

Liberty Asset Allocation Fund (Formerly SteinRoe Balanced Fund, VS (A))
December 31, 2003	2,645,837	19.534	to	45.891	77,585,081	3.24%	0.35% to	1.39%	18.80% to	20.04%
December 31, 2002	3,142,740	16.272	to	38.476	77,263,537	3.45%	0.35% to	1.39%	-12.95% to	-12.03%
December 31, 2001	4,017,862	18.499	to	44.024	112,992,072	3.24%	0.35% to	1.39%	-10.45% to	-9.51%

Liberty Federal Securities Fund, VS (A)
December 31, 2003	829,627	18.210	to	26.640	19,950,900	4.39%	0.35% to	1.39%	1.22% to	2.28%
December 31, 2002	1,042,678	17.804	to	26.279	24,775,800	4.51%	0.35% to	1.39%	8.23% to	9.37%
December 31, 2001	1,142,121	16.279	to	24.243	25,061,210	6.12%	0.35% to	1.39%	4.97% to	6.66%

Liberty Growth & Income Fund, VS (A) (Formerly Colonial US Growth & Income Fund VS (A))
December 31, 2003	2,006,743	22.622	to	27.448	49,559,208	1.58%	0.35% to	1.39%	18.14% to	19.37%
December 31, 2002	1,141,671	19.139	to	22.993	23,878,226	1.03%	0.35% to	1.39%	-23.03% to	-22.22%
December 31, 2001	1,498,012	24.853	to	29.563	40,681,855	0.93%	0.35% to	1.39%	-1.98% to	-0.95%

Liberty Money Market Fund, VS (A) (Formerly SteinRoe Money Market Fund VS (A))
December 31, 2003	1,676,819	14.538	to	28.380	31,138,106	0.69%	0.35% to	1.39%	-0.70% to	0.34%
December 31, 2002	2,236,488	14.490	to	28.469	41,245,201	1.25%	0.35% to	1.39%	-0.15% to	0.89%
December 31, 2001	2,591,314	14.361	to	28.399	47,244,669	3.55%	0.35% to	1.39%	2.14% to	3.26%

Liberty Small Company Growth Fund, VS (A)
December 31, 2003	1,131,397	21.035	to	90.188	43,081,365	0.00%	0.35% to	1.39%	42.13% to	43.62%
December 31, 2002	1,371,386	14.646	to	63.203	36,202,894	0.00%	0.35% to	1.39%	-25.33% to	-24.55%
December 31, 2001	1,728,968	19.412	to	84.314	60,815,663	0.00%	0.35% to	1.39%	-11.28% to	-6.75%

Newport Tiger Fund, VS (A)
December 31, 2003	471,344	8.451	to	11.157	4,782,777	1.14%	0.35% to	1.39%	42.80% to	44.29%
December 31, 2002	525,569	5.915	to	7.732	3,730,340	1.06%	0.35% to	1.39%	-18.11% to	17.26%
December 31, 2001	676,415	7.220	to	9.345	5,858,597	0.69%	0.35% to	1.39%	-19.62% to	-18.77%

SteinRoe Growth Stock Fund, VS (A)
December 31, 2003	1,355,835	22.196	to	84.463	46,824,951	0.42%	0.35% to	1.39%	23.51% to	24.80%
December 31, 2002	1,634,681	17.785	to	68.115	46,484,131	0.22%	0.35% to	1.39%	-31.12% to	-30.40%
December 31, 2001	2,118,032	25.553	to	98.503	86,648,640	0.00%	0.35% to	1.39%	-25.66% to	-24.60%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT
Notes to Financial Statements
December 31, 2003 (continued)

5. Unit Values (Continued)
	At December 31					For the year ended December 31
	Units 5	Unit Fair Value lowest to highest			Net Assets 4	Investment Income Ratio 1		Expense Ratio 2 lowest to highest		Total Return 3 lowest to highest

Liberty Value Fund, VS (A)
December 31, 2003	-	$9.723	to	$20.047	$-	1.43%	6	0.35% to	1.39%	-6.77% to	-6.52%
December 31, 2002	1,511,503	10.427	to	21.444	29,596,315	1.18%		0.35% to	1.39%	-21.63% to	-20.81%
December 31, 2001	1,986,529	13.299	to	27.080	49,636,390	1.22%		0.35% to	1.39%	-1.57% to	0.28%

SteinRoe Global Utilities Fund, VS (A)
December 31, 2003	-	14.227	to	15.565	-	2.21%6		0.35% to	1.39%	0.84% to	1.11%
December 31, 2002	847,466	14.108	to	15.394	11,972,212	2.89%		0.35% to	1.39%	-14.52% to	-13.63%
December 31, 2001	1,159,486	16.504	to	17.823	19,157,107	1.34%		0.35% to	1.39%	-15.21% to	-13.14%

1 These amounts represent the dividends and other income received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

2 These ratio ranges represent the annualized contract expenses of the Variable Account, consisting primarily of mortality and expense charges, for each period indicated. The ratio ranges include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

3 These return ranges represent the total returns for the periods indicated in Statements of Operations and Statements of Changes in Net Assets, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return ratio does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate in Statements of Operations and Statements of Changes in Net Assets the effective date of that investment option in the variable account. The total return ratio is calculated for the period indicated or from the effective date as noted in Statements of Operations and Statements of Changes in Net Assets through the end of the reporting period

4 These net assets do not include seed money retained by the Company. The seed money was invested by the company in certain Sub-Accounts that required funds to commence operations.

5 These units represent both the deferred and the payout units of the underlined Sub-Accounts. However the units in the statements of asset and liability detail only the deferred units of the Sub-Account of the Variable Account.

6 These ratios represent the annualized investment income ratios.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT
Notes to Financial Statements
December 31, 2003 (continued)

6. Purchases and Sales of Securities

The cost of mutual funds purchased and proceeds from mutual funds sold by the Variable Account during 2003 are shown below:
	Purchases	Sales

Colonial Strategic Income Fund, VS (A)	$2,378,324	$4,118,207

Columbia International Fund, VS (A)	11,025,596	3,090,389

Evergreen Blue Chip Fund - A	-	14,382

Evergreen Diversified Bond Fund - A	1,013	9,989

Evergreen High Yield Bond Fund - A	2,307	219

Evergreen Money Market Fund - A	167	12,194

Evergreen Small Company Growth Fund - A	746	2,989

Liberty Value Fund - A	109,386	27,702,369

Liberty Asset Allocation Fund, VS (A)	3,305,780	14,524,258

Liberty Federal Securities Fund, VS (A)	2,304,152	6,726,926

Liberty Growth & Income Fund, VS (A)	26,463,441	10,438,613

Liberty Money Market Fund, VS (A)	5,556,640	15,663,735

Liberty Small Company Growth Fund, VS (A)	615,975	7,944,452

Newport Tiger Fund, VS (A)	595,406	899,525

SteinRoe Global Utilities Fund - A	70,829	12,089,256

SteinRoe Growth Stock Fund, VS (A)	969,156	10,312,513

	$53,398,918	$113,550,016

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT
Notes to Financial Statements
December 31, 2003 (continued)

7. Changes in Unit Outstanding

The changes in units outstanding for the year ended December 31, 2003 were as follow:

			Net Increase
	Units Issued	Units Redeemed	(Decrease)
Colonial Strategic Income Fund, VS (A)	60,469	231,377	(170,908)

Columbia International Fund, VS (A)	1,432,394	335,804	1,096,590

Evergreen Blue Chip Fund - A	-	260	(260)

Evergreen Diversified Bond Fund - A	-	197	(197)

Evergreen High Yield Bond Fund - A	18	1	17

Evergreen Money Market Fund - A	-	492	(492)

Evergreen Small Company Growth Fund - A	17	32	(15)

Liberty Value Fund - A	1,834	1,513,337	(1,511,503)

Liberty Asset Allocation Fund, VS (A)	32,530	529,433	(496,903)

Liberty Federal Securities Fund, VS (A)	56,405	269,456	(213,051)

Liberty Growth & Income Fund, VS (A)	1,323,357	458,285	865,072

Liberty Money Market Fund, VS (A)	332,788	892,457	(559,669)

Liberty Small Company Growth Fund, VS (A)	18,010	257,999	(239,989)

Newport Tiger Fund, VS (A)	53,270	107,495	(54,225)

SteinRoe Growth Stock Fund, VS (A)	25,098	303,944	(278,846)

SteinRoe Global Utilities Fund - A	-	847,466	(847,466)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KMA VARIABLE ACCOUNT

Notes to Financial Statements

December 31, 2003 (continued)

8. Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, (the "Code") a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, is not treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands)

For the years ended December 31,

	2003	2002 Restated	2001 Restated

Revenues
Premiums and annuity considerations	$ 60,518	$ 43,574	$ 41,009
Net investment income	1,208,750	1,185,210	555,054
Net derivative loss	(203,200)	(159,285)	(10,056)
Net realized investment gains (losses)	134,085	(38,966)	14,630
Fee and other income	319,596	390,691	295,064

Total revenues	1,519,749	1,421,224	895,701

Benefits and expenses
Interest credited	783,999	704,690	276,295
Interest expense	120,905	106,043	94,422
Policyowner benefits	201,248	221,162	134,900
Other operating expenses	184,472	237,797	162,556
Amortization of deferred acquisition costs and value of business acquired	98,398	251,513	139,034

Total benefits and expenses	1,389,022	1,521,205	807,207

Income (loss) before income tax expense (benefit) and cumulative effect of change in accounting principles	130,727	(99,981)	88,494

Income tax expense (benefit):
Federal	27,366	(59,449)	20,713
State	823	1,265	(1,313)
Income tax expense (benefit)	28,189	(58,184)	19,400

Net income (loss) before cumulative
effect of change in accounting principles	102,538	(41,797)	69,094

Cumulative effect of change in accounting principles, net of tax benefit (expense) of $4,064 and $(2,799) in 2003 and 2001, respectively	(7,547)	-	5,198

Net income (loss)	$ 94,991	$ (41,797)	$ 74,292

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED BALANCE SHEETS

(in thousands except share data)

December 31,

ASSETS	2003	2002 Restated
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $16,338,241 and $15,954,813 in 2003 and 2002, respectively)	$ 16,858,414	$ 16,423,020
Trading fixed maturities at fair value (amortized cost of $1,434,654 and $1,354,969 in 2003 and 2002, respectively)	1,527,619	1,404,825
Subordinated note from affiliate held-to-maturity (fair value of $699,069 and $616,520 in 2003 and 2002, respectively)	600,000	600,000
Short-term investments	24,662	178,017
Mortgage loans	972,102	948,529
Derivative instruments - receivable	400,037	408,832
Limited partnerships	330,562	481,557
Equity securities	1,452	1,127
Real estate	84,421	79,783
Policy loans	692,887	682,029
Other invested assets	46,996	40,026
Cash and cash equivalents	513,454	725,550
Total investments	22,052,606	21,973,295

Accrued investment income	285,224	256,569
Deferred policy acquisition costs	889,601	795,648
Value of business acquired	22,391	57,692
Goodwill	705,202	705,202
Deferred federal income taxes	-	20,507
Receivable for investments sold	37,049	110,621
Reinsurance receivable from affiliate	1,741,962	-
Other assets	371,474	208,329
Separate account assets	17,521,009	15,718,113

Total assets	$ 43,626,518	$ 39,845,976

LIABILITIES

Contractholder deposit funds and other policy liabilities	$ 18,317,422	$ 17,952,084
Future contract and policy benefits	716,819	717,673
Payable for investments purchased	261,673	365,446
Accrued expenses and taxes	73,111	117,519
Deferred federal income taxes	18,897	-
Long-term debt	40,500	-
Long-term debt payable to affiliates	1,025,000	1,025,000
Partnership capital securities	607,826	607,826
Reinsurance payable to affiliate	1,741,962	-
Derivative instruments - payable	248,272	399,906
Other liabilities	196,401	163,973
Separate account liabilities	17,509,294	15,700,969

Total liabilities	40,757,177	37,050,396

Commitments and contingencies - Note 18

STOCKHOLDER'S EQUITY

Common stock, $1,000 par value - 10,000 shares authorized; 6,437 shares issued and outstanding in 2003 and 2002	$ 6,437	$ 6,437
Additional paid-in capital	2,071,888	2,071,888
Accumulated other comprehensive income	227,681	248,911
Retained earnings	563,335	468,344

Total stockholder's equity	2,869,341	2,795,580

Total liabilities and stockholder's equity	$ 43,626,518	$ 39,845,976

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

For the years ended December 31,

	2003	2002 Restated	2001 Restated

Net income (loss)	$ 94,991	$ (41,797)	$ 74,292
Other comprehensive income
Net change in unrealized holding gains (losses) on
available-for-sale securities, net of tax and policyholder amounts	158,442	208,297	(24,383)
Reclassification adjustments of realized investment (gains) losses into net income (loss)	(179,672)	34,767	(8,319)

Other comprehensive (loss) income	(21,230)	243,064	(32,702)

Comprehensive income	$ 73,761	$ 201,267	$ 41,590

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(in thousands)

For the years ended December 31,
			Accumulated
		Additional	Other		Total
	Common	Paid-In	Comprehensive	Retained	Stockholder's
	Stock	Capital	Income	Earnings	Equity

Balance at December 31, 2000	$ 6,437	$ 265,411	$ 38,549	$ 450,849	$ 761,246

Acquisition of Keyport Life (note 2)		1,706,477			1,706,477
Net income - Restated				74,292	74,292
Dividends declared - Restated				(15,000)	(15,000)
Other comprehensive loss - Restated			(32,702)		(32,702)
Balance at December 31, 2001 -Restated	$ 6,437	$ 1,971,888	$ 5,847	$ 510,141	$ 2,494,313

Net loss - Restated				(41,797)	(41,797)
Additional paid-in-capital - Restated		100,000			100,000
Other comprehensive income - Restated			243,064		243,064

Balance at December 31, 2002 - Restated	$ 6,437	$ 2,071,888	$ 248,911	$ 468,344	$ 2,795,580

Net income				94,991	94,991
Other comprehensive loss			(21,230)		(21,230)

Balance at December 31, 2003	$ 6,437	$ 2,071,888	$ 227,681	$ 563,335	$ 2,869,341

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2003	2002 Restated	2001 Restated

Cash Flows From Operating Activities:
Net income (loss) from operations	$ 94,991	$ (41,797)	$ 74,292
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization (accretion) of discount and premiums	112,761	58,246	(7,185)
Amortization of DAC and VOBA	98,398	251,513	139,034
Depreciation and amortization	1,730	1,876	1,602
Non cash derivative activity	144,091	231,131	(36,010)
Net realized (gains) losses on investments	(134,085)	38,966	(14,630)
Net unrealized gains on trading investments	(63,573)	(111,740)	(112,802)
Net change in unrealized and undistributed losses in private equity limited partnerships	15,789	17,186	5,413
Interest credited to contractholder deposits	781,834	701,505	283,231
Deferred federal income taxes (benefits)	43,029	(44,316)	104,324
Cumulative effect of change in accounting principles, net of tax	7,547	-	(5,198)
Changes in assets and liabilities:
Deferred acquisition costs	(263,762)	(288,463)	(155,263)
Accrued investment income	(28,655)	(5,038)	1,481
Other assets	(11,709)	(59,560)	(46,425)
Future contract and policy benefits	(854)	25,584	(23,255)
Other, net	138,765	28,055	75,227
Net purchases of trading fixed maturities	(60,321)	(369,794)	(372,352)
Net cash provided by (used in) operating activities	875,976	433,354	(88,516)

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	13,004,400	11,137,476	2,905,931
Net cash from sale of subsidiary	1,500	3,331	-
Other invested assets	127,944	152,512	3,131
Mortgage loans	339,735	234,191	112,767
Real estate	14,275	6,036	10,009
Purchases of:
Available-for-sale fixed maturities	(13,414,490)	(12,867,827)
(2,322,734)

Subsidiaries	-	-	(4,965)
Other invested assets	(4,926)	(233,255)	(29,776)
Mortgage loans	(338,627)	(249,867)	(184,787)
Real estate	(16,153)	(3,634)	(16,284)
Changes in other investing activities, net	5,100	(8,109)	1,285
Net change in policy loans	(10,858)	(3,406)	(3,894)
Net change in short-term investments	153,355	(81,713)	8,782

Net cash (used in) provided by investing activities	$ (138,745)	$ (1,914,265)	$ 479,465

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2003	2002 Restated	2001 Restated

Cash Flows From Financing Activities:
Deposits to contractholder deposit funds	$ 2,461,677	$ 3,627,924	$ 2,010,861
Withdrawals from contractholder deposit funds	(3,411,004)	(3,116,836)	(2,366,475)
Issuance of long-term debt	-	460,000	-
Net change in securities lending	-	(1,152,861)	30,900
Dividends paid to stockholder	-	-	(15,000)
Additional capital contributed	-	100,000	-
Net cash used in financing activities	(949,327)	(81,773)	(339,714)

Net change in cash and cash equivalents	(212,096)	(1,562,684)	51,235

Cash and cash equivalents, beginning of year	725,550	2,288,234	390,056

Cash acquired from acquisition through merger of Keyport Life Insurance Company	-	-	1,846,943

Cash and cash equivalents, end of year	$ 513,454	$ 725,550	$ 2,288,234

Supplemental Cash Flow Information
Interest paid	$ 118,302	$ 107,358	$ 94,422

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) ("SLUS") was incorporated in 1970 as a life insurance company domiciled in the State of Delaware. On April 3, 2003, SLUS and its affiliate Keyport Life Insurance Company ("Keyport"), filed a Form D (Prior notice of Transaction) with the Division of Insurance Department of Business Regulation of the State of Rhode Island and filed similar documents with the Delaware Department of Insurance. Both filings sought regulatory approval for the merger of Keyport with and into SLUS. On December 31, 2003 at 5:00 p.m., SLUS and Keyport completed the merger. Pursuant to the Merger Agreement, Keyport merged with and into SLUS with SLUS as the surviving company ("the Company"). The Company is licensed and authorized to write all business that was previously written by Keyport and SLUS. The merger has no effect on the existing rights and benefits of policyholders or contractholders from either company. Both Keyport and SLUS were direct wholly-owned subsidiaries of Sun Life of Canada (U.S.) Holdings, Inc. ("SLC U.S. Holdings"), and indirect wholly-owned subsidiaries of Sun Life Financial Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934.

The following summarizes the results of operations and total assets as of and for the year ended December 31, 2003:
	Keyport	SLUS	Surviving Entity
Total revenues	$ 893,846	$ 625,903	$ 1,519,749
Total expenditures	764,596	624,426	1,389,022
Pretax income	129,250	1,477	130,727

Net income	$ 76,452	$ 18,539	$ 94,991

Total Assets	$ 21,084,746	$ 22,541,772	$ 43,626,518

The merger was accounted for under Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations." Under SFAS No. 141, transfers of net assets and exchanges of shares between entities under common control are recorded at their carrying amounts at the date of transfer. The financial statements of prior periods have been restated to give effect to the merger as of November 1, 2001, the date on which the companies came under common control.

The impact of the merger with Keyport (decreased) increased net income by $(22.6) million and $87.7 million for the years ended December 31, 2002 and 2001, respectively.

As of December 31, 2003, the Company was licensed in 49 states and certain other territories. In addition, the Company's wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York ("SLNY"), is licensed in New York. The Company and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual fixed and variable annuities, group fixed and variable annuities, group pension contracts, guaranteed investment contracts ("GICs"), group life, group disability and stop loss insurance, and other asset management services.

The Company is a wholly-owned subsidiary of SLC (U.S.) Holdings, which is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"). SLOC is a life insurance company domiciled in Canada, which reorganized from a mutual life insurance company to a stock life insurance company on March 22, 2000. As a result of the demutualization, a new holding company, SLF, is now the ultimate parent of SLOC and the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stockholder-owned life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries. As of December 31, 2003, the Company owned all of the outstanding shares of SLNY, Sun Benefit Services Company, Inc. ("SBSC"), Sun Capital Advisers, Inc. ("SCA"), Sun Life of Canada (U.S.) SPE 97-1, Inc. ("SPE 97-1), Sun Life of Canada (U.S.) Holdings General Partner LLC ("the General Partner"), Clarendon Insurance Agency, Inc. ("Clarendon"), and Independence Life and Annuity Company ("Independence Life"). The General Partner is the sole general partner in Sun Life of Canada (U.S.) Limited Partnership I ('the Partnership") and as a result, the Partnership is consolidated with the results of the Company.

SLNY is engaged in the sale of individual fixed and variable annuity contracts, variable universal life insurance, and group life, group disability insurance and stop loss contracts in its state of domicile, New York. SBSC became an inactive subsidiary 2002. SCA is a registered investment adviser. SPE 97-1 was organized for the purpose of engaging in activities incidental to securitizing mortgage loans. The General Partner is the sole general partner of the Partnership. The Partnership was established to purchase subordinated debentures issued by the Company's parent, SLC U.S. Holdings, and to issue Partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I, ("Capital Trust I"). Clarendon is a registered broker-dealer that acts as the general distributor of certain annuity and life insurance contracts issued by the Company and its affiliates. Independence Life is a life insurance company that sold variable and whole life insurance products.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, deferred policy acquisition costs ("DAC"), value of business acquired ("VOBA"), the liabilities for future contract and policyholder benefits and other than temporary impairments of investments. Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash and cash equivalents, fixed maturity investments, mortgage loans, equity securities, off balance sheet financial instruments, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments have maturities of three months or less when purchased and are considered cash equivalents for purposes of reporting cash flows.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

The Company accounts for its investments in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on intent as either held-to-maturity, trading or available-for-sale. In order for the security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost adjusted for amortization of premiums and accretion of discounts. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading. Trading securities are carried at aggregate fair value with changes in unrealized gains or losses reported as a component of net investment income. Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale. Available-for-sale securities are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

Fair values for publicly traded securities are obtained from external market quotations. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities repayment and liquidity characteristics. All security transactions are recorded on a trade date basis.

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company is unable to recover all amounts due under the contractual obligation of the security. Once an impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired security for additional impairment, if necessary. Other-than-temporary impairments are reported as a component of net realized investment gains (losses).

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses. Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties' value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Real estate investments are held for the production of income or held-for-sale. Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years. Real estate investments held-for-sale are primarily acquired through foreclosure of mortgage loans. The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure. Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance. Policy loans are collateralized by the related insurance policy and do not exceed the excess of the net cash surrender value of such policy.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Investments in private equity limited partnerships are accounted for on either the cost or equity method. The equity method of accounting is used for all partnerships in which the Company has an ownership interest in excess of 3%.

The Company uses derivative financial instruments including swaps and options as a means of hedging exposure to interest rate, currency and equity price risk. Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the specific cost identification method. When an impairment of a specific investment is determined to be other-than-temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When an investment is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such investments only when they are brought fully current with respect to principal and interest, have performed on a sustained basis for a reasonable period of time, and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and GICs, and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges and direct variable administrative expenses. This amortization is reviewed periodically and adjusted retrospectively when the Company revises the actual profits and its estimate of future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments.

DAC for each product is reviewed to determine if it is recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of DAC is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of DAC considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced.

DAC is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). DAC adjustments were $(79.2) million and $(39.9) million at December 31, 2003 and 2002, respectively.

VALUE OF BUSINESS ACQUIRED

VOBA represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition. This amount is amortized in proportion to the projected emergence of profits. Interest is accrued on the unamortized balance at the average interest crediting rate.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

VALUE OF BUSINESS ACQUIRED (CONTINUED)

VOBA is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). VOBA adjustments were $(27.5) million and $(32.9) million at December 31, 2003 and 2002, respectively.

GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the acquisition of Keyport on October 31, 2001 by SLC (U.S.) Holdings. Goodwill is accounted for in accordance with SFAS No. 142, "Goodwill and Other Intangible Assets." Effective January 1, 2002, goodwill is no longer amortized and is tested for impairment on an annual basis. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2003 and concluded that these assets are not impaired. The Company used the actuarial appraisal method, with assumptions and discount rates reflective of current market conditions and determined that the fair value of the Company was at least equal to the carrying value. The Company also compared the results of that valuation to a range of values based on historical multiples, and found them to be consistent with the results of the actuarial appraisal method. Goodwill is allocated to the Company's Wealth Management Segment.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Intangible assets and reinsurance receivables from reinsurance ceded are also included in other assets.

Intangible assets acquired primarily consist of state insurance licenses ($10.1 million) that are not subject to amortization. The remaining $2.0 million of intangible assets relate to product rights that have a weighted-average useful life of 7 years.

POLICY LIABILITIES AND ACCRUALS

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies and GICS. The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments and withdrawals. The liability is before the deduction of any applicable surrender charges.

Other policy liabilities include liabilities for policy and contract claims. These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

Future contract and policy benefits are liabilities for traditional life, health and stop loss products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency. The assumptions used are based upon the Company's experience and industry standards.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered revenue when due. Premiums related to group life, stop loss and group disability insurance are recognized as revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Other than DAC, benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and spread income recognition over expected policy lives. For universal life-type and investment-type contracts, expenses include interest credited to policyholders' accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

INCOME TAXES

For the 2003 tax year, as in prior years, SLUS will participate in the consolidated federal income tax return with Sun Life of Canada - US Operations Holdings, Inc. ("SLOC U.S. Operations Holdings") and other affiliates. For 2003, Keyport will continue to file a separate consolidated return with its affiliate, Independence Life. Effective for the tax year 2004, the combined entity will participate in the consolidated federal income tax return with SLOC U.S. Operations Holdings. Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, "Accounting for Income Taxes." These differences primarily result from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing for variable benefits. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts. Investment income and changes in mutual fund asset values are allocated to policyholders; and therefore do not affect the operating results of the Company. Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder. The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.

RECLASSIFICATIONS

Certain amounts in the prior years' financial statements have been reclassified to conform to the 2003 presentation.

NEW ACCOUNTING PRONOUNCEMENTS

Effective December 31, 2003, the Company adopted the disclosure requirements of Emerging Issues Task Force ("EITF") Issue No. 03-01, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments". Under the consensus, disclosures are required for unrealized losses on fixed maturity and equity securities accounted for under SFAS No. 115, "Accounting for Certain Investment in Debt and Equity Securities," that are classified as either available-for-sale or held-to-maturity.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

The disclosure requirements include quantitative information regarding the aggregate amount of unrealized losses and the associated fair value of the investments in an unrealized loss position, segregated into time periods for which the investments have been in an unrealized loss position. The consensus also requires certain qualitative disclosures about the unrealized holdings in order to provide additional information that the Company considered in concluding that the unrealized losses were not other-than-temporary. For further discussion, see disclosures in Note 4.

In June 2003, the Financial Accounting Standards Board ("FASB") issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." SFAS No. 149 is intended to result in more consistent reporting of contracts as either freestanding derivative instruments subject to SFAS No. 133 in its entirety, or as hybrid instruments with debt host contracts and embedded derivative features. SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003 and hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 did not have a material effect on the Company's financial position or results of operations.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 requires certain financial instruments that embody obligations of the issuer and have characteristics of both liabilities and equity to be classified as liabilities. SFAS No. 150 was effective July 1, 2003 for the Company. The adoption of SFAS No. 150 did not have a material effect on the Company's financial position or results of operations.

In April 2003, the FASB issued guidance in Statement 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor of Those Instruments" ("DIG B36"), that addresses the instances in which bifurcation of an instrument into a debt host contract and an embedded derivative is required. The effective date of DIG B36 was October 1, 2003. The adoption of DIG B36 did not have a material effect on the Company's financial position or results of operations.

On March 14, 2003, the American Institute of Certified Public Accountants ("AICPA") issued a proposed Statement of Position ("SOP"), "Accounting by Insurance Enterprises for Deferred Acquisition Costs on Internal Replacements other than those specifically described in FASB Statement No. 97." This proposed SOP provides guidance on accounting by insurance companies for DAC on internal replacements other than those specifically described in FASB Statement No. 97. This proposed SOP is effective for fiscal years beginning after December 15, 2004. The Company is in the process of evaluating the provision of this proposed SOP and its impact to the Company's financial position and results of operations.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN No. 46"). In December 2003, the FASB issued a revised version of FIN 46 ("FIN 46R"), which incorporates a number of modifications and changes made to the original version. FIN 46R replaces the previously issued FIN No. 46 and, subject to certain special provisions, is effective no later than the first reporting period that ends after December 15, 2003 for entities considered to be special-purpose entities and no later than the end of the first reporting period that ends after March 15, 2004 for all other VIE's. Early adoption is permitted. The Company adopted FIN No. 46 and FIN 46R in the fourth quarter of 2003. Implementation of FIN No. 46 and FIN 46R resulted in the consolidation of two variable interest entities ("VIE's") and increased total consolidated assets by $67.8 million at December 31, 2003. As required by FIN No. 46 and FIN 46R, the difference between the carrying amount of the assets and the fair value of the VIE's resulted in a cumulative effect of change in accounting principles, net of tax, of $7.5 million as of the date of adoption.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

The Company is not the primary beneficiary in any VIEs other than the two entities that were discussed above. The Company does have a greater than or equal to 21% involvement in 11 VIEs at December 31, 2003. The Company is a creditor in 8 trusts, 2 limited liability companies and one special purpose entity that were used to finance commercial mortgages, franchise receivables, auto receivables and equipment used in utility generation. The Company's maximum exposure to loss related to all of these VIEs is the investments' carrying value, which was $42.1 million at December 31, 2003. The notes mature between June 2004 and December 2035. See Note 4 for additional information with respect to leveraged leases.

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others" ("FIN No. 45"). FIN No. 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures for others. Disclosure requirements under FIN No. 45 are effective for financial statements of annual periods ending after December 15, 2002 and are applicable to all guarantees issued by the guarantor subject to the provisions of FIN No. 45. The initial recognition and measurement provisions of FIN No. 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. Adoption of FIN No. 45 did not have a material impact on the Company.

In July 2002, the AICPA issued Statement of Position 03-1 ("SOP 03-1"), "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." SOP 03-1 provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts. SOP 03-1 is effective for financial statements for fiscal years beginning after December 15, 2003. The Company is in the process of evaluating the provisions of SOP 03-1 and its impact on the Company's financial position or results of operations.

In July 2001, the FASB issued SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." These statements changed the accounting for business combinations and goodwill in two significant ways. First, SFAS No. 141 requires that the purchase method of accounting be used for all business combinations completed after June 30, 2001. Use of the pooling-of-interests method is prohibited. Second, SFAS No. 142 changed the accounting for goodwill from an amortization method to an impairment-only approach. Thus, amortization of goodwill, including goodwill recorded in past business combinations, ceased upon the Company's adoption of SFAS No. 142, which was January 1, 2002. Adopting SFAS No. 141 and SFAS No. 142 did not have a material impact on the Company.

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities including fair value hedges and cash flow hedges. All derivatives, whether designated in hedging relationships or not, will be required to be recorded on the balance sheet at fair value. For a derivative that does not qualify as a hedge, changes in fair value are recognized in earnings.

The Company applied SFAS No. 133, as amended by SFAS No. 137 and SFAS No. 138, on January 1, 2001. As a result, the Company recorded as a change in accounting principle in the accompanying consolidated statements of income, a cumulative transition adjustment of $5.2 million, net of tax, that increased earnings relating to embedded derivatives. Prior to the adoption of SFAS No. 133, the Company had been recognizing changes in fair value of derivatives in earnings; however, embedded derivatives in insurance contracts had not been accounted for separately.

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

On April 2, 2003, the Company and its affiliate, Keyport, filed a Form D (Prior Notice of a Transaction) with the Division of Insurance, Department of Business Regulation of Rhode Island. On April 3, 2003, the Company and Keyport filed similar documents with the Delaware Department of Insurance.  Both filings sought regulatory approval for a contemplated merger of Keyport with and into the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

2. MERGERS, ACQUISITIONS AND DISPOSITIONS (CONTINUED)

The Company is, and Keyport was, a direct wholly-owned subsidiary of SLC (U.S.) Holdings and indirect wholly-owned subsidiaries of SLF. The boards of directors of both the Company and Keyport voted to approve the merger at their meetings on April 24, 2003. Regulatory approval from the States of Rhode Island and Delaware was received on June 11, 2003 and July 21, 2003, respectively.  The merger occurred as planned on December 31, 2003, with the Company as the surviving entity. The merger had no effect on the existing rights and benefits of policyholders or contract holders from either company.

On December 31, 2003, Clarendon merged with an affiliate, Keyport Financial Services Corp. ("KFSC"), with Clarendon as the surviving entity.  KFSC was a wholly-owned subsidiary of Keyport.

On November 18, 2003, the Company sold its interest in its' wholly-owned subsidiary, Vision Financial Corporation ("Vision"), for $1.5 million.  A loss of approximately $1.0 million was realized on this transaction.

On April 1, 2003, Sun Life Financial Services Limited ("SLFSL"), a wholly-owned subsidiary of the Company, ceased operations and SLFSL was liquidated during the fourth quarter of 2003.  SLFSL served as marketing administrator for the distribution of offshore products offered by SLOC, an affiliate.

On October 31, 2001, SLC (U.S.) Holdings acquired Keyport and its subsidiaries for approximately $1.7 billion in cash.  As part of the acquisition, Sun Life Financial (U.S.) Holdings, Inc. ("SLF (U.S.) Holdings"), another indirect subsidiary of SLOC, acquired Independent Financial Marketing Group, Inc. ("IFMG").  The acquisition of Keyport and IFMG complemented SLF's product array and distribution capabilities and advanced SLF toward its strategic goal of reaching a top ten position in certain target product markets in North America.

This acquisition was accounted for using the purchase method under SFAS No. 141, "Business Combinations."  Under the purchase method of accounting, the assets acquired and liabilities assumed are recorded at estimated fair value on the date of acquisition.  The following summarizes the estimated fair values of the assets acquired and the liabilities assumed as of November 1, 2001:

Assets:

Fixed-maturity securities

$ 10,609,150

Equity securities

35,313

Mortgage loans

7,216

Policy loans

631,916

Value of business acquired

105,400

Goodwill

714,755

Intangible assets

12,100

Deferred taxes

217,633

Other invested assets

363,586

Cash and cash equivalents

1,846,887

Other assets acquired

465,152

Separate account assets

3,941,527

Total assets acquired

$ 18,950,635

Liabilities:

Policy liabilities

$ 12,052,071

Other liabilities

1,262,045

Separate accounts

3,930,042

Total liabilities assumed

$ 17,244,158

Net assets acquired

$ 1,706,477

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

2. MERGERS, ACQUISITIONS AND DISPOSITIONS (CONTINUED)

In 2002, the Company completed its valuation of certain assets acquired and liabilities assumed.  The revisions decreased goodwill by $9.6 million, increased the deferred tax assets by $54.9 million, increased policy liabilities by $13.0 million, increased other liabilities by $13.7 million and reduced investments and other assets by $12.8 million and $5.8 million, respectively.

On December 18, 2002, the Company sold its interest in its wholly-owned subsidiary, Sun Life of Canada (U.S.) Distributors, Inc. ("SLD") to another affiliate, SLF (U.S.) Holdings, for $10.5 million.  No gain or loss was realized on this transaction.  Effective January 1, 2003, SLD changed its name to MFS/Sun Life Financial Distributors, Inc. ("MFSLF") and thereafter Massachusetts Financial Services Company ("MFS"), an affiliate of the Company, acquired a 50% ownership interest in MFSLF.  Total net income of SLD for the years ended December 31, 2002 and 2001 was $4.9 million and $10.2 million, respectively.

On October 9, 2002, SLNY, a wholly-owned subsidiary of the Company, and Keyport Benefit Life Insurance Company ("KBL"), which was a wholly-owned subsidiary of Keyport, filed an Agreement and Plan of Merger ("Merger Agreement") with the New York State Insurance Department.  On December 31, 2002 at 5:00 p.m., SLNY and KBL completed the merger.  Pursuant to the Merger Agreement, KBL merged with and into SLNY, with SLNY as the surviving entity.  The merger had no effect on the existing rights and benefits of policyholders or contract holders from either company.  Keyport, KBL, the Company, and SLNY are, and at all times relevant to the merger were, indirectly wholly-owned subsidiaries of SLOC.

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

In 2003, the Company sold a $100 million note from MFS, an affiliate, to another affiliate, Sun Life (Hungary) Group Financing Limited Liability Company ("Sun Life (Hungary) LLC"), for approximately $109.1 million.  The note was included in fixed maturities available-for-sale at December 31, 2002.  The note was sold at a gain of $9.1 million.

The Company and its subsidiaries have management services agreements with SLOC which provide that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $73.3 million in 2003, $64.4 million in 2002, and $42.9 million in 2001.

The Company has an administrative services agreement with Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which MFS serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with the variable annuity contracts issued by the Company.  Amounts received under this agreement amounted to approximately $21.3 million, $24.0 million and $13.8 million for the years ended December 31, 2003, 2002 and 2001, respectively.

The Company leases office space to SLOC under lease agreements with terms expiring in September 2005 and options to extend the terms for each of twelve successive five year terms at fair market value of the fixed rent for the term, which is ending.  Rent received by the Company under the leases amounted to approximately $11.8 million, $11.7 million, and $8.8 million in 2003, 2002 and 2001, respectively.  Rental income is reported as a component of net investment income.

As more fully described in Note 7, the Company has been involved in several reinsurance transactions with SLOC.

The Company did not make any dividend payments in 2003 or 2002. In 2001, the Company declared and paid dividends in the amount of  $15 million to its parent, SLC (U.S.) Holdings.

On September 24, 2002, the Company received a $100 million capital contribution from its parent, SLC (U.S.) Holdings.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

On July 25, 2002, the Company issued a $380 million promissory note at 5.76% and an $80 million promissory note at 5.71%, both maturing June 30, 2012 to an affiliate, Sun Life (Hungary) LTD.  The Company pays interest semi-annually to Sun Life (Hungary) LTD. Total interest paid was $26.5 million and $11.5 million for the years ended December 31, 2003 and 2002, respectively.  The proceeds of the notes were used to purchase fixed rate government and corporate bonds.

Effective January 2002, essentially all United States employees of SLOC became employees of the Company.   As a result, the Company has assumed most of the salaries and benefits previously incurred by SLOC in the United States. In accordance with a management service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $152.2 and $135.1 million for the years ended December 31, 2003 and 2002, respectively.

Management believes inter-company revenues and expenses are calculated on a reasonable basis, however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a standalone basis.

At December 31, 2003 and 2002, the Company had $565 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc., an affiliate of the Company.  The Company expensed $43.3 million for interest on these surplus notes for each of the years ended December 31, 2003, 2002 and 2001, respectively.

During 2003, the Company purchased $80 million in promissory notes from MFS.  These promissory notes are included with fixed maturities available-for-sale in the financial statements.  The interest rates on these notes range from 2.988% to 3.512% and the terms are from 3-5 years.  Interest earned as of December 31, 2003 was $0.6 million.

During 2003, the Company paid $14.6 million in commission fees to MFSLF.

During 2003, 2002 and 2001, the Company paid $64.5 million, $79.4 million and $11.8 million, respectively, in commission fees to IFMG.

The following table lists the details of notes due to affiliates at December 31, 2003 (in 000's):

Type

Principal

Maturity

Rate

Surplus

$ 150,000

12/15/27

6.150%

Surplus

150,000

12/15/15

7.250%

Surplus

7,500

12/15/15

6.125%

Surplus

7,500

12/15/27

6.150%

Promissory

80,000

06/30/12

5.710%

Promissory

380,000

06/30/12

5.760%

Surplus

250,000

11/06/27

8.625%

$1,025,000

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of fixed maturities was as follows:

December 31, 2003

Gross

Gross

Estimated

Amortized

Unrealized

Unrealized

Fair

Cost

Gains

Losses

Value

Available-for-sale fixed maturities:

 Asset Backed and Mortgage Backed Securities

$ 5,251,364

$ 116,712

$ (71,242)

$ 5,296,834

 Foreign Government & Agency Securities

82,774

13,696

(47)

96,423

 States & Political Subdivisions

1,693

87

-

1,780

 U.S. Treasury & Agency Securities

685,075

13,343

(8,316)

690,102

 Subordinated notes from affiliate

80,000

-

(934)

79,066

Corporate securities:

 Basic Industry

497,699

25,760

(5,877)

517,582

 Capital Goods

600,303

45,999

(1,477)

644,825

 Communications

1,214,136

54,673

(7,378)

1,261,431

 Consumer Cyclical

1,156,471

66,259

(3,973)

1,218,757

 Consumer Noncyclical

551,144

39,761

(719)

590,186

 Energy

568,786

33,235

(2,573)

599,448

 Finance

2,896,392

120,219

(15,662)

3,000,949

 Industrial Other

414,828

15,723

(2,768)

427,783

 Technology

79,775

3,235

-

83,010

 Transportation

579,351

29,589

(15,540)

593,400

 Utilities

1,678,450

90,491

(12,103)

1,756,838

Total Corporate

10,237,335

524,944

(68,070)

10,694,209

Total available-for-sale fixed maturities

$ 16,338,241

$ 668,782

$ (148,609)

$ 16,858,414

Trading fixed maturities:

 Asset Backed and Mortgage Backed Securities

$ 96,189

$ 5,773

$ (227)

$ 101,735

 Foreign Government & Agency Securities

5,227

893

(14)

6,106

Corporate securities:

 Basic Industry

67,321

7,696

(7)

75,010

 Capital Goods

83,797

8,634

-

92,431

 Communications

170,219

15,478

(222)

185,475

 Consumer Cyclical

167,633

14,226

(609)

181,250

 Consumer Noncyclical

40,623

1,065

(419)

41,269

 Energy

80,957

6,478

(276)

87,159

 Finance

323,412

27,219

(455)

350,176

 Industrial Other

57,925

5,918

(62)

63,781

 Technology

3,804

310

-

4,114

 Transportation

76,614

6,112

(7,505)

75,221

 Utilities

260,933

14,873

(11,914)

263,892

Total Corporate

1,333,238

108,009

(21,469)

1,419,778

Total trading fixed maturities

$ 1,434,654

$ 114,675

$ (21,710)

$ 1,527,619

Held-to-maturity fixed maturities:

Sun Life of Canada (U.S.) Holdings, Inc.,

8.526% subordinated debt, due 2027

$ 600,000

$ 99,069

$ -

$ 699,069

Total held-to-maturity fixed maturities

$ 600,000

$ 99,069

$ -

$ 699,069

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

December 31, 2002 -Restated

Gross

Gross

Estimated

Amortized

Unrealized

Unrealized

Fair

Cost

Gains

Losses

Value

Available-for-sale fixed maturities:

 Asset Backed and Mortgage Backed Securities

$ 5,515,743

$ 172,928

$ (83,406)

$ 5,605,265

 Foreign Government & Agency Securities

113,149

14,574

(8)

127,715

 States & Political Subdivisions

2,149

111

-

2,260

 U.S. Treasury & Agency Securities

901,574

26,667

(1,237)

927,004

Corporate securities:

 Basic Industry

415,226

27,157

(1,234)

441,149

 Capital Goods

466,926

36,641

(1,614)

501,953

 Communications

872,633

47,640

(13,601)

906,672

 Consumer Cyclical

855,133

48,655

(5,013)

898,775

 Consumer Noncyclical

541,147

36,729

(6,467)

571,409

 Energy

607,540

35,836

(13,810)

629,566

 Finance

3,250,631

135,735

(26,680)

3,359,686

 Industrial Other

206,187

16,459

(337)

222,309

 Technology

71,076

2,089

(702)

72,463

 Transportation

640,459

31,882

(39,044)

633,297

 Utilities

1,495,240

75,145

(46,888)

1,523,497

Total Corporate

9,422,198

493,968

(155,390)

9,760,776

Total available-for-sale fixed maturities

$ 15,954,813

$ 708,248

$ (240,041)

$ 16,423,020

Trading fixed maturities:

 Asset Backed and Mortgage Backed Securities

$ 87,470

$ 8,017

$ -

$ 95,487

 Foreign Government & Agency Securities

4,568

1,012

-

5,580

 U.S. Treasury & Agency Securities

23,491

423

-

23,914

Corporate securities:

 Basic Industry

59,201

6,283

(297)

65,187

 Capital Goods

56,432

5,255

(1,600)

60,087

 Communications

120,120

10,688

(620)

130,188

 Consumer Cyclical

146,174

12,244

(207)

158,211

 Consumer Noncyclical

25,106

675

(2,951)

22,830

 Energy

90,471

7,428

(3,405)

94,494

 Finance

351,478

27,364

(688)

378,154

 Industrial Other

64,185

5,606

(119)

69,672

 Technology

3,805

-

(155)

3,650

 Transportation

80,555

6,481

(10,711)

76,325

 Utilities

241,913

10,081

(30,948)

221,046

Total Corporate

1,239,440

92,105

(51,701)

1,279,844

Total trading fixed maturities

$ 1,354,969

$ 101,557

$ (51,701)

$ 1,404,825

Held-to-maturity fixed maturities:

Sun Life of Canada (U.S.) Holdings, Inc.,

8.526% subordinated debt, due 2027

$ 600,000

$ 16,520

$ -

$ 616,520

Total held-to-maturity fixed maturities

$ 600,000

$ 16,520

$ -

$ 616,520

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below.  Actual maturities may differ from contractual maturities on asset-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers.

December 31, 2003

 Amortized
Cost

 Estimated
Fair Value

Maturities of available-for-sale fixed securities:

Due in one year or less

$ 601,359

$ 610,303

Due after one year through five years

3,840,803

4,001,500

Due after five years through ten years

4,158,360

4,353,913

Due after ten years

2,486,355

2,595,864

Subtotal - Maturities available-for-sale

11,086,877

11,561,580

Asset-backed securities

5,251,364

5,296,834

Total Available-for-sale

$ 16,338,241

$ 16,858,414

Maturities of trading fixed securities:

Due in one year or less

$ 18,998

$ 19,220

Due after one year through five years

534,603

569,548

Due after five years through ten years

503,320

535,579

Due after ten years

281,544

301,538

Subtotal - Maturities of trading

1,338,465

1,425,885

Asset-backed securities

96,189

101,734

Total Trading

$ 1,434,654

$ 1,527,619

Maturities of held-to-maturity fixed securities:

Due after ten years

$ 600,000

$ 699,069

Gross gains of $196.4 million, $163.4 million and $28.2 million and gross losses of $44.9 million, $134.9 million and $16.6 were realized on the voluntary sale of fixed maturities for the years ended December 31, 2003, 2002 and 2001, respectively.

Fixed maturities with an amortized cost of approximately $18.6 million and $18.6 million at December 31, 2003 and 2002, respectively, were on deposit with federal and state governmental authorities as required by law.

At December 31, 2003, the Company has unfunded commitments of approximately $126.2 million with respect to the funding of limited partnerships.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

As of December 31, 2003 and 2002, 93.7% and 95.1%, respectively, of the Company's fixed maturities were investment grade.  Investment grade securities are those that are rated "BBB" or better by nationally recognized rating agencies.  During 2003, 2002 and 2001, the Company incurred realized losses totaling $58.1 million, $94.4 million and $5.5 million, respectively, for other-than-temporary impairment of value of some of its fixed maturities after determining that not all of the unrealized losses were temporary in nature.

During 2003, 2002 and 2001, $6.6 million, $1.6 million and $9.7 million, respectively, of the losses recorded in prior years were recovered through dispositions and are included in realized gains.  The Company has stopped accruing income on several of its holdings for issuers that are in default.  The termination of accrual accounting on these holdings reduced income by $10.1 million, $2.5 million and $0.4 million during 2003, 2002 and 2001, respectively.

The following table provides the fair value and gross unrealized losses of the Company's investments, which were deemed to be temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized loss position, at December 31, 2003:

Less Than Twelve Months

Twelve Months Or More

Total

Corporate Securities

 Fair
Value

Gross Unrealized Losses

Fair Value

Gross Unrealized Losses

 Fair
Value

Gross Unrealized Losses

Basic Industry

$ 82,585

$ (5,877)

$ -

$ -

$ 82,585

$ (5,877)

Capital Goods

43,154

(1,283)

8,887

(194)

52,041

(1,477)

Communications

242,224

(6,548)

16,271

(830)

258,495

(7,378)

Consumer Cyclical

131,401

(2,725)

13,538

(1,248)

144,939

(3,973)

Consumer Noncyclical

59,880

(634)

4,775

(85)

64,655

(719)

Energy

66,595

(2,256)

7,746

(317)

74,341

(2,573)

Finance

386,695

(11,054)

209,576

(4,608)

596,271

(15,662)

Industrial Other

103,548

(1,880)

49,210

(888)

152,758

(2,768)

Transportation

83,546

(4,451)

84,352

(11,089)

167,898

(15,540)

Utilities

360,785

(10,218)

33,224

(1,885)

394,009

(12,103)

Total Corporate

1,560,413

(46,926)

427,579

(21,144)

1,987,992

(68,070)

Non-Corporate

Asset Backed and Mortgage Backed Securities

1,121,105

(25,516)

287,666

(45,726)

1,408,771

(71,242)

Foreign Government & Agency Securities

3,850

(47)

-

-

3,850

(47)

U.S. Treasury & Agency Securities

222,365

(8,105)

9,735

(211)

232,100

(8,316)

Subordinated note from affiliate

79,066

(934)

-

-

79,066

(934)

Total Non-Corporate

1,426,386

(34,602)

297,401

(45,937)

1,723,787

(80,539)

Grand Total

$2,986,799

$ (81,528)

$ 724,980

$ (67,081)

$3,711,779

$ (148,609)

The Company has a comprehensive process in place to identify potential problem securities that could have an impairment that is other-than-temporary. At the end of each quarter, all securities with a market value below 80% of amortized cost for more than six months are reviewed.  An analysis is undertaken to determine whether this decline in market value is other-than-temporary. The Company's process focuses on issuer operating performance and overall industry and market conditions.  Any deterioration in operating performance is assessed relative to the impact on financial ratios including leverage and coverage measures specific to an industry and relative to any investment covenants.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

The Company's analysis also assesses each issuer's ability to service its debts in a timely fashion, the length of time the security has been trading below 80% of amortized cost, rating agency actions, and any other key developments. The Company has a Credit Committee that includes members from the Investment, Finance and Actuarial functions.  The committee meets and reviews the results of the Company's impairment analysis on a quarterly basis.

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2003 (not in thousands):

Number of Securities Less Than Twelve Months

Number of Securities Twelve Months Or More

Total Number of Securities

Corporate Securities

Basic Industry

22

-

22

Capital Goods

10

4

14

Communications

58

3

61

Consumer Cyclical

21

4

25

Consumer Noncyclical

23

1

24

Energy

20

1

21

Finance

84

31

115

Industrial Other

13

3

16

Transportation

28

36

64

Utilities

72

11

83

Total Corporate

351

94

445

Non-Corporate

Asset Backed and Mortgage Backed Securities

279

100

379

Foreign Government & Agency Securities

7

-

7

U.S. Treasury & Agency Securities

19

3

22

Subordinated note from affiliate

1

-

1

Total Non-Corporate

306

103

409

Grand Total

657

197

854

Mortgage Loans and Real Estate

The Company invests in commercial first mortgage loans and real estate throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties' value at the time that the original loan is made. Real estate investments classified as held-for-sale have been obtained primarily through foreclosure.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE

The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:

December 31,

2003

2002 -Restated

Total mortgage loans

$ 972,102

$ 948,529

Real estate:

Held-for-sale

628

-

Held for production of income

83,793

79,783

Total real estate

$ 84,421

$ 79,783

Real estate held for the production of income primarily consists of the Company's office park located in Wellesley Hills, Massachusetts. Accumulated depreciation on real estate was $16.3 million and $17.9 million at December 31, 2003 and 2002, respectively.

The Company monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, values are impaired or values are impaired but mortgages are performing, appropriate allowances for losses have been made.  The Company has restructured mortgage loans, impaired mortgage loans and impaired but performing mortgage loans totaling $19.5 million and $9.0 million at December 31, 2003 and 2002, respectively, against which there are allowances for losses of $6.4 million and $7.1 million, respectively.  The investment valuation allowances were as follows:

Balance at

Balance at

January 1,

Additions

Subtractions

December 31,

2003

Mortgage loans

$ 7,098

$ 200

$ (933)

$ 6,365

2002 - Restated

Mortgage loans

$ 7,140

$ 484

$ (526)

$ 7,098

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

2003

 2002
Restated

Property Type:

Office building

$ 428,312

$ 389,125

Residential

27,427

35,467

Retail

356,080

358,939

Industrial/warehouse

181,195

219,467

Other

69,874

32,412

Valuation allowances

(6,365)

(7,098)

Total

$ 1,056,523

$ 1,028,312

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4.   INVESTMENTS (CONTINUED)

2003

 2002
Restated

Geographic region:

Arizona

$ 32,083

$ 20,433

California

77,832

81,351

Colorado

15,015

7,324

Connecticut

34,177

26,418

Delaware

13,025

15,266

Florida

86,922

39,958

Georgia

39,681

68,686

Indiana

17,962

15,131

Kentucky

7,224

17,555

Louisiana

23,578

18,652

Maryland

42,934

19,318

Massachusetts

135,722

123,436

Michigan

21,614

41,537

Minnesota

6,539

8,578

Missouri

11,250

5,676

Nevada

6,980

4,581

New Jersey

21,482

16,333

New York

121,069

119,251

North Carolina

30,362

36,318

Ohio

46,478

50,884

Oregon

5,225

5,415

Pennsylvania

85,474

116,826

Tennessee

19,388

12,414

Texas

34,342

24,698

Utah

20,921

18,561

Virginia

17,466

25,593

Washington

59,441

60,844

All other

28,702

34,373

Valuation allowances

(6,365)

(7,098)

Total

$ 1,056,523

$ 1,028,312

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

At December 31, 2003, scheduled mortgage loan maturities were as follows:

2003

$ 26,169

2004

40,226

2005

18,320

2006

93,852

2007

53,604

Thereafter

739,931

Total

$ 972,102

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made commitments of mortgage loans on real estate and other loans into the future. The outstanding commitments for these mortgages amounted to $126.8 million and $92.2 million at December 31, 2003 and 2002, respectively.

During 2003 and 2002, the Company sold commercial mortgage loans in securitization transactions. The Company did not sell any commercial mortgage loans in securitization transactions during 2001.  The mortgages were sold to qualified special purpose entities that were established for the purpose of purchasing the assets and issuing trust certificates.  In these transactions, the Company retained investment tranches as well as servicing rights, which are considered available for sale securities.  The securitizations are structured so that investors have no recourse to the Company's other assets for failure of debtors to pay when due.  The value of the Company's retained interest is subject to credit and interest rate risk on the transferred financial assets.  The Company recognized pretax gains of $24.6 million and $4.5 million for its 2003 and 2002 securitization transactions, respectively.

Key economic assumptions used in measuring the retained interest at the date of securitization resulting from securitizations completed during the year ended December 31, 2003 were as follows:

Class C

Class D

Class E

Prepayment speed

0

0

0

Weighted average life in years

14.123

14.63

14.84

Expected credit losses

0

0

0

Residual cash flows discount rate

5.65

5.77

5.92

Treasury rate interpolated for average life

4.37

4.39

4.40

Spread over treasuries

1.28%

1.38%

1.52%

Duration in years

20.46

20.55

20.66

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions were as follows:

Commercial Mortgages

Class C

Class D

Class E

Amortized cost of retained

Interests

$ 10,640

$ 2,399

$ 2,437

Fair value of retained interests

12,049

2,717

2,761

Weighted average life in years

20.55

20.55

20.66

Expected Credit Losses

Fair value of retained interest as a result of a .20% of adverse change

12,038

2,713

2,757

Fair value of retained interest as a result of a .30% of adverse change

12,030

2,711

2,754

Residual Cash flows Discount Rate

Fair value of retained interest as a result of a 10% of adverse change

11,563

2,605

2,648

Fair value of retained interest as a result of a 20% of adverse change

11,102

2,499

2,540

The outstanding principal amount of the securitized commercial mortgage loans was $435.3 million at December 31, 2003, none of which were 60 days or more past due.  There were no net credit losses incurred relating to the securitized commercial mortgage loans at the dates of securitization and at December 31, 2003.

Key economic assumptions used in measuring the retained interests at the dates of securitizations completed during the year ended December 31, 2002 were as follows:

Class AA

Class A

Class BBB

Prepayment speed

0

0

0

Weighted average life in years

6.532

6.843

8.417

Expected credit losses

0

0

0

Residual cash flows discount rate

6.06%

6.51%

7.56%

Treasury rate interpolated for average life

4.57%

4.60%

4.68%

Spread over treasuries

1.49%

1.91%

2.88%

Duration in years

5.22

5.263

6.013

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2002 were as follows:

Commercial Mortgages

Class AA

Class A

Class BBB

Amortized cost of retained

Interests

$ 2,702

$ 1,291

$ 1,841

Fair value of retained interests

3,009

1,437

2,044

Weighted average life in years

5.49

5.78

7.31

Expected Credit Losses

Fair value of retained interest as a result of a .20% of adverse change

2,892

1,415

1,955

Fair value of retained interest as a result of a .30% of adverse change

2,891

1,414

1,846

Residual Cash flows Discount Rate

Fair value of retained interest as a result of a 10% of adverse change

2,838

1,389

1,973

Fair value of retained interest as a result of a 20% of adverse change

2,783

1,362

1,932

The outstanding principal amount of the securitized commercial mortgage loans was $270.0 million at December 31, 2003, none of which were 60 days or more past due.  There were no net credit losses incurred relating to the securitized commercial mortgage loans at the date of securitization and at December 31, 2003.

Securities Lending

The Company has a securities lending program operated on its behalf by the Company's two primary custodians, JP Morgan Chase and Citibank, N.A., both located in New York. The custodians have indemnified the Company against losses arising from these programs. At December 31, 2003, the Company had securities out on loan of approximately $80.0 million.  There were no securities on loan at December 31, 2002.  The income resulting from these programs was $1.4 million, $1.7 million, and $0.1 million for the years ended December 31, 2003, 2002 and 2001, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

Leveraged Leases

The Company is a lessor in a leverage lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased for a term of 9.78 years.  During 2001, the lease term was extended until 2010.  The Company's equity investment in this VIE represented 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company. At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment.  Leveraged leases are included as a part of other invested assets.  The Company's net investment in leveraged leases is composed of the following elements:

Year ended December 31,

2003

2002

Lease contract receivable

$ 44,149

$ 56,760

Less: non-recourse debt

(10,874)

(23,485)

Net Receivable

33,275

33,275

Estimated value of leased assets

21,420

21,420

Less: unearned and deferred income

(14,790)

(17,323)

Investment in leveraged leases

39,905

37,372

Less: fees

(162)

(187)

Net investment in leveraged leases

$ 39,743

$ 37,185

Derivatives

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements.  Interest rate swap agreements are agreements to exchange with a counterparty interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party.  A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income (loss). Because the underlying principal is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged.   The fair value of swap agreements are included with derivative instruments (positive position) or other liabilities (negative position) in the accompanying balance sheet.

The Company utilizes put options on the S&P 500 Index to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death benefit features of the Company's variable annuities.  The Company also purchases call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts.  Options are carried at fair value and are included with other invested assets in the accompanying balance sheet.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

The Company issues annuity contracts and GICS that contain a derivative instrument that is "embedded" in the contract.  Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract or GIC contract) and is carried at fair value.

From the second quarter in 2000 until the second quarter in 2002, the Company marketed GICS to unrelated third parties.  Each deal is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps.  The combination of these swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

The Company does not employ hedge accounting.  The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133, "Accounting for Derivative Instruments," is not justified.  As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.

Net derivative income (loss) consisted of the following:

Year Ended December 31

2003

 2002
Restated

 2001
Restated

Net expense on swap agreements

$ (87,721)

$ (74,699)

$ (23,493)

Change in fair value of swap agreements (interest rate, currency, and equity)

197,506

(159,093)

5,869

Change in fair value of options, futures and embedded derivatives

(312,985)

74,507

7,568

Total derivative losses

$ (203,200)

$ (159,285)

$ (10,056)

The Company is required to pledge and receive collateral for open derivative contracts.  The amount of collateral required is determined by agreed upon thresholds with the counter-parties.  The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement.  At December 31, 2003 and 2002, $59.5 million and $114.8 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

The Company's underlying notional or principal amounts associated with open derivatives positions were as follows:

 Outstanding at
December 31, 2003

Notional

Fair Value

Principal

Asset (Liability)

Amounts

Interest rate swaps

$

5,892,626

$ (229,925)

Currency swaps

805,211

238,212

Equity swaps

1,544,152

20,265

S&P 500 index call options

1,668,813

57,573

S&P 500 index put options

1,313,855

65,640

Total

$

11,224,657

$ 151,765

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

 Outstanding at
December 31, 2002 -Restated

Notional Principal Amounts

 Fair Value
Asset (Liability)

Interest rate swaps

$

4,481,776

$ (387,773)

Currency swaps

761,424

97,398

Equity swaps

1,396,116

61,374

S&P 500 index call options

976,759

24,753

S&P 500 index put options

1,153,168

213,174

Total

$

8,769,243

$ 8,926

5. NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains (losses) consisted of the following for the years ended December 31:

2003

 2002
Restated

 2001
Restated

Fixed maturities

$ 159,474

$ 38,814

$ 21,891

Equity securities

(1,465)

2,378

-

Mortgage and other loans

25,528

4,648

(2,557)

Real estate

3,862

514

1,150

Short term investments

-

2

196

Other invested assets

4,800

8,815

-

Other than temporary declines

(58,114)

(94,137)

(6,050)

Total

$ 134,085

$ (38,966)

$ 14,630

6. NET INVESTMENT INCOME

Net investment income consisted of the following for the years ended December 31:

2003

 2002
Restated

 2001
Restated

Fixed maturities

$ 1,114,949

$ 1,080,965

$ 476,990

Equity securities

-

484

796

Mortgage and other loans

76,259

75,024

73,160

Real estate

6,952

7,855

5,961

Policy loans

43,335

39,269

8,719

Other

(20,364)

(4,848)

(3,563)

Gross investment income

1,221,131

1,198,749

562,063

Less: Investment expenses

12,381

13,539

7,009

Net investment income

$ 1,208,750

$ 1,185,210

$ 555,054

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

7.  FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments:

December 31, 2003

December 31, 2002 -Restated

Carrying

Estimated

Carrying

Estimated

Amount

Fair Value

Amount

Fair Value

Financial assets:

Cash and cash equivalents

$ 513,454

$ 513,454

$ 725,550

$ 725,550

Fixed maturities

18,986,033

19,085,102

18,427,845

18,444,365

Equity Securities

1,452

1,452

1,127

1,127

Short-term investments

24,662

24,662

178,017

178,017

Mortgages

972,102

1,059,145

948,529

1,083,530

Derivatives instruments - receivables

400,037

400,037

408,832

408,832

Policy loans

692,887

692,887

682,029

682,029

Separate accounts

17,521,009

17,521,009

15,718,113

15,718,113

Financial liabilities:

Policy Liabilities

18,317,422

15,325,216

17,952,084

17,763,772

Derivative instruments - payables

248,272

248,272

399,906

399,906

Long-term debt

40,500

32,953

-

-

Long-term debt to affiliates

1,025,000

1,123,194

1,025,000

1,068,647

Partnership Capital Securities

607,826

699,069

607,826

616,520

Separate accounts

17,509,294

17,509,294

15,700,969

15,700,969

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Cash and cash equivalents: The fair values of cash and cash equivalents are estimated to be cost plus accrued interest.

Fixed maturities, short term investments, and equity securities: The fair values of short-term bonds are estimated to be amortized cost.  The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes.  For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics.  The fair value of equity securities are based on quoted market prices.

Mortgage loans: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives:  Fair value of swaps are based on current settlement values.  The current settlement values are based on dealer quotes and market prices.  Fair values for options and futures are based on dealer quotes and market prices.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Policy loans: Policy loans are stated at unpaid principal balances, which approximate fair value.

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Policy liabilities: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.

The fair values of other deposits with future maturity dates are estimated using discounted cash flows.

Long term debt: The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings.

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  A brief discussion of the Company's reinsurance agreements by segment (see Note 14) follows.

Wealth Management Segment

While the Wealth Management Segment currently does not offer traditional life insurance products, it manages a closed block of single premium whole life insurance policies ("SPWL"), a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of SPWL's in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of $1.7 billion as of December 31, 2003.  On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, an affiliated company.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reimburses SLNY for benefits, expenses and interest credits for Focus V and Galaxy V fixed annuities issued in 2000 if the asset pool backing the liability is insufficient.

Individual Protection Segment

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, bank owned life insurance ("BOLI"), and corporate owned life insurance ("COLI") policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis.

The Company also acts as the reinsurer of risk under the lapse protection benefit under certain universal life contracts issued by SLOC.  One hundred percent of such risk is retroceded to Sun Life Financial Insurance and Annuity Company (Bermuda) Ltd.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

8. REINSURANCE (CONTINUED)

Group Protection Segment

The Company, through its affiliate SLNY, has an agreement with SLOC whereby SLOC reinsures the mortality risks of SLNY's group life insurance contracts. Under this agreement, certain death benefits are reinsured on a yearly renewable term basis.  The agreement provides that SLOC will reinsure mortality risks in excess of $50,000 per claim for group life contracts ceded by SLNY.  The block was closed for new business effective December 31, 2003.

The Company, through its affiliate SLNY, has an agreement with SLOC whereby SLOC reinsures morbidity risks of a block of SLNY's group long-term disability contracts.  The block is closed for new business.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group stop loss contracts.  Under this agreement, certain stop loss benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure specific claims for amounts above $1,000,000 per claim for stop loss contracts ceded by SLNY.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group long-term disability contracts.  Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis.   The agreement provides that the unrelated company will reinsure amounts in excess of $4,000 per claim per month for long-term disability contracts ceded by SLNY.

The effects of reinsurance were as follows:

For the Years Ended December 31,

2003

2002 - Restated

2001 - Restated

Insurance premiums:

Direct

$ 65,479

$ 49,190

$ 43,980

Assumed

-

-

-

Ceded

4,961

5,616

2,971

Net premiums

$ 60,518

$ 43,574

$ 41,009

 Insurance and other individual policy benefits and
Claims:

Direct

$ 207,979

$ 225,287

$ 139,963

Assumed

-

-

-

Ceded

6,731

4,125

5,063

Net policy benefits and claims

$ 201,248

$ 221,162

$ 134,900

The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely.  However, to limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

9.  RETIREMENT PLANS

Through December 31, 2001, the Company was a participant in a non-contributory defined benefit pension plans for employees sponsored by SLOC.  Consistent with the transfer of all employees to the Company on January 1, 2002, the plans sponsorship for the employee retirement plan and the agent pension plan was transferred to the Company.  Expenses are allocated to participating companies based on a manner consistent with the allocation of employee compensation expenses.  The Company's funding policies for the pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA"); currently the plans are fully-funded.  Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

The Company uses a measurement date of September 30 for its pension and other post retirement benefit plans.

The following table sets forth the change in the pension plans' projected benefit obligations and assets, as well as the plans' funded status at December 31:

2003

2002

Change in projected benefit obligation:

Projected benefit obligation at beginning of year

$ 159,650

$ 149,595

Service cost

8,954

8,436

Interest cost

10,494

10,673

Actuarial loss (gain)

16,876

(8,075)

Benefits paid

(5,333)

(4,925)

Plan amendments

-

3,946

Acquisitions

1,048

-

Projected benefit obligation at end of year

$ 191,689

$ 159,650

Change in fair value of plan assets:

Fair value of plan assets at beginning of year

$ 179,470

$ 212,965

Other

(888)

(888)

Actual return on plan assets

32,059

(27,682)

Benefits paid

(5,333)

(4,925)

Acquisitions

429

-

Fair value of plan assets at end of year

$ 205,737

$ 179,470

Information on the funded status of the plan:

Funded status

$ 14,048

$ 19,820

Unrecognized net actuarial loss

34,480

38,632

Unrecognized transition obligation

(16,494)

(19,545)

Unrecognized prior service cost

8,276

9,132

4rth quarter contribution

(1,050)

-

Prepaid benefit cost

$ 39,260

$ 48,039

The accumulated benefit obligation at the end of 2003 and 2002 was $169.0 million and $140.0 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

9.  RETIREMENT PLANS (CONTINUED)

The funded status of the employee retirement plan was as follows:

2003

2002

Plan assets

$ 171,978

$ 150,331

Projected benefit obligations

(183,227)

(150,885)

Funded status

$ (11,249)

$ (554)

Accumulated benefit obligation

$ 160,227

$ 131,199

The following table sets forth the components of the net periodic pension cost for the year ended December 31:

2003

2002

Components of net periodic benefit cost:

Service cost

$ 8,954

$ 8,437

Interest cost

10,494

10,674

Expected return on plan assets

(14,358)

(18,395)

Amortization of transition obligation asset

(3,051)

(3,051)

Amortization of prior service cost

855

216

Recognized net actuarial loss (gain)

4,215

120

Net periodic benefit cost

$ 7,109

$ (1,999)

The Company's share of net periodic benefit cost

$ 5,522

$ 3,834

The Company's share of the net periodic benefit costs for the year ended December 31, 2001 was $1.0 million.

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:

Pension Benefits

2003

2002

Discount rate

6.1%

6.75%

Rate of compensation increase

4.0%

4.0%

The assumed weighted average discount rate was 7.00% for the year ended December 31, 2001. The expected return on plan assets was 8.75% and the assumed rate of compensation increase was 4.5% for 2001.

Weighted average assumptions used to determine net benefit cost were as follows:

Pension Benefits

2003

2002

Discount rate

6.75%

7.0%

Expected long term return on plan assets

8.75%

8.75%

Rate of compensation increase

4.0%

4.5%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

9. RETIREMENT PLANS (CONTINUED)

Assumptions (continued)

The Company relies on historical market returns from Ibbotson Associates (1926-2002) to determine its overall long term rate of return on asset assumption.  Applying Ibbotson's annualized market returns of 12% stock, 5.8% bonds and 3.8% cash to the Company's target allocation results in an expected return consistent with the one used by the Company for purposes of determining the benefit obligation.

Plan Assets

The asset allocation for the Company's pension plan assets for 2003 and 2002 measurement, and the target allocation for 2004, by asset category, are as follows:

Target Allocation

Percentage of Plan Assets

Asset Category

2004

2003

2002

Equity Securities

30%-60%

55%

50%

Debt Securities

10%-40%

26%

34%

Commercial Mortgages

10%-25%

15%

15%

Other

5%

4%

1%

Total

-

100%

100%

The target allocations were established to reflect the Company's investment risk posture and to achieve the desired level of return commensurate with the needs of the fund.  The target ranges are based upon a three to five year time horizon and may be changed as circumstances warrant.

The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:

  exceeds the assumed actuarial rate;

  exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and

  generates a real rate of return of at least 3% after inflation (CPI), and sufficient income or liquidity to pay retirement benefits on a timely basis.

Equity securities include SLF common stock in the amount of $3.0 million and $2.4 million for 2003 and 2002, respectively.

Cash Flow

Due to the over funded status of the defined benefit plan, the Company will not be making contributions to the plan in 2004.

401(k) Savings Plan

The Company sponsors and participates in a 401(k) savings plan for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the plan, the Company matches, up to specified amounts, the employees' contributions to the plan.

The amount of the 2003 employer contributions under plan sponsorship for the Company and its affiliates was $4.4 million.  Amounts are allocated to affiliates based on employees' contributions.  The Company's portion of the expense was $885,000, $956,000 and $462,000 for the years ended December 31, 2003, 2002 and 2001, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

9. RETIREMENT PLANS (CONTINUED)

Other Post-Retirement Benefit Plans

Through December 31, 2001, the Company was a participant in a post-retirement benefit pension plan for employees sponsored by SLOC providing certain health, dental and life insurance benefits ("post-retirement benefits") for retired employees and dependents.  Consistent with the transfer of all employees to the Company on January 1, 2002, the plan's sponsorship was transferred to the Company.  Expenses are allocated to participating companies based on the number of participants.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition.  Life insurance benefits are generally set at a fixed amount.

The following table sets forth the change in other post-retirement benefit plans' obligations and assets, as well as the plans' funded status at December 31, (in 000's):

Change in benefit obligation:

2003

2002

Benefit obligation at beginning of year

$ 35,981

$ 45,515

Service cost

872

1,195

Interest cost

2,369

2,488

Actuarial (gain)

14,330

(7,586)

Benefits paid

(2,368)

(2,202)

Plan Amendments

-

(3,429)

Acquisitions

94

-

Benefit obligation at end of year

$ 51,278

$ 35,981

Change in fair value of plan assets:

Fair value of plan assets at beginning of year

$ -

$ -

Employer contributions

2,368

2,202

Benefits paid

(2,368)

(2,202)

Fair value of plan assets at end of year

$ -

$ -

Information on the funded status of the plan:

Funded Status

$ (51,278)

$ (35,981)

Unrecognized net actuarial loss

25,523

12,477

4TH quarter contribution

639

-

Unrecognized prior service cost

(2,898)

(3,138)

Accrued benefit cost

$ (28,014)

$ (26,642)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the components of the net periodic post-retirement benefit costs for the year ended December 31 (in 000's):

2003

2002

Components of net periodic benefit cost

Service cost

$ 872

$ 1,195

Interest cost

2,369

2,488

Amortization of prior service cost

(241)

(241)

Recognized net actuarial loss

832

933

Net periodic benefit cost

$ 3,832

$ 4,375

The Company's share of net periodic benefit cost

$ 2,917

$ 380

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:

Other Benefits

2003

2002

Discount Rate

6.1%

6.75%

Rate of Compensation increase

4.0%

4.0%

Weighted average assumptions used to determine net cost for year-end December 31, 2003 and December 31, 2002 were as follows:

Other Benefits

2003

2002

Discount rate

6.75%

7.0%

Rate of compensation increase

4.0%

4.5%

In order to measure the post-retirement benefit obligation for 2003, the Company assumed a 11% annual rate of increase in the per capita cost of covered health care benefits.  In addition, medical cost inflation is assumed to be 10% in 2004 and assumed to decrease gradually to 5.5% for 2009 and remain at that level thereafter.  Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans.  A one-percentage point change in assumed health care cost trend rates would have the following effect:

1- Percentage-Point

1- Percentage-Point

Increase

Decrease

Effect on Post retirement benefit obligation

$6,205

($5,487)

Effect on total of service and interest cost

515

(413)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

10. FEDERAL INCOME TAXES

SLUS will continue to file a consolidated federal income tax return with SLOC U.S. Operations Holdings for the year ended December 31, 2003.  Keyport will file a return with its subsidiary, Independence Life, for the year ended December 31, 2003.  (See Note 1 for an explanation of merger).  In 2004 and periods thereafter, the Company will file as part of SLOC U.S. Operations Holding's consolidated return.  A summary of the components of federal income tax expense (benefit) in the consolidated statements of income for the years ended December 31 is as follows:

Restated

2003

2002

2001

Federal income tax expense (benefit):

Current

$

(29,240)

$

(80,155)

$

(83,679)

Deferred

56,606

20,706

107,190

Total

$

27,366

$

(59,449)

$

23,511

Federal income taxes attributable to the consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%. The Company's effective rate differed from the federal income tax rate as follows:

Restated

2003

2002

2001

Expected federal income tax expense (benefit)

$

44,251

$

(34,994)

$

33,398

Low income housing credit

(6,026)

(6,138)

(6,138)

Non-taxable investment income

-

(1,622)

(195)

Additional tax benefit

(12,118)

(16,700)

(4,200)

Other

1,259

5

646

Federal income tax expense (benefit)

$

27,366

$

(59,449)

$

23,511

The deferred income tax asset (liability) represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax assets and (liabilities) as of December 31 were as follows:

Restated

2003

2002

Deferred tax assets:

Actuarial liabilities

$ 283,479

$ 88,032

Net operating loss

51,355

46,431

Other

(1,912)

53,755

Total deferred tax assets

332,922

188,218

Deferred tax liabilities:

Deferred policy acquisition costs

(107,075)

(50,880)

Investments, net

(244,744)

(116,831)

Total deferred tax liabilities

(351,819)

(167,711)

Net deferred tax (liability) asset

$ (18,897)

$ 20,507

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

10. FEDERAL INCOME TAXES (CONTINUED)

The Company makes payments under certain tax sharing agreements as if it were filing as a separate company. The Company received income tax refunds of $17.1 million in 2003, SLUS received refunds of $14.9 million in 2002 and Keyport made income tax payments of $9.9 million in 2002.  Additionally, the Company made income tax payments of $10.9 million in 2001.  At December 31, 2003, the Company had $146.7 million of net operating loss carry forwards available.  These amounts were incurred in 2001, 2002 and 2003 and will expire, if unused, beginning in 2016 and ending in 2018.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits.  SLUS and Keyport are currently under audit by the IRS for the years 1998 through 2000 and 1999 through October 31, 2001, respectively.  In the Company's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company's financial statements. However, the amounts of these tax liabilities could be revised in the future if estimates of the Company's ultimate liability are revised.

11.  LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses related to the Company's group life, group disability and stop loss products is summarized below:

2003

2002 - Restated

Balance at January 1

$ 24,294

$ 23,615

Less reinsurance recoverable

(6,621)

(6,078)

Net balance at January 1

17,673

17,537

Incurred related to:

Current year

15,538

12,062

Prior years

(160)

(1,946)

Total incurred

15,378

10,116

Paid losses related to:

Current year

(5,867)

(6,660)

Prior years

(4,257)

(3,320)

Total paid

(10,124)

(9,980)

Balance at December 31

32,410

24,294

Less reinsurance recoverable

(9,483)

(6,621)

Net balance at December 31

$ 22,927

$ 17,673

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its group disability lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

12. DEFERRED POLICY ACQUISITION COSTS (DAC)

The changes in DAC for the years ended December 31 were as follows:

2003

 2002
Restated

Balance at January 1

$ 795,648

$ 794,015

Acquisition costs deferred

263,762

288,463

Amortized to expense during the year

(90,608)

(246,973)

Adjustment for unrealized investment gains (losses) during the year

(79,201)

(39,858)

Balance at December 31

$ 889,601

$ 795,648

13. VALUE OF BUSINESS ACQUIRED (VOBA)

The changes in VOBA for the years ended December 31 were as follows:

2003

2002 - Restated

Balance at January 1

$ 57,692

$ 95,155

Amortized to expense during the year

(7,790)

(4,540)

Adjustment for unrealized investment gains (losses) during the year

(27,511)

(32,923)

Balance at December 31

$ 22,391

$ 57,692

14. SEGMENT INFORMATION

The Company offers financial products and services such as fixed and variable annuities, GICS, retirement plan services, and life insurance on an individual and group basis, as well as disability insurance on a group basis. Within these areas, the Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities.  Net investment income is allocated based on segmented assets by line of business.

Management evaluates the results of the operating segments on an after-tax basis.  The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

The Wealth Management Segment markets and administers individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products.  These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies.  The Company uses derivative instruments to manage the risks inherent in the contract options.

The Individual Protection Segment markets and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

14. SEGMENT INFORMATION (CONTINUED)

The Group Protection Segment markets and administers group life, long-term disability and stop loss insurance to small and mid-size employers in the State of New York.

The Corporate Segment includes the unallocated capital of the Company, its debt financing, and items not otherwise attributable to the other segments.

The following amounts pertain to the various business segments. Prior years segmented results have been restated to include the results of the Company's investment advisor subsidiary, SCA, with the Wealth Management Segment instead of the Corporate Segment:

Year ended December 31, 2003

Wealth

Individual

Group

Management

Protection

Protection

Corporate

Totals

Total Revenues

$ 1,409,642

$ 49,357

$ 26,609

$ 34,141

$ 1,519,749

Total Expenditures

1,247,670

53,848

25,712

61,792

1,389,022

Pretax Income (Loss)

161,972

(4,491)

897

(27,651)

130,727

Net Income (Loss)

106,655

(2,331)

608

(9,941)

94,991

Total Assets

$ 39,766,404

$ 2,973,014

$ 46,535

$ 840,565

$ 43,626,518

Year ended December 31, 2002 (Restated)

Total Revenues

$ 1,273,384

$ 62,030

$ 20,181

$ 65,629

$ 1,421,224

Total Expenditures

1,406,024

61,445

15,630

38,106

1,521,205

Pretax Income (Loss)

(132,640)

585

4,551

27,523

(99,981)

Net Income (Loss)

(84,004)

464

3,195

38,548

(41,797)

Total Assets

$ 36,551,209

$ 2,705,917

$ 34,946

$ 553,904

$ 39,845,976

Year ended December 31, 2001 (Restated)

Total Revenues

$ 765,387

$ 32,345

$ 19,407

$ 78,562

$ 895,701

Total Expenditures

661,257

28,383

15,930

101,637

807,207

Pretax Income (Loss)

104,130

3,962

3,477

(23,075)

88,494

Net Income (Loss)

81,081

3,443

2,641

(12,873)

74,292

Total Assets

$ 39,323,297

$ 1,677,937

$ 37,728

$ 313,801

$ 41,352,763

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

15.  REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities.  Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently.  The Company's statutory financials are not prepared on a consolidated basis.

At December 31, the Company's combined statutory surplus and net income (loss) were as follows (in 000's):

Unaudited for the Years ended December 31,

2003

 2002
Restated

 2001
Restated

Statutory surplus and capital

$        1,654,147

$        1,335,391

$ 1,509,987

Statutory net income (loss)

226,136

(286,911)

(284,761)

16. DIVIDEND RESTRICTIONS

The Company's and its insurance company subsidiaries' ability to pay dividends are subject to certain statutory restrictions. Delaware, New York, and Rhode Island have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) 10% of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.  On March 19, 2004, the Company's Board of Directors approved $50.0 million of dividends to its parent, SLC (U.S.) Holdings.  The Company did not pay any dividends in 2003 or 2002 and paid $15.0 million of dividends to its parent, SLC (U.S.) Holdings, during 2001.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividend in any calendar year does not exceed the lesser of:  (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  No dividends were paid by SLNY during 2003, 2002 or 2001.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve (12) month period would exceed the lesser of (i) 10% of the insurance company's surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company's own securities.  No dividends were paid by Independence Life during 2003, 2002 or 2001

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2003 and 2001

17. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income as of December 31 were as follows:

2003

2002

Unrealized gains (losses) on available-for-sale securities

$ 520,173

$ 468,207

DAC amortization

(132,323)

(53,123)

VOBA amortization

(54,766)

(27,255)

Tax effect

(105,403)

(138,918)

Accumulated Other Comprehensive Income

$ 227,681

$ 248,911

18. COMMITMENTS AND CONTINGENCIES

Regulatory and Industry Developments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision.  This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be partially recovered through a reduction in future premium taxes in some states.

The Company's variable annuity contracts and variable life insurance policies are subject to various levels of regulation under federal securities laws administered by the Securities and Exchange Commission (the "SEC") and under certain state securities laws.  On or about October 30, 2003, the Company received a request from the SEC for information regarding its policies, practices and procedures with respect to subaccount "market timing," its policies, practices and procedures with respect to receiving and processing exchange orders from contract owners, and its oversight of such activities in the Company's separate accounts.  The Company responded to this request and an additional related request.  On March 4, 2004, the Boston District Office of the SEC notified the Company that it intended to commence an examination of the Company and certain of its affiliates pursuant to Section 31(b) of the Investment Company Act of 1940 and the Securities Exchange Act of 1934 relating to these and certain other subjects.  The Company is cooperating in the examination.

In addition, the SEC and other regulators have conducted or are conducting investigations and examinations of certain of the Company's affiliates relating to various issues, including market timing and late trading of mutual funds and variable insurance products, directed brokerage, revenue-sharing and other arrangements with distributors.

Litigation

The Company is not aware of any contingent liabilities arising from litigation, income taxes and other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as engagement letters with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements.  The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company's by-laws.  Due to the nature of these indemnification agreements, it is not possible to estimate the Company's potential liability.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2003 and 2001

18. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to 25 years. As of December 31, 2003, minimum future lease payments under such leases were as follows:

2004

$ 6,206

2005

5,797

2006

5,695

2007

4,403

2008

1,052

Thereafter

-

Total

$ 23,153

Total rental expense for the years ended December 31, 2003, 2002 and 2001 was $23.6 million, $13.8 million and $6.9 million, respectively.

The Company has two noncancelable sublease agreements that expire on December 31, 2007 and March 31, 2008.  As of December 31, 2003, the minimum future lease payments under the two sublease agreements were as follows:

2004

$ 224

2005

224

2006

224

2007

224

2008

56

Thereafter

-

Total

$ 952

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Sun Life Assurance Company of Canada (U.S.)

Wellesley Hills, Massachusetts

We have audited the consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2003 and 2002, and the related consolidated statements of income, comprehensive income, stockholder's equity, and cash flows for each of the two years in the period ended December 31, 2003.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

We previously audited and reported on the consolidated statements of income, comprehensive income, stockholder's equity, and cash flows of Sun Life Assurance Company of Canada (U.S.) and subsidiaries for the year ended December 31, 2001, prior to the restatement for the 2003 merger of Sun Life Assurance Company of Canada (U.S.) and Keyport Life Insurance Company, which was accounted for at historical cost as required by Statement of Financial Accounting Standards No. 141 "Business Combinations"  for transfers of assets among affiliates (the "2003 Merger").  The contribution of Sun Life Assurance Company of Canada (U.S.) to revenues and net income represented $631.3 million and $(12.7) million of the respective restated totals. Separate financial statements of Keyport Life Insurance Company included in the 2001 restated consolidated statements of income, comprehensive income, stockholder's equity, and cash flows were audited and reported on separately by other auditors. We also audited the combination of the accompanying consolidated statements of income, comprehensive income, stockholder's equity, and cash flows for the year ended December 31, 2001, after restatement for the 2003 Merger; in our opinion, such consolidated statements have been properly combined on the basis described in Note 1 of the notes to consolidated financial statements.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2001, the Company adopted the provisions of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities".  As discussed in Note 1 to the consolidated financial statements, effective January 1, 2002, the Company adopted the provisions of Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets".   As discussed in Note 1 to the consolidated financial statements, effective October 1, 2003, the Company adopted the provisions of FASB Interpretation No. 46, "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51."

Deloitte & Touche LLP

Boston, Massachusetts

March 29, 2004

Pro forma Financial Statements

Effective December 31, 2003, Keyport Life Insurance Company ("Keyport"), an affiliate, merged with and into Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)").  Sun Life (U.S.) is the surviving company (the "Surviving Company").

The Surviving Company will be licensed and authorized to write all the business that was being written by Keyport.  Keyport ceased to exist on December 31, 2003 and the Surviving Company will carry on the business of Sun Life (U.S.) along with that previously conducted through Keyport.

The following pro forma balance sheets as of December 31, 2002 and September 30, 2003 as well as the pro forma income statements for the year ended December 31, 2002 and the nine month period ended September 30, 2003 reflect the pro forma financial position and results of operations of the Surviving Company as if the merger had occurred on the date the entities came under common control (November 1, 2001). Since the two companies are affiliates, historical values are used in combining the assets and liabilities, which will not give rise to purchase price accounting adjustments. Certain reclassification adjustments were made to both companies' financial statements in order to conform presentation.

On December 31, 2002 Keyport Benefit Life Insurance Company, an affiliate of Keyport, merged with and into Sun Life Insurance and Annuity Company of New York  ("SLNY Predecessor"), an affiliate of the Company, with SLNY Predecessor as the surviving company ("SLNY").  For the year ended December 31, 2002, the results of SLNY Predecessor were included with the results of Sun Life (U.S.).  Also, the results of SLNY were consolidated with Keyport and a minority interest was established for the portion of ownership attributable to the Sun Life (U.S.) interest. Pro-forma adjustments were necessary to eliminate the duplication of the results of SLNY Predecessor for the year ended December 31, 2002 and the minority interest attributed to SLNY for the year ended December 31, 2002 and the nine months ended September 30, 2003.

For the year ended December 31, 2002 and the nine month period ended September 30, 2003 pro forma adjustments were also necessary to reflect the cancellation of the common stock of Keyport and to eliminate inter-company transactions.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

PRO FORMA BALANCE SHEET

(in thousands)

December 31, 2002

Assets

Keyport

Sun Life (U.S.)

Pro-Forma Adjustments

(Unaudited) Surviving Company

Available for sale fixed maturities

$ 14,219,184

$ 2,211,836

$ (8,000)

$ 16,423,020

Trading fixed maturities

-

1,404,825

1,404,825

 Subordinated note from affiliate
held-to maturity

-

600,000

600,000

Short-term investments

6,390

171,627

178,017

Mortgage loans

169,567

778,962

948,529

Equity securities

1,127

-

1,127

Equity investment in affiliate

-

95,803

(95,803)

-

Real estate

-

79,783

79,783

Policy loans

642,712

39,317

682,029

Other invested assets

486,093

379,719

865,812

Cash and cash equivalents

448,446

277,104

725,550

Total cash and investments

15,973,519

6,038,976

(103,803)

21,908,692

Accrued investment income

189,798

66,771

256,569

Deferred policy acquisition costs

209,833

585,815

795,648

Value of business acquired

57,692

-

57,692

Goodwill

705,202

-

705,202

Current income tax receivable

53,917

-

53,917

Receivable for investments sold

107,608

3,013

110,621

Other assets

143,527

121,919

265,446

Separate account assets

2,334,755

13,383,358

15,718,113

Total assets

$ 19,775,851

$ 20,199,852

$ (103,803)

$ 39,871,900

Liabilities

 Contract holder deposit funds and
other policy liabilities

$ 14,434,364

$ 3,517,720

$ 17,952,084

Future contract and policy benefits

40,510

677,163

717,673

Payable for investments purchased

308,317

57,129

365,446

Accrued expenses and taxes

-

117,519

117,519

Deferred federal income taxes

(76,012)

104,736

(2,800)

25,924

Long-term debt payable to affiliates

380,000

645,000

1,025,000

Partnership capital securities

-

607,826

607,826

Other liabilities

320,978

242,901

563,879

Separate account liabilities

2,317,611

13,383,358

15,700,969

Total liabilities

17,725,768

19,353,352

(2,800)

37,076,320

Minority interest

95,803

(95,803)

-

Stockholder's Equity

Common Stock

3,015

6,437

(3,015)

6,437

Additional paid-in-capital

1,682,080

388,672

1,136

2,071,888

 Accumulated other comprehensive
income

198,517

47,384

3,010

248,911

Retained earnings

70,668

404,007

(6,331)

468,344

Total stockholder's equity

1,954,280

846,500

(5,200)

2,795,580

 Total liabilities, minority interest and
stockholder's equity

$ 19,775,851

$ 20,199,852

$ (103,803)

$ 39,871,900

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

PRO FORMA STATEMENT OF INCOME

(in thousands)

December 31, 2002

Keyport

Sun Life (U.S.)

 Pro-Forma
Adjustments

 (Unaudited)
Surviving Company

Revenues

 Premiums and annuity
considerations

$ 20,285

$ 43,574

$ (20,285)

$ 43,574

Net investment income

833,881

360,914

(9,585)

1,185,210

Derivative income

(185,613)

26,328

-

(159,285)

 Net realized investment
gains (losses)

(48,461)

17,978

(8,483)

(38,966)

Fee and other income

66,632

352,403

(5,935)

413,100

Total revenues

686,724

801,197

(44,288)

1,443,633

Benefits and Expenses

Interest credited

575,485

132,856

(3,651)

704,690

Interest expense

9,546

96,497

-

106,043

Policyowner benefits

29,489

207,695

(16,022)

221,162

 Amortization of DAC
and VOBA

15,602

243,927

(8,016)

251,513

 Other operating
expenses

85,464

184,289

(9,547)

260,206

 Total benefits and
expenses

715,586

865,264

(37,236)

1,543,614

 Income before income
tax expense and
minority interest

(28,862)

(64,067)

(7,052)

(99,981)

Income Tax Expense (Benefit)

Federal

(11,025)

(46,174)

(2,250)

(59,449)

State

1,265

-

1,265

 Income tax expense
(benefit)

(11,025)

(44,909)

(2,250)

(58,184)

 Income (loss) before
minority interest

(17,837)

(19,158)

(4,802)

(41,797)

Minority interest

(1,612)

-

1,612

-

Net income (loss)

$ (16,225)

$ (19,158)

$ (6,414)

$ (41,797)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

PRO FORMA BALANCE SHEET

(in thousands)

September 30, 2003

Assets

Keyport

Sun Life (U.S.)

Pro-Forma Adjustments

 (Unaudited)
Surviving Company

Available for sale fixed maturities

$ 13,963,427

$ 2,770,906

16,734,333

Trading fixed maturities

-

1,474,552

1,474,552

 Subordinated note from affiliate
held-to maturity

-

600,000

600,000

Mortgage loans

272,399

571,956

844,355

Equity securities

1,174

-

1,174

Equity investment in affiliate

-

97,828

(97,828)

-

Real estate

-

69,696

69,696

Policy loans

654,204

35,327

689,531

Other invested assets

510,067

224,978

735,045

Cash and cash equivalents

359,477

362,165

721,642

Total cash and investments

15,760,748

6,207,408

(97,828)

21,870,328

Accrued investment income

174,329

82,445

256,774

Deferred policy acquisition costs

222,967

568,199

791,166

Value of business acquired

18,135

-

18,135

Goodwill

705,202

-

705,202

Receivable for investments sold

26,141

62,156

88,297

Other assets

59,088

155,163

214,251

Separate account assets

2,435,610

14,073,734

16,509,344

Total assets

$ 19,402,220

$ 21,149,105

$ (97,828)

$ 40,453,497

Liabilities

 Contract holder deposit funds and
other policy liabilities

$ 14,143,766

$ 3,737,634

$ 17,881,400

Future contract and policy benefits

47,856

670,252

718,108

Payable for investments purchased

150,757

210,460

361,217

Accrued expenses and taxes

7,179

87,320

94,499

Deferred federal income taxes

(113,921)

131,126

17,205

Long-term debt payable to affiliates

380,000

645,000

1,025,000

Partnership capital securities

-

620,615

620,615

Other liabilities

288,839

73,394

362,233

Separate account liabilities

2,425,232

14,073,734

16,498,966

Total liabilities

17,329,708

20,249,535

-

37,579,243

Minority interest

97,828

(97,828)

-

Stockholder's Equity

Common Stock

3,015

6,437

(3,015)

6,437

Additional paid-in-capital

1,682,080

388,672

1,136

2,071,888

 Accumulated other comprehensive
income

191,609

63,755

3,010

258,374

Retained earnings

97,980

440,706

(1,131)

537,555

Total stockholder's equity

1,974,684

899,570

-

2,874,254

 Total liabilities, minority interest and
stockholder's equity

$ 19,402,220

$ 21,149,105

$ (97,828)

$ 40,453,497

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

PRO FORMA STATEMENT OF INCOME

(in thousands)

September 30, 2003

Keyport

Sun Life (U.S.)

 Pro-Forma
Adjustments

 (Unaudited)
Surviving Company

Revenues

 Premiums and annuity
considerations

$ 21,701

$ 26,727

$ 48,428

Net investment income

599,653

313,724

(258)

913,119

Derivative income

(88,282)

(62,157)

(150,439)

 Net realized investment
gains (losses)

85,448

22,093

8,000

115,541

Fee and other income

43,337

196,732

240,069

Total revenues

661,857

497,119

7,742

1,166,718

Benefits and Expenses

Interest credited

488,496

107,795

596,291

Interest expense

16,416

74,269

90,685

Policyowner benefits

31,312

123,813

155,125

 Amortization of DAC
and VOBA

27,439

64,490

91,929

 Other operating
expenses

55,836

83,827

139,663

 Total benefits and
expenses

619,499

454,194

1,073,693

 Income before income
tax expense and
minority interest

42,358

42,925

7,742

93,025

 Income Tax Expense
(Benefit)

14,788

6,226

2,800

23,814

 Income (loss) before
minority interest

27,570

36,699

4,942

69,211

Minority interest

258

(258)

-

Net income (loss)

$ 27,312

$ 36,699

$ 5,200

$ 69,211

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Keyport Life Insurance Company

Wellesley, Massachusetts

We have audited the accompanying consolidated balance sheet of Keyport Life Insurance Company (the "Company") and subsidiaries as of December 31, 2002, and the related consolidated statements of income, comprehensive income, stockholder's equity and cash flows for the year ended December 31, 2002.  Our audit also included the related financial statement schedules listed in the Index at Item 15.  These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Keyport Life Insurance Company and subsidiaries at December 31, 2002, and the results of their operations and their cash flows for the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2002, the Company adopted the provisions of the Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2003

Report of Independent Auditors

The Board of Directors

Keyport Life Insurance Company

We have audited the consolidated balance sheet of Keyport Life Insurance Company as of December 31, 2001, and the related consolidated statements of income, stockholder's equity, comprehensive income, and cash flows for the ten-month period ended October 31, 2001 and the two-month period ended December 31, 2001 and for the year ended December 31, 2000. These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Keyport Life Insurance Company at December 31, 2001, and the consolidated results of its operations and its cash flows for the ten-month period ended October 31, 2001 and the two-month period ended December 31, 2001 and for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 3 to the financial statements, in 2001, the Company changed its method of accounting for its derivatives.

ERNST & YOUNG LLP

Boston, Massachusetts

February 7, 2002

(except for the second paragraph of "Principles of Consolidation" in Note 2, as to which the date is December 31, 2002)

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in thousands)

December 31,

2002

2001

ASSETS

Restated

Cash and investments:

Fixed maturities available for sale (amortized cost: 2002 -$13,858,732;

2001 -$12,166,570)

$ 14,219,184

$ 12,108,767

Equity securities (cost: 2002 - $1,105; 2001 - $36,859)

1,127

39,658

Mortgage loans

169,567

31,124

Policy loans

642,712

636,351

Other invested assets

280,465

521,259

Short term investments

6,390

17,758

Cash and cash equivalents

448,446

2,117,200

Total cash and investments

15,767,891

15,472,117

Accrued investment income

189,798

185,268

Deferred policy acquisition costs

209,833

47,611

Value of business acquired

57,692

95,155

Goodwill

705,202

714,755

Current income tax receivable

53,917

1,622

Deferred income tax asset

76,012

181,175

Intangible assets

11,814

12,100

Receivable for investments sold

107,608

21,797

Other assets

64,867

36,306

Separate account assets

2,334,755

2,995,094

Total assets

$ 19,579,389

$ 19,763,000

LIABILITIES, MINORITY INTEREST AND STOCKHOLDER'S EQUITY

Liabilities:

Future contract and policy benefits

 $        40,510

 $        39,919

Policy liabilities

14,434,364

13,710,588

Payable for investments purchased and loaned

308,317

1,165,609

Other liabilities

428,504

59,602

Separate account liabilities

2,317,611

2,966,820

Total liabilities

17,529,306

17,942,538

Commitments and contingencies - Note 13

Minority interest

95,803

73,485

Stockholder's equity:

Common stock, $1.25 par value; authorized 2,500 shares;

2,412 issued and outstanding

3,015

3,015

Additional paid-in capital

1,682,080

1,688,841

Retained earnings

 70,668

86,893

Accumulated other comprehensive income (loss)

198,517

(31,772)

Total stockholder's equity

1,954,280

1,746,977

Total liabilities, minority interest and stockholder's equity

$ 19,579,389

$ 19,763,000

The accompanying notes are an integral part of the consolidated financial statements

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(in thousands)

Year Ended

For the 2 month period ended December 31,

For the 10 month period ended

Year Ended

December 31,

2001

October 31,

December 31,

2002

Restated

2001

2000

Revenues:

Net investment income, including distributions from

private equity limited partnerships

$ 802,297

$ 146,603

$ 735,641

$ 856,808

Interest credited to policyholders

575,485

107,315

498,668

539,643

Investment spread

226,812

39,288

236,973

317,165

Net realized investment gains (losses)

(41,148)

2,223

(22,790)

(35,796)

Net derivative gains (losses)

(123,426)

99,972

446

-

Net change in unrealized and undistributed (losses)

gains in private equity limited partnerships

(7,591)

-

(17,088)

31,604

Premiums

20,285

4,057

-

-

Fee income:

Surrender charges

29,291

2,261

13,654

24,266

Separate account income

30,587

8,699

44,460

43,518

Management fees

6,754

1,080

5,715

6,207

Total fee income

66,632

12,040

63,829

73,991

Expenses:

Policy benefits

29,489

4,629

4,869

4,997

Operating expenses

94,724

12,499

55,710

64,875

Amortization of deferred policy acquisition costs

23,241

1,694

95,507

116,123

Amortization of value of business acquired

22,686

3,828

-

-

Amortization of intangible assets

286

-

1,047

1,256

Total expenses

170,426

22,650

157,133

187,251

(Loss) income before income taxes, minority interest and

Cumulative effect of accounting changes

(28,862)

134,930

104,237

199,713

Income tax expense (benefit)

(11,025)

47,228

26,635

57,128

(Loss) income before minority interest and cumulative effect of accounting changes, net of tax

(17,837)

87,702

77,602

142,585

Minority interest share of (loss) income

(1,612)

809

-

-

(Loss) income before cumulative effect of

accounting changes

(16,225)

86,893

77,602

142,585

Cumulative effect of accounting changes, net of tax

-

-

60,847

-

Net (loss) income

$ (16,225)

$ 86,893

$ 16,755

$ 142,585

The accompanying notes are an integral part of the consolidated financial statements

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

Year Ended

For the 2 month period ended December 31,

For the 10 month period ended

Year Ended

December 31,

2001

October 31,

December 31,

2002

Restated

2001

2000

Net (loss) income

$ (16,225)

$ 86,893

$ 16,755

$ 142,585

Other comprehensive income

Net change in unrealized holding gains (losses) on

available-for-sale securities

$ 359,070

$ (52,372)

$ 415,507

$ 213,396

Net change in deferred acquisition costs

(20,800)

600

(343,300)

(192,300)

Net change in value of business acquired

(32,923)

5,700

-

-

Reclassification adjustments of realized investment

gains (losses) into net income (loss)

48,944

(2,800)

29,300

45,900

Income tax (expense) benefit

(124,002)

17,100

(16,400)

67,300

Other comprehensive income (loss), net of tax

$ 230,289

$ (31,772)

$ 85,107

$ 134,296

Comprehensive income

$ 214,064

$ 55,121

$ 101,862

$ 276,881

The accompanying notes are an integral part of the consolidated financial statements

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(in thousands)

Accumulated

Additional

Other

Common

Paid-in

Retained

Comprehensive

Stock

Capital

Earnings

Income (Loss)

Total

Balance, December 31, 1999

3,015

505,933

665,055

(160,615)

1,013,388

Net income

-

-

142,585

-

142,585

Other comprehensive income, net of tax:

-

-

-

134,296

134,296

Dividends paid

-

-

(10,034)

-

(10,034)

Balance, December 31, 2000

3,015

505,933

797,606

(26,319)

1,280,235

Net income

-

-

16,755

-

16,755

Other comprehensive income, net of tax:

-

-

-

85,107

85,107

Dividends paid

-

-

(99)

-

(99)

Balance, October 31, 2001

3,015

505,933

814,262

58,788

1,381,998

Sale of stockholder's equity

(3,015)

(505,933)

(814,262)

(58,788)

(1,381,998)

Sun Life acquisition cost

3,015

1,703,462

-

-

1,706,477

Consolidation of SLNY

-

(14,621)

-

-

(14,621)

Net income

-

-

86,893

-

86,893

Other comprehensive income, net of tax:

-

-

-

(31,772)

(31,772)

Balance, December 31, 2001 - Restated

3,015

1,688,841

86,893

(31,772)

1,746,977

Consolidation of SLNY

-

(6,761)

-

-

(6,761)

Net loss

-

-

(16,225)

-

(16,225)

Other comprehensive income, net of tax:

-

-

-

230,289

230,289

Balance, December 31, 2002

$ 3,015

$ 1,682,080

$ 70,668

$ 198,517

$1,954,280

The accompanying notes are an integral part of the consolidated financial statements

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

Year Ended

For the 2 month period ended December 31,

For the 10 month period ended

Year Ended

December 31,

2001

October 31,

December 31,

2002

Restated

2001

2000

Cash flows from operating activities:

Net (loss) income

$ (16,225)

$ 86,893

$ 16,755

$ 142,585

Adjustments to reconcile net (loss) income to net cash

provided by operating activities:

(Loss) income to minority interest

(1,612)

 809

-

-

Cumulative effect of accounting changes

-

-

60,847

-

Non-cash derivative activity

 145,277

(116,870)

94,048

-

Interest credited to policyholders

575,485

107,315

498,668

539,643

Net realized investment losses (gains)

41,148

(2,223)

22,790

35,796

Net change in unrealized and undistributed losses

(gains) in private equity limited partnerships

7,591

-

17,088

(31,604)

Amortization of intangible

286

-

-

-

Amortization of value of insurance in force & DAC

38,180

-

-

-

Net amortization on investments

55,597

(4,980)

(11,544)

59,836

Change in deferred policy acquisition costs

(188,239)

(12,102)

(64,985)

9,023

Change in current and deferred income taxes

(72,383)

49,519

(41,200)

5,783

Net change in other assets and liabilities

(17,171)

20,058

(116,807)

22,487

Net cash provided by operating activities

 567,934

128,419

475,660

783,549

Cash flows from investing activities:

Investments purchased - available for sale

(11,413,485)

(1,511,630)

(1,973,207)

(3,802,286)

Investments sold - available for sale

9,864,337

1,664,219

2,026,942

2,877,082

Investments matured - available for sale

-

-

86,626

894,779

Decrease in policy loans

(6,361)

(4,022)

(11,092)

(21,346)

Decrease in mortgage loans

(138,443)

2,210

2,217

2,692

Other invested assets sold (purchased), net

37,286

(28,689)

46,111

8,336

Net change in short term investments

11,368

(2,689)

-

-

Net cash (used in) provided by

investing activities

(1,645,298)

119,399

177,597

(40,743)

Cash flows from financing activities:

Withdrawals from policyholder accounts

(2,292,504)

(469,068)

(1,993,388)

(2,249,950)

Deposits to policyholder accounts

2,473,975

446,220

1,565,504

1,569,168

Debt proceeds

380,000

-

-

-

Net change in securities lending

(1,152,861)

30,900

(106,709)

600,386

Dividend

-

-

-

(10,034)

Net cash (used in) provided by

financing activities

(591,390)

8,052

(534,593)

(90,430)

Change in cash and cash equivalents

(1,668,754)

 255,870

118,664

652,376

Cash from consolidation of SLNY

-

14,387

-

-

Cash and cash equivalents at beginning of period

2,117,200

1,846,943

1,728,279

1,075,903

Cash and cash equivalents at end of period

$ 448,446

$ 2,117,200

$ 1,846,943

$ 1,728,279

The accompanying notes are an integral part of the consolidated financial statements

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

1.  Change of Control

Through October 31, 2001, Keyport Life Insurance Company ("the Company") was a wholly owned subsidiary of Liberty Financial Companies, Incorporated ("LFC"), which is a majority-owned, indirect subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual").

On May 3, 2001, LFC announced that it had reached a definitive agreement to sell its annuity and bank marketing businesses to Sun Life Financial Services of Canada Inc. ("SLF"), a Canadian holding company and parent of Sun Life Assurance Company of Canada ("SLOC").  The transaction was subject to customary conditions to closing, including receipt of approvals by various state insurance regulators in the U.S., certain other regulatory authorities in the U.S. and Canada and LFC's shareholders.

Effective after the close of business on October 31, 2001, all required approvals had been obtained and SLF Holdings, acquired the Company for approximately $1.7 billion in cash.  As part of the acquisition, SLF Holdings, another indirect subsidiary of SLOC, acquired Independent Financial Marketing Group, Inc. ("IFMG"), an affiliate of the Company ($20 million of the total purchase price was allocated to IFMG).  The acquisition of the Company and IFMG complements both SLF's product array and distribution capabilities and advances SLF towards its strategic goal of reaching a top 10 position in target product markets in North America.  SLF also expects to reduce costs through economies of scale.

The acquisition was accounted for using the purchase method under Statement of Financial Accounting Standards ("SFAS") No. 141 "Business Combinations" and SFAS No. 142 "Goodwill and Other Intangible Assets".  Under the purchase method of accounting, the assets acquired and liabilities assumed are recorded at estimated fair value at the date of acquisition.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as of November 1, 2001 (in thousands):

Assets:

Fixed-maturity securities

$ 10,609,150

Equity securities

35,313

Mortgage loans

7,216

Policy loans

631,916

Value of business acquired

105,400

Goodwill

714,755

Intangible assets

12,100

Deferred taxes

217,633

Other invested assets

363,586

Cash and cash equivalents

1,846,887

Other assets acquired

465,152

Separate account assets

3,941,527

Total assets acquired

18,950,635

Liabilities:

Policy liabilities

12,052,071

Other liabilities

1,262,045

Separate accounts

3,930,042

Total liabilities assumed

17,244,158

Net assets acquired

$ 1,706,477

In 2002, the Company completed its valuation of certain assets acquired and liabilities assumed.  The revisions decreased goodwill by $9.6 million, decreased deferred taxes by $54.9 million, increased policy liabilities by $13.0 million, increased other liabilities by $13.7 million and reduced investments and other assets by $12.8 million and $5.8 million, respectively.

Intangible assets acquired primarily consist of state insurance licenses ($10.1 million) that are not subject to amortization.  The remaining $2.0 million of intangible assets relate to product rights that have a weighted-average useful life of 7 years.  Most of the goodwill is expected to be deductible for tax purposes.

As a result of the acquisition, the financial statements for the period subsequent to the acquisition are presented on a different basis of accounting than those for the periods prior to the acquisition and, therefore, are not directly comparable.  For periods prior to the date of the acquisition, the balances are referred to as "Predecessor Basis."

2.  Accounting Policies

Organization

The Company offers a diversified line of fixed, indexed and variable annuity products designed to serve the growing retirement savings market.  These annuity products are sold through a wide-ranging network of banks, agents and security dealers throughout the United States.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

2.  Accounting Policies (continued)

Principles of Consolidation

The consolidated financial statements include the Company and its wholly owned subsidiaries, Independence Life and Annuity Company ("Independence Life"), Keyport Benefit Life Insurance Company ("KBL") (through December 31, 2002), Liberty Advisory Services Corp. (through October 31, 2001) and Keyport Financial Services Corp. ("KFSC").  On October 31, 2001, the Company transferred its ownership interest in Liberty Advisory Service Corp., through a dividend, to LFC.

On December 31, 2002 the Company transferred its ownership interest in KBL for a 67% interest in Sun Life of New York ("SLNY").  SLNY and the Company are under common control.  Accounting principles generally accepted in the United States (GAAP) require that the financial statements reflect such transaction to the earliest year presented or to the date the entities became under common control (November 1, 2001).  Accordingly, the accompanying financial statements of the Company at December 31, 2001 and the two months then ended reflect the inclusion of SLNY in a manner similar to a pooling of interest.  Minority interest has been established for a portion of the earnings not attributable to Keyport's 67% ownership.  The restatement increased the Company's assets by $518.9 million and $619.2 million at December 31, 2002 and 2001, respectively.  Net income was increased by $1.2 million for the year ended December 31, 2002 and decreased by $83,000 for the two-month period ended December 31, 2001.

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"), which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities.  All significant intercompany transactions and balances have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Investments

Investments in debt and equity securities classified as available for sale are carried at fair value, and after tax unrealized gains and losses (net of adjustments to deferred acquisition costs ("DAC") and value of business acquired ("VOBA")) are reported as a separate component of accumulated other comprehensive income (loss).  The cost basis of securities is adjusted for declines in value that are determined to be other-than-temporary.  Realized investment gains and losses are calculated on a first-in, first-out basis, net of adjustments for amortization of DAC and value of business acquired.

For the mortgage-backed bond portion of the fixed-maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments over the estimated economic life of the security.  When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments, and any resulting adjustment is included in net investment income.

Mortgage loans are carried at amortized cost.  Policy loans are carried at the unpaid principal balances plus accrued interest and do not exceed the net cash surrender value of the related insurance policy.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

2.  Accounting Policies (continued)

Investments in private equity limited partnerships, which are included in other invested assets, are accounted for on either the cost method or equity method.  The equity method of accounting is used for all partnerships in which the Company has an ownership interest in excess of 3%.

The net change in unrealized and undistributed gains in private equity limited partnerships primarily represents increases (decreases) in the fair value of the underlying investments of the private equity limited partnerships that are accounted for under the equity method.  The net change is recorded net of the related amortization of value of business acquired and of DAC, and net of the amounts realized, which are recognized in investment income. The financial information for these investments is obtained directly from the private equity limited partnerships on a periodic basis.  There can be no assurance that any unrealized and undistributed gains (losses) will ultimately be realized or that the Company will not incur losses in the future on such investments.

The following amount represents the net change in unrealized and undistributed (losses) gains in private equity limited partnerships:

Year Ended December 31, 2002

For the 2 month period ended December 31, 2001

For the 10 month period ended October 31, 2001

Year Ended December 31, 2000

Gross (loss) gain

$ (8,924)

-

$ (14,688)

$ 103,604

Net reclassification into net

investment income

-

-

(34,100)

(13,300)

(8,924)

-

(48,788)

90,304

Less:

DAC & VOBA Amortization

(1,333)

-

(31,700)

58,700

$ (7,591)

-

$ (17,088)

$ 31,604

Fee Income

Fees from investment advisory services are recognized as revenues when services are provided. Revenues from fixed and variable annuities and single-premium whole life policies include mortality charges, surrender charges, policy fees, and contract fees and are recognized when earned.

Deferred Policy Acquisition Costs (DAC)

DAC relates to the costs of acquiring new business, which vary with, and are primarily related to, the production of new annuity business.  Such acquisition costs include commissions, costs of policy issuance, and underwriting and selling expenses.  These costs are deferred and amortized with interest in relation to the present value of estimated gross profits from mortality; investment spread and expense margins over the estimated lives of the contracts.  This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized, including realized and unrealized gains and losses from investments.

DAC is adjusted for amounts relating to unrealized gains and losses on available for sale fixed-maturity securities.  This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). The impact of this adjustment on DAC was to (decrease) increase it by ($20.2) million and $0.6 million at December 31, 2002 and 2001, respectively, relating to this adjustment.

Although realization of DAC is not assured, the Company believes it is more likely than not that all of these costs will be realized.  The amount of DAC considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced.  The amount of amortization of DAC could be revised in the near term if any of the estimates discussed above are revised.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

2.  Accounting Policies (continued)

Value of Business Acquired

The value of business acquired represents the actuarial-determined present value of projected future gross profits from policies in force at the date of their acquisition.  This amount is amortized in proportion to the projected emergence of profits over the estimated lives of the contracts.

The value of business acquired is adjusted for amounts relating to the recognition of unrealized investment gains and losses.  This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss).  Value of business acquired was ($27.3) million and $0.6 million at December 31, 2002 and 2001, respectively, relating to this adjustment.

Estimated future net amortization expense of the value of business acquired as of December 31, 2002 is as follows (in thousands):

2003

$10,961

2004

9,701

2005

8,395

2006

6,991

2007

5,586

Thereafter

16,058

Total

$57,692

Goodwill

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the acquisition of the Company.  In accordance with SFAS 142, the Company has completed the required impairment tests of goodwill and indefinite-lived intangible assets and concluded that these assets are not impaired.  Goodwill is tested for impairment on an annual basis using the discounted cash flow method.

Intangible Assets

Intangible assets consist of state insurance licenses of $10.1 million that are not subject to amortization and $2.0 million of product rights that have a weighted-average useful life of 7 years.

Separate Account Assets and Liabilities

The assets and liabilities resulting from variable annuities and variable life policies are segregated in separate accounts.  Separate account assets consist principally of investments in mutual funds are carried at fair value.  Investment income and changes in mutual fund asset values are allocated to the policyholders and, therefore, do not affect the operating results of the Company.  The Company earns separate account fees for providing administrative services and bearing the mortality risk related to these contracts.  The difference between investment income and interest credited on the institutional accounts was reported as separate account fee income through October 31, 2001.  Effective November 1, 2001, the separate institutional accounts were classified as general account assets.  Investment income and interest credited were reported as components of net investment income and interest credited, respectively.

As of December 31, 2002 and 2001, the Company also classified $17.1 million and $28.3 million, respectively, of investments in certain mutual funds sponsored by former affiliates of the Company as separate account assets.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

2.  Accounting Policies (continued)

Policy liabilities

Policy liabilities consist of deposits received plus credited interest, less accumulated policyholder charges, assessments, and withdrawals related to deferred annuities and single-premium whole life policies.  Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

Future contract and policy benefits

Future contract and policy benefits are liabilities for traditional life and health products.  Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force.  The liabilities associated with traditional life insurance and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency.  The assumptions used are based upon the Company's experience and industry standards.

Income Taxes

Income taxes have been provided using the liability method in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes."

In 2002, as in prior years, the Company will file a consolidated federal income tax return with its life insurance subsidiaries, Independence Life and KBL stand-alone.  Because of KBL's merger into SLNY, starting in 2003 Keyport and Independence Life will file a consolidated federal income tax return, and SLNY will file on a standalone basis.  KFSC also files a standalone federal income tax return.  The Company and its subsidiaries will be eligible to file a consolidated return with Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("US Holdco") beginning in 2006.  US Holdco is a member of the Sun Life Financial Group Insurance Holding Company system and is an indirect subsidiary of SLOC.

The Company and its life insurance subsidiaries have a tax-sharing agreement that allocates income taxes to the Company and its subsidiaries as if each entity were to file separate income tax returns.  Tax benefits resulting from losses are paid to the extent such losses are utilized in the consolidated income tax return.  Effective December 21, 2002, KBL (as part of SLNY) is no longer included in this tax sharing agreement.  KFSC also had a tax-sharing agreement (through October 31, 2001) with the same terms as those outlined above.

Cash Equivalents

Short-term investments having a maturity of three months or less when purchased are classified as cash equivalents.

Reclassifications

Certain prior-year amounts have been reclassified to conform to the 2001 presentation.

Restatement

On December 31, 2002, the Company acquired a 67% interest in SLNY, an affiliated company, in exchange for its interest in its wholly owned subsidiary, KBL.  SLNY was merged with KBL on December 31, 2002 and SLNY was the surviving entity. SLNY and Keyport are under common control.  Accounting principles generally accepted in the United States (GAAP) indicate that the financials should be restated to the earliest year presented or to the date the entities became under common control (November 1, 2001).  The financial condition and results of SLNY are included in the accompanying financial statements from November 1, 2001.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

3. Accounting Changes

The cumulative effect of accounting changes, net of tax, for the ten-month period ended October 31, 2001 of $60.8 million includes a loss of $54.3 million relating to the adoption of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", and SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities - an amendment of SFAS No. 133" (collectively hereafter referred to as the "Statement") in the quarter ended March 31, 2001 and a loss of $6.5 million relating to the adoption of Emerging Issues Task Force ("EITF") Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" in the quarter ended June 30, 2001.

The Company adopted the Statement on January 1, 2001. The Statement requires the Company to recognize all derivatives on the balance sheet at fair value.  Derivatives that are not hedges must be adjusted to fair value through income.  If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset by the change in fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in accumulated other comprehensive income (loss) until the hedged item is recognized in earnings.  The ineffective portion of a derivative's change in fair value will be immediately recognized in operations.

The cumulative effect, reported after tax and net of related effects on DAC, upon adoption of the Statement at January 1, 2001 decreased net income and stockholder's equity by $54.3 million.  The adoption of the Statement may increase volatility in future reported income due, among other reasons, to the requirements of defining an effective hedging relationship under the Statement as opposed to certain hedges the Company believes are effective economic hedges.  The Company anticipates that it will continue to utilize its current risk management philosophy, which includes the use of derivative instruments.

The Company adopted EITF Issue No. 99-20 on April 1, 2001. EITF Issue 99-20 governs the method of recognizing interest income and impairment on asset-backed investment securities.  EITF Issue No. 99-20 requires the Company to update the estimate of cash flows over the life of certain retained beneficial interests in securitization transactions and purchased beneficial interests in securitized financial assets.  Pursuant to EITF Issue No. 99-20, based on current information and events, if the Company estimates that the fair value of its beneficial interests is not greater than or equal to its carrying value and if there has been a decrease in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other-than-temporary impairment should be recognized.  The cumulative effect, reported after tax and net of related effects on DAC, upon adoption of EITF Issue No. 99-20 on April 1, 2001 decreased net income by $6.5 million with a related increase to accumulated other comprehensive income of $1.8 million.

In September 2001, the EITF discussed Issue No. 01-10 "Accounting for the Impact of the Terrorist Attacks of September 11, 2001" which gives accounting guidance and recommended disclosures.  Following this guidance, the Company has reviewed its insurance contracts to quantify potential losses, if any, as a result of the tragedy and has determined that there were no material claims exposure to the Company.  The national tragedy of September 11, 2001 has also had an adverse impact on the airline, hotel and hospitality businesses.  The Company has investments associated with these industries.  As of December 31, 2002, the Company recorded a $4.5 million write-down of its airline industry investments for "other-than-temporary declines" due to the decrease in market value.  The Company will continue to monitor these investments to determine if any further adjustments are necessary.

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others ("FIN 45")."  FIN 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures for others.  This interpretation has no impact for Keyport.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

3. Accounting Changes (continued)

In January 2003, the FASB issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities," to improve financial reporting by enterprises involved with variable interest entities.  This interpretation states that if a business enterprise has a controlling financial interest in a variable interest entity, the assets, liabilities, and results of the activities of the variable interest entity should be included in consolidated financial statements with those of the business enterprise.  This interpretation has no impact for Keyport as Keyport does not maintain any involvement with variable interest entities.

In July 2002, the American Institute of Certified Public Accountants ("AICPA") issued a proposed Statement of Position ("SOP"), "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Separate Accounts."  This SOP provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts.  The Company is in the process of evaluating the provisions of this SOP and its impact to the Company's financial position or results of operations.

4. Accounting for Derivatives and Hedging Activities

All derivatives are recognized on the balance sheet at fair value.  On the date the derivative contract is entered into, the Company designates the derivative as either (1) a hedge of the fair value of a recognized asset ("fair value hedge") or (2) utilizes the derivative as an economic hedge ("non-designated derivative").  Changes in the fair value of a derivative that is highly effective and is designated and qualifies as a fair value hedge, along with the loss or gain on the hedged asset attributable to the hedged risk, are recorded in current period operations as a component of net derivative gains.  Changes in the fair value of non-designated derivatives are reported in current period operations as a component of net derivative gains.

The Company issues equity-indexed annuity contracts that contain a derivative instrument that is "embedded" in the contract.  Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract), is carried at fair value, and is considered a non-designated derivative.

The Company purchases call options and futures on the S&P 500 Index to economically hedge its obligation under the annuity contract to provide returns based upon this index.  The call options and futures are non-designated derivatives.  In addition, the Company utilizes non-designated total return swap agreements to hedge certain contract obligations.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements.  Interest rate swap agreements are agreements to exchange with a counterparty interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes.  Prior to October 31, 2001, the interest rate swap agreements were designated and qualified as fair value hedges.  The ineffective portion of the fair value hedges, net of related effects on DAC, resulted in a loss of $2.6 million for the ten-month period ended October 31, 2001.

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedging transactions.  This process included linking all fair value hedges to specific assets on the balance sheet.  The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values.  When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinues hedge accounting prospectively.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

4. Accounting for Derivatives and Hedging Activities (continued)

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative will continue to be carried on the balance sheet at its fair value and changes in fair value will be reported in operations.  The subsequent fair value changes in the hedged asset will no longer be reported in current period operations.

Effective November 1, 2001, in conformity with SLOC accounting policies, the Company discontinued hedge accounting and classified its interest rate swap agreements as non-designated derivatives.  The Company believes that these derivatives provide economic hedges and the cost of formally documenting the effectiveness of the fair value of the hedged assets in accordance with the provisions of SFAS 133 was not justified.  The decrease in the swap values, net of related effects on the value of business acquired, resulted in a (loss) income of $(113.7) million and $64.9 million for the year ended December 31, 2002 and for the two month period ended December 31, 2001, respectively.  The change in values of the call options, futures, and the embedded derivative, net of related effects on the value of business acquired and DAC, (decreased) increased income by $(9.7) million and $35.1 million for the year ended December 31, 2002 and for the two month period ended December 31, 2001, respectively.

Outstanding derivatives, shown in notional amounts along with their carrying value and fair value, are as follows (in thousands):

Assets /(Liabilities)

Notional Amounts

Carrying Value

 Fair
Value

12/31/2002

12/31/2002

12/31/2002

Interest rate swaps

$3,697,630

(205,569)

(205,569)

Total return swaps

203,018

(164,992)

(164,992)

S&P 500 Index call options

976,759

24,753

24,753

12/31/2001

12/31/2001

12/31/2001

Interest rate swaps

$2,172,526

$ (71,906)

$ (71,906)

Total return swaps

1,035,438

42,171

42,171

S&P 500 Index call options

-

56,125

56,125

The interest rate and total return swap agreements expire in 2003 through 2017.  The S&P 500 call options and futures maturities range from 2003 to 2009.

At December 31, 2002 and 2001, the Company had approximately $96.9 million and $92.5 million, respectively, of unamortized premium in call option contracts.

Fair values for swap and cap agreements are based on current settlement values.  The current settlement values are based on quoted market prices and brokerage quotes, which utilize pricing models or formulas using current assumptions.  Fair values for call options and futures contracts are based on quoted market prices.

There are risks associated with some of the techniques the Company uses to match its assets and liabilities.  The primary risk associated with swap, cap and call option agreements is the risk associated with counterparty nonperformance.  The Company believes that the counterparties to its swap, cap and call option agreements are financially responsible and that the counterparty risk associated with these transactions is minimal.  Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

5.  Investments

Fixed Maturities

The amortized cost, gross unrealized gains and losses, and fair value of fixed-maturity securities are as follows (in thousands):

December 31, 2002

Amortized Cost

Gross Unrealized Gains

Gross Unrealized Losses

Estimated
Fair Value

Fixed-maturity securities:

 Asset Backed and Mortgage Backed Securities

$ 5,158,297

$ 161,843

$ (81,822)

$ 5,238,318

 Foreign Government & Agency Securities

87,846

12,512

(8)

100,350

States & Political Subdivisions

1,649

96

-

1,745

 U.S. Treasury & Agency Securities

589,627

14,842

(981)

603,488

Corporate securities:

Basic Industry

$ 313,960

$ 16,874

$ (56)

$ 330,778

Capital Goods

370,441

25,960

(1,325)

395,076

Communications

787,935

42,982

(10,330)

820,587

Consumer Cyclical

744,063

41,818

(1,727)

784,154

Consumer Noncyclical

429,530

22,489

(3,543)

448,476

 Energy

537,089

27,270

(11,980)

552,379

 Finance

2,920,881

117,824

(21,943)

3,016,762

 Industrial Other

137,885

5,782

(258)

143,409

 Technology

66,294

1,928

(702)

67,520

 Transportation

505,660

23,742

(25,039)

504,363

 Utilities

1,207,575

47,016

(42,812)

1,211,779

Total Corporate

$ 8,021,313

$ 373,685

$ (119,715)

$ 8,275,283

Total fixed maturity securities

$ 13,858,732

$ 562,978

$ (202,526)

$ 14,219,184

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

5.  Investments (continued)

December 31, 2001 - Restated

Amortized Cost

Gross Unrealized Gains

Gross Unrealized Losses

Estimated
Fair Value

Fixed-maturity securities:

 Asset Backed and Mortgage Backed Securities

$ 5,068,049

$ 53,350

$ (87,382)

$ 5,034,016

 Foreign Government & Agency Securities

306,578

15,191

(4,588)

317,182

States & Political Subdivisions

2,099

25

-

2,124

 U.S. Treasury & Agency Securities

339,476

540

(6,113)

333,903

Corporate securities:

Basic Industry

$ 294,373

$ 3,704

$ (8,531)

$ 289,546

Capital Goods

346,352

9,556

(2,347)

353,561

Communications

854,824

11,438

(10,674)

855,588

Consumer Cyclical

679,878

3,074

(4,487)

678,465

Consumer Noncyclical

513,491

7,572

(5,493)

515,570

 Energy

467,518

1,943

(6,650)

462,811

 Finance

1,987,366

12,127

(25,175)

1,974,318

 Industrial Other

102,023

2,271

(1,868)

102,426

 Technology

67,988

887

(1,874)

67,001

 Transportation

426,033

6,703

(8,080)

424,656

 Utilities

710,522

2,259

(15,181)

697,600

Total Corporate

$ 6,450,368

$ 61,534

$ (90,360)

$ 6,421,542

Total fixed maturity securities

$ 12,166,570

$ 130,640

$ (188,443)

$ 12,108,767

At December 31, 2002 and 2001, net unrealized (losses) gains on equity securities and investments in separate accounts aggregated $(1.5) million and $4.7 million, respectively.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States government) exceeded ten percent of stockholder's equity at December 31, 2002.  At December 31, 2002, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location.

At December 31, 2002 and 2001, $595.9 million and $1.2 billion of fixed maturities were below investment grade, respectively.

Contractual Maturities

The amortized cost and fair value of fixed maturities by contractual maturity as of December 31, 2002 are as follows (in thousands):

Amortized Cost

Fair Value

Due in one year or less

$ 631,206

$ 635,956

Due after one year through five years

3,935,454

4,054,445

Due after five years through ten years

2,791,680

2,899,022

Due after ten years

1,342,094

1,391,443

8,700,734

8,980,866

Mortgage and asset-backed securities

5,158,298

5,238,318

$ 13,858,732

$ 14,219,184

Actual maturities may differ as borrowers may have the right to call or prepay obligations.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

5. Investments (continued)

Mortgage loans

The Company invests in commercial first mortgage loans throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 70% of the properties' value at the time that the original loan is made. The carrying value of mortgage loans was $169.6 million and $31.1 million at December 31, 2002 and 2001, respectively.

The Company monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, appropriate allowances for losses have been made.  In those cases where, in management's judgement, the mortgage loan's value has been impaired, appropriate losses are recorded.   The company had no restructured or impaired mortgage loans at December 31, 2002 and 2001, respectively.  The allowances for losses at December 31, 2002 were $81,000.

Mortgage loans comprise the following property types and geographic regions at December 31 (in thousands):

Property Type:

2002

2001 - Restated

Office building

$ 66,167

$ 6,508

Residential

3,353

7,931

Retail

44,189

9,865

Industrial/warehouse

40,690

3,600

Other

15,249

3,220

Valuation allowance

(81)

-

Total

$ 169,567

$ 31,124

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

5. Investments (continued)

Geographic region:

2002 -

2001 - Restated

Arizona

$ 2,434

$ 2,524

California

10,981

1,959

Delaware

8,944

-

Florida

7,949

4,206

Georgia

6,945

1,060

Indiana

1,836

1,894

Kentucky

8,018

-

Louisiana

4,551

-

Maryland

4,774

3,301

Massachusetts

9,417

-

Michigan

5,875

549

New York

25,047

4,128

North Carolina

12,838

473

Ohio

11,479

2,736

Pennsylvania

17,835

1,986

Tennessee

3,177

90

Texas

7,347

668

Utah

1,980

1,538

Virginia

1,160

1,200

Washington

8,637

1,610

Other

8,424

1,202

Valuation allowance

(81)

-

Total

$ 169,567

$ 31,124

At December 31, 2002, scheduled mortgage loan maturities were as follows (in thousands):

2003

$ -

2004

3,792

2005

2,538

2006

-

2007

31,252

Thereafter

131,985

Total

$ 169,567

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations, with or without prepayment penalties, and loans may be refinanced.

The Company has made commitments of mortgage loans on real estate and other loans into the future.  The outstanding commitments for these mortgages amount to $80.1 million and $0.5 million at December 31, 2002 and 2001, respectively.  The fair value of the outstanding commitments is not material to the Company.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

5.  Investments (continued)

Net Investment Income

Net investment income is summarized as follows (in thousands):

2 months

Year Ended December 31,

ended 12/31/2001

10 months ended

Year Ended December 31,

2002

Restated

10/31/2001

2000

Fixed maturities

$ 802,328

$ 146,509

$ 678,035

$ 807,884

Mortgage loans

7,070

466

788

972

Other invested assets

(35,325)

(4,059)

33,485

84,745

Policy loans

36,648

5,758

30,701

36,985

Equity securities

484

797

9,651

276

Cash and cash equivalents

1,607

385

917

27,368

Gross investment income

812,812

149,586

753,577

958,230

Investment expenses

(10,515)

(3,253)

(17,936)

(21,014)

Amortization of options and interest rate caps

-

-

-

(80,408)

Net investment income

$ 802,297

$ 146,603

$ 735,641

$ 856,808

As of December 31, 2002 and 2001, the carrying value of non-income-producing fixed-maturity investments was $0.5 million and $81.8 million, respectively.

Net Realized Investment Gains (Losses)

Net realized investment gains (losses) are summarized as follows (in thousands):

2 months

Year Ended December 31,

Ended 12/31/2001

10 months ended

Year Ended December 31,

2002

Restated

10/31/2001

2000

Fixed maturities available for sale:

Gross gains

$ 135,821

$ 12,722

$ 19,374

$ 35,430

Gross losses

(128,637)

(9,821)

(7,510)

(70,474)

Other-than-temporary declines in value

(66,838)

-

(42,800)

(16,731)

(56,654)

2,901

(30,936)

(51,775)

Equity securities

2,378

-

1,665

-

Investments in separate accounts

-

-

-

4,386

Other invested assets

8,815

-

-

1,497

Gross realized investment (losses) gains

(48,461)

2,901

(29,271)

(45,892)

Amortization adjustments of deferred policy

acquisition costs and value of business acquired

7,313

(678)

6,481

10,096

Net realized investment (losses) gains

$ (41,148)

$ 2,223

$ (22,790)

$(35,796)

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

6.  Reinsurance

The Company's subsidiary, SLNY, has an agreement with SLOC whereby SLOC reinsures the mortality risks of the group life insurance contracts.  Under this agreement, certain death benefits are reinsured on a yearly renewable term basis.  The agreement provides that SLOC will reinsure the mortality risks in excess of $50,000 per claim for group life contracts ceded by SLNY.

SLNY has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the group long-term disability contracts.  Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $4,000 per claim per month for long-term disability contracts ceded by SLNY.

The effects of reinsurance were as follows (in thousands):

Year ended December 31,

2 months ended

10 months ended

Year ended December 31,

2002

12/31/2001

10/31/2001

2000

Insurance premiums:

Direct

$ 25,900

$ 4,597

-

-

Ceded - Affiliated

4,133

280

-

-

Ceded - Non-affiliated

1,482

261

-

-

Net Premiums

$ 20,285

$ 4,056

-

-

Insurance and other individual policy benefits, and claims:

Direct

$ 19,644

$ 3,501

-

-

Ceded - Affiliated

2,858

1,227

-

-

Ceded - Non-affiliated

358

66

-

-

Net policy benefits and claims

$ 16,428

$ 2,208

-

-

SLNY is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim.  Management believes that any liability from this contingency is unlikely.  However, to limit the possibility of such losses, SLNY evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

7.  Income Taxes

Income tax expense (benefit) is summarized as follows (in thousands):

 Year ended
December 31,

2 months ended Restated

10 months ended

 Year ended
December 31,

2002

12/31/2001

10/31/2001

2000

Current

$ (45,827)

$ (2,359)

$ 89,493

$ 96,219

Deferred

34,802

49,587

(53,128)

(29,667)

Valuation allowance

-

-

(9,730)

(9,424)

$ (11,025)

$ 47,228

$ 26,635

$ 57,128

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

7.   Income Taxes (continued)

A reconciliation of income tax expense, with the expected federal income tax expense computed at the applicable federal income tax rate of 35%, is as follows (in thousands):

Year ended December 31,

2 months ended Restated

10 months ended

Year ended December 31,

2002

12/31/2001

10/31/2001

2000

Expected income tax expense

$ (10,103)

$ 47,224

$36,483

$69,899

Increase (decrease) in income taxes resulting from:

Nontaxable investment income

(1,622)

(195)

(1,002)

(2,704)

Amortization of goodwill

-

-

366

440

Change in valuation allowance

-

-

(9,730)

(9,424)

Other, net

700

199

518

(1,083)

Income tax expense

$ (11,025)

$ 47,228

$26,635

$57,128

The components of deferred income tax assets are as follows (in thousands):

December 31,

2002

2001 Restated

Deferred tax assets:

Policy liabilities

$ 33,104

$ 65,433

Deferred policy acquisition costs

53,319

100,559

Investments, net

-

20,142

Other

35,293

-

Total deferred tax assets

121,716

186,134

Deferred tax liabilities:

Investments, net

45,704

-

Other

-

4,959

Total deferred tax liabilities

45,704

4,959

Net deferred tax asset

$ 76,012

$181,175

Income taxes paid were $9.9 million, $64.0 million and $51.5 million for the year ended December 31, 2002, the ten-month period ended October 31, 2001 and the year ended December 31, 2000, respectively.

As part of the Stock Purchase Agreement between SLF and LFC, LFC was obligated to reimburse the Company for any federal, state or local taxes arising from certain tax elections under Section 338(h) of the Internal Revenue Code of 1986.  LFC had given notice to the Company of certain objections it had with the calculation of these taxes.  The amount in dispute was approximately $27 million.  This dispute has been resolved and the recoverable amount was not adjusted.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

8.  Retirement Plans

As a result of the acquisition of the Company by SLF Holdings, the LFC Pension Plan was terminated effective November 1, 2001. Effective January 2002, essentially all United States employees of the Company became employees of Sun Life Assurance Company of Canada (U.S.) ("SLUS").  The employees of the Company were eligible to participate in a plan sponsored by SLUS when they achieved 1,000 hours of service.  The gain or loss on the termination of the Plan did not have any effect on the Company's financial statements as LFC was responsible for such gain or loss.

Prior to the acquisition by SLF Holdings, the Company's employees and certain employees of LFC were eligible to participate in the LFC Pension Plan (the "Plan").  It was the Company's practice to fund amounts for the Plan sufficient to meet the minimum requirements of the Employee Retirement Income Security Act of 1974.  Additional amounts were contributed from time to time when deemed appropriate by the Company.  Under the Plan, all employees were vested after five years of service.  Benefits were based on years of service, the employee's average pay for the highest five consecutive years during the last ten years of employment and the employee's estimated social security retirement benefit.  The Company also had an unfunded nonqualified Supplemental Pension Plan ("Supplemental Plan") collectively with the Plan (the "Plans") to replace benefits lost due to limits imposed on Plan benefits under the Internal Revenue Code.  Plan assets consisted principally of investments in certain mutual funds sponsored by an affiliated company.

Pension cost related to the LFC Pension Plan is as follows (in thousands):

 10 months
ended

Year Ended December 31,

10/31/2001

2000

Pension cost consists of:

Service cost benefits earned during the period

$ 706

$ 734

Interest cost on projected benefit obligation

1,046

1,184

Expected return on Plan assets

(719)

(829)

Net amortization and deferred amounts

11

18

Total net periodic pension cost

$ 1,044

$ 1,107

The assumptions used to develop the accrued pension obligation and pension cost are as follows:

2001

2000

Discount rate

7.75%

7.75%

Rate of increase in compensation level

4.50

4.50

Expected long-term rate of return on assets

9.00

9.00

The Company provides various other funded and unfunded defined contribution plans, which include savings and investment plans and supplemental savings plans (under LFC through October 31, 2001 and SLOC thereafter).  Expenses related to these defined contribution plans totaled $0.8 million, and $0.9 million for the ten-month period ended October 31, 2001 and the year ended December 31, 2000, respectively.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

9.  Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of the Company's financial instruments.  The aggregate fair-value amounts presented herein do not necessarily represent the underlying value of the Company, and, accordingly, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair-value information presented herein.

The following methods and assumptions were used by the Company in determining estimated fair value of financial instruments:

Fixed maturities and equity securities: Fair values for fixed-maturity securities are based on quoted market prices, where available.  For fixed maturities not actively traded, the fair values are determined using values from independent pricing services, or, in the case of private placements, are determined by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the securities.  The fair values for equity securities are based on quoted market prices.

Mortgage loans: The fair value of mortgage loans is determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Policy loans: The carrying value of policy loans approximates fair value.

Other invested assets: The carrying value of private equity limited partnerships and all other assets classified as other invested assets in the accompanying consolidated balance sheet approximate their fair value.  Fair values for call options are based on market prices quoted by the counterparty to the respective call option contract.

Cash and cash equivalents: The carrying value of cash and cash equivalents approximates fair value.

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which includes surrender charges.

Policy liabilities: Deferred annuity contracts are assigned fair value equal to current net surrender value.  Annuitized contracts are valued based on the present value of the future cash flows at current pricing rates.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

9.  Fair Value of Financial Instruments (continued)

The fair values and carrying values of the Company's financial instruments are as follows (in thousands):

December 31,

December 31,

2002

2001

Restated

 Carrying
Value

 Fair
Value

 Carrying
Value

 Fair
Value

Assets:

Fixed-maturity securities

$14,219,184

$14,219,184

$ 12,108,767

$ 12,108,767

Equity securities

1,127

1,127

39,658

39,658

Mortgage loans

169,567

188,922

31,124

33,388

Policy loans

642,712

642,712

636,351

636,351

Other invested assets

280,465

280,465

521,259

521,259

Short term investments

6,390

6,390

17,758

17,758

Cash and cash equivalents

448,446

448,446

2,117,200

2,117,200

Separate accounts

2,334,755

2,334,755

2,995,094

2,995,094

Liabilities:

Policy liabilities

14,434,364

14,366,270

13,710,558

13,266,681

Separate accounts

2,317,611

2,317,611

2,966,820

2,966,820

10.  Quarterly Financial Data (Unaudited)

The following is a tabulation of the unaudited quarterly results of operations (in thousands).  The balances have been adjusted to reflect the merger of SLNY with Keyport at November 1, 2001.

2002 Quarters

March 31 Restated

June 30 Restated

 September 30
Restated

December 31

Net investment income, including

distributions from private equity

limited partnerships

$ 211,852

$ 206,664

$ 193,016

$ 190,765

Interest credited to policyholders

142,734

138,182

140,289

154,280

Investment spread

69,118

68,482

52,727

36,485

Premiums

5,677

5,268

3,611

5,729

Net realized investment (losses) gains

7,471

(24,584)

16,465

(40,500)

Net derivative income (losses)

9,941

(70,640)

(110,871)

48,144

Net change in unrealized and

undistributed gains (losses) in private

equity limited partnerships

(21,247)

10,993

12,498

(9,835)

Fee income

17,010

16,899

14,998

17,725

Pretax income (loss) before

minority interest and cumulative

effect of accounting changes

49,396

(32,922)

(62,612)

17,276

Net (loss) income

32,108

(21,399)

(40,937)

14,003

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

10.  Quarterly Financial Data (Unaudited) (continued)

2001 periods

2 Months ended

2001 Quarters

Month ended

December 31

March 31

June 30

September 30

October 31

Restated

Net investment income, including

distributions from private equity

limited partnerships

$ 234,919

$ 235,766

$ 195,391

$ 69,565

$ 146,603

Interest credited to policyholders

148,494

153,361

148,099

48,714

107,315

Investment spread

86,425

82,405

47,292

20,851

39,288

Premiums

Net realized investment (losses)

-

-

-

-

4,057

gains

(14,372)

(3,421)

(14,021)

9,024

2,223

Net derivative income (losses)

(3,823)

8,526

(6,537)

2,280

99,972

Net change in unrealized and

undistributed gains (losses) in

private equity limited

partnerships

2,656

(17,261)

(2,483)

-

-

Fee income

18,448

19,850

17,795

7,736

12,040

Pretax income (loss) before

minority interest and cumulative

effect of accounting changes

38,179

41,964

(977)

25,071

134,930

Net (loss) income

(23,877)

21,241

1,469

17,922

86,893

11.  Statutory Information

The Company's primary insurance company, Keyport Life Insurance Company, is domiciled in the State of Rhode Island and prepares its statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the State of Rhode Island Insurance Department.  Statutory surplus and capital and statutory net (loss) income differ from stockholder's equity and net income reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions and income tax expense reflects only taxes paid or currently payable.  The Company's statutory surplus and net (loss) are as follows (in thousands):

Year ended December 31,

2002

2001

2000

Statutory surplus and capital

$ 533,613

$ 571,051

$ 805,235

Statutory net (loss)

(89,926)

(136,238)

(5,877)

Effective January 1, 2001, the State of Rhode Island required that insurance companies domiciled in the State of Rhode Island prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures manual, version effective January 1, 2001, subject to any deviations prescribed or permitted by the Commissioner of Insurance of the State of Rhode Island.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

11.  Statutory Information (continued)

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures manual, version effective January 1, 2001, are reported as changes in accounting principles for statutory purposes.  As a result of these changes, the Company reported an adjustment on a statutory basis that decreased unassigned surplus by $17.4 million as of January 1, 2001, which was primarily due to deferred tax assets and liabilities established as of that date.

The Company's ability to pay dividends is subject to certain restrictions.  Current Rhode Island insurance law permits the payment of dividends or distributions from the Company to its parent, which, together with dividends and distributions paid during the preceding 12 months, do not exceed the lesser of (i) 10% of statutory surplus as of the preceding December 31 or (ii) the net gain from operations for the preceding fiscal year. Any proposed dividend in excess of this amount is called an "extraordinary dividend" and may not be paid until it is approved by the Commissioner of Insurance of the State of Rhode Island.  The Company paid $0.1 million and $10.0 million in dividends to LFC in 2001 and 2000, respectively.  In connection with the SLOC acquisition, the Company will not be allowed to make any dividend payments for a period of 18 months (May 1, 2003) without the prior approval of the Rhode Island Insurance Department.  Subsequent to the 18 month period, the amounts of dividends that the Company will be able to pay will be based upon current Rhode Island insurance law.

12.  Transactions with Affiliated Companies

The Company reimbursed SLOC and LFC (prior to November 1, 2001) and certain affiliates for expenses incurred on its behalf for the years ended December 31, 2002 and 2000 and for the ten-month period ended October 31, 2001.  These reimbursements included corporate, general and administrative expenses, corporate overhead, such as executive and legal support, employee benefits, and investment management services.  The total amounts reimbursed were $66.1 million, $6.1 million, and $7.5 million for the year ended December 31, 2002, the ten-month period ended October 31, 2001 and the year ended December 31, 2000, respectively.  In addition, certain affiliated companies distribute the Company's products and were paid $84.2 million, $47.1 million and $39.4 million by the Company for the year ended December 31, 2002, the ten-month period ended October 31, 2001 and the year ended December 31, 2000, respectively.

On July 25, 2002, the Company issued a $380,000,000 promissory note at 5.76% to an affiliate, Sun Life (Hungary) Group Financing Limited Liability Company, which matures on June 30, 2012.  The Company will pay interest semi-annually beginning December 31, 2002.  The proceeds of the note were used to purchase fixed rate corporate and government bonds.

On December 31, 2002, Keyport Benefit Life Insurance Company ("KBL"), a wholly owned subsidiary of the Company, merged with and into Sun Life Insurance and Annuity Company of New York ("SLNY"), an affiliate.  Keyport and its subsidiaries, including KBL, were purchased on October 31, 2001 by Sun Life of Canada (U.S.) Holding, Inc., an upstream parent of SLNY.  On December 31, 2002, prior to the completion of the merger, the Company contributed capital in the amount of $30.15 million to KBL.  Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"), the parent of SLNY, contributed capital totaling $14.85 million to SLNY.  These contributions were approved by the respective boards of directors in anticipation of the merger transaction.  As a result of the merger, Sun Life (U.S.) continued to hold 2,000 shares of SLNY's common stock; however, the par value of the common stock was converted to $350 per share.  In exchange for its investment in KBL, SLNY issued the Company 4,001 shares of its common stock valued at $350 per share.  As a result of the share issuance and changes in par value, Sun Life (U.S.) ownership percentage of SLNY became 33%, with the Company holding the remaining 67%.

There were no material related party transactions during the two months ended December 31, 2001.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

13.  Commitments and Contingencies

Leases

The Company leases data processing equipment, furniture and certain office facilities from others under operating leases expiring in various years through 2007.  Rental expense amounted to $5.7 million, $7.1 million, and $6.5 million for the year ended December 31, 2002, the ten-month period ended October 31, 2001 and the year ended December 31, 2000, respectively.  The following are the minimum future rental payments under noncancelable operating leases having remaining terms in excess of one year at December 31, 2002 (in thousands):

2003

$ 5,267

2004

5,220

2005

5,080

2006

5,146

2007

4,769

Thereafter

1,241

$ 26,723

Legal Matters

The Company is involved at various times in litigation common to its business. In the opinion of management, provisions made for potential losses are adequate, and the resolution of any such litigation is not expected to have a material adverse effect on the Company's financial condition or its results of operations.

Regulatory Matters

Under existing guaranty fund laws in all states, insurers licensed to do business in those states can be assessed for certain obligations of insolvent insurance companies to policyholders and claimants. The actual amount of such assessments will depend upon the final outcome of rehabilitation proceedings and will be paid over several years.

Investments

The Company has extended commitments to fund additional investments in private equity limited partnerships of $145.2 million.